UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 through December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2014

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

While the first half of 2014 was generally marked by slow but steady global growth and low volatility in financial markets, the second half displayed a growing divergence between the U.S. economy and the world’s other leading economies. Throughout the twelve months ended December 31, 2014, the global markets were generally supported by accommodative growth policies from major central banks.

“Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns.”

However, as the economic recovery took hold and began to accelerate in the U.S., the Federal Reserve moved toward a more normalized monetary policy, both by ending its quantitative easing program of monthly bond purchases and by indicating that it may raise interest rates in mid 2015. At the same time, the European Central Bank (ECB) and the Bank of Japan took unprecedented steps to shore up flagging growth and stubbornly high unemployment.

The other key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December. This had the effect of transferring billions in wealth from oil exporting nations to consumers in developed-market nations.

During 2014, the U.S. economy grew at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014, and unemployment dropped to 5.6% in December, a level not seen since June 2008. Inflation in the U.S. remained subdued at less than 2.0% during the second half of 2014 amid falling oil prices and a notable absence in meaningful U.S. wage growth.

Against this backdrop, U.S. equity markets were among the best performing asset classes of 2014. The Standard & Poor’s 500 Index (“S&P 500”) posted 53 new closing highs during the year and May through June saw market volatility retreat to lows not consistently seen since 2007. While the latter part of 2014 included the return of market volatility and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to record highs in the final months of 2014.

The S&P 500 broke through the 2,000-point closing level for the first time at the end of October and went on to post new closing highs in the final two weeks of December. Also in late December, the Dow Jones Industrial Average surpassed 18,000 points at closing for the first time amid news that third quarter GDP showed the fastest growth in 11 years. Meanwhile, U.S. Treasury securities turned in their best performance in three years as weaker global growth, increased market volatility and discreet geopolitical risks drove investors toward perceived safe-haven bonds.

Weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate in June to negative 0.1% to encourage banks to extend lending, growth remained tepid and inflation was well below the ECB’s target of just below 2.0%. The inflation rate averaged 0.4% from July to October and then fell to 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession by the fourth quarter of 2014, which was partly attributed to an increase in the national consumption tax earlier in April. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo equity markets to seven-year highs. For the twelve months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -4.5%.

During 2014, China’s economy continued to grow but at a slower pace. At 7.4%, China’s annual GDP growth was the slowest in 24 years and below the government’s target of 7.5%. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed strongly over the twelve months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased foreign access to China’s financial markets by allowing Hong Kong investors to buy shares in Shanghai.

Russia’s economy, already straining under the imposition of Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. For the twelve months ended December 31, 2014, the MSCI Emerging Markets Index returned -1.8%.

The relative strength of the U.S. economy drove gains in both domestic equity and bond markets during 2014. It also drove the U.S. dollar higher against most other currencies due to

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

JANUARY 11, 2015 (Unaudited) (continued)

investor expectations that interest rates will rise in the U.S. earlier and more rapidly than elsewhere. Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns. The economic and financial market events of 2014 served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	4.92%
Barclays U.S. Aggregate Index	5.97%

Net Assets as of 12/31/2014	$199,116,753
Duration as of 12/31/2014	4.78 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

While U.S. Treasury securities produced their best annual returns since 2011, bond markets overall underperformed equity markets in 2014. The year was notable for the continuation of accommodative policies from leading central banks, accelerating growth in the U.S., and falling oil prices in the latter half of the year. Even as the U.S. economy continued to show improvement, overall inflation remained low and the U.S. Federal Reserve signaled it would hold off raising interest rates until mid-2015.

Global growth outlooks generally declined as slowing German production data and the potential for deflation in the euro zone weighed on prospects there, while declines in Chinese import figures appeared to partially reflect a reduction in domestic demand within the world’s second largest economy. Investors responded by seeking the relative safety of U.S. Treasury securities. Against this backdrop, the U.S. dollar strengthened against most other currencies. By the end of 2014, yields had fallen sharply on 10-year and 30-year U.S. Treasury securities, but had risen on the two-year Treasury. Yields generally move in the opposite direction of prices. Meanwhile, the Barclays U.S. Aggregate Index returned 5.97% for the 12 months ended December 31, 2014.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio underperformed the Barclays U.S. Aggregate Index (the “Benchmark”) for the twelve months ended December 31, 2014.

The Portfolio’s shorter duration, and its position on the yield curve, where it was overweight in the 5-10 year portion, detracted from performance relative to the Benchmark, as interest rates fell during the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

The Portfolio’s underweight position in the credit sector, particularly the non-corporate segment, also detracted from performance relative to the Benchmark. The Portfolio’s allocation and selection in agency mortgage securities further detracted from relative performance, with current coupon mortgages finding a strong bid into falling rates, low issuance and historically low volatility.

The Portfolio’s underweight position in U.S. Treasury securities contributed to performance relative to the Benchmark, as other government spread sectors that the Portfolio managers chose to overweight, outperformed their risk-free counterpart. The Portfolio’s security selection in the asset-backed and commercial mortgage-backed sectors also contributed to relative performance, as did security selection in the industrial sector.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy continued to be security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct what they believe to be a portfolio of undervalued fixed income securities. Portfolio construction is strategic in nature, so sector allocation changes should be gradual and a function of relative value.

The Portfolio remained underweight in U.S. Treasury securities, underweight in corporate credit debt, and an overweight with respect to positions in securitized sectors including asset-backed, commercial-backed, and mortgage-backed securities, which include both agency and non-agency varieties. The Portfolio was also overweight in the intermediate part of the yield curve (5 to 10 year maturities) as the Portfolio’s managers believed that this had the most attractive risk/reward profile and its steepness would benefit the Portfolio as securities roll-down the yield curve. The Portfolio maintained a shorter duration posture versus the Benchmark during the calendar year.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	29.3%
Collateralized Mortgage Obligations	23.1
Corporate Bonds	16.6
U.S. Government Agency Securities	14.3
Mortgage Pass-Through Securities	10.1
Asset-Backed Securities	3.0
Commercial Mortgage-Backed Securities	2.3
Others (each less than 1.0%)	0.8
Short-Term Investment	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	4.92%	5.03%	4.87%
CLASS 2 SHARES	August 16, 2006	4.71	4.78	4.66

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds Core Bond Funds Index from December 31, 2004 to December 31, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 3.1%
172,000	Ally Auto Receivables Trust, Series 2013-2, Class A3, 0.790%, 01/15/18	171,853
168,486	American Credit Acceptance Receivables Trust, Series 2014-2, Class A, 0.990%, 10/10/17 (e)	168,355
16,421	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2, 0.740%, 11/08/16	16,425
19,233	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.539%, 04/25/36	18,404
	CarFinance Capital Auto Trust,
112,832	Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	112,986
175,308	Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	175,163
	CarMax Auto Owner Trust,
62,000	Series 2013-4, Class A3, 0.800%, 07/16/18	61,929
55,000	Series 2013-4, Class A4, 1.280%, 05/15/19	54,665
109,224	Centex Home Equity Loan Trust, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	112,145
43,830	CNH Equipment Trust, Series 2011-A, Class A4, 2.040%, 10/17/16	43,855
10,179	CWABS Revolving Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.461%, 02/15/34	9,083
	CWABS, Inc. Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.730%, 04/25/34	984
100,096	Series 2004-1, Class M1, VAR, 0.920%, 03/25/34	95,457
12,182	Series 2004-1, Class M2, VAR, 0.995%, 03/25/34	11,242
	Exeter Automobile Receivables Trust,
85,747	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	85,611
187,358	Series 2014-3A, Class A, 1.320%, 01/15/19 (e)	187,326
	Flagship Credit Auto Trust,
114,154	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	113,864
189,663	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	189,425
45,000	Series 2014-2, Class B, 2.840%, 11/16/20 (e)	44,920
22,000	Series 2014-2, Class C, 3.950%, 12/15/20 (e)	22,014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

98,631	Gold Key Resorts LLC, Series 2014-A, Class A, 3.220%, 03/17/31 (e)	98,642
200,000	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class A2, 1.147%, 05/16/44 (e)	199,800
180,000	HLSS Servicer Advance Receivables Trust, Series 2013-T1, Class A2, 1.495%, 01/16/46 (e)	179,856
	Hyundai Auto Receivables Trust,
136,496	Series 2013-A, Class A3, 0.560%, 07/17/17	136,547
200,000	Series 2013-A, Class A4, 0.750%, 09/17/18	199,663
11,950	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.520%, 07/25/34 (e)	11,908
	Long Beach Mortgage Loan Trust,
114,212	Series 2003-4, Class M1, VAR, 1.190%, 08/25/33	109,749
190,000	Series 2004-1, Class M1, VAR, 0.920%, 02/25/34	180,574
14,859	Series 2004-1, Class M2, VAR, 0.995%, 02/25/34	14,229
16,654	Series 2006-WL2, Class 2A3, VAR, 0.370%, 01/25/36	16,158
102,000	Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 0.997%, 02/15/45 (e)	101,963
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.844%, 03/25/35	116,919
439,957	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	439,297
276,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	277,082
81,716	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.107%, 10/25/34	81,414
7,333	RASC Trust, Series 2003-KS9, Class A2B, VAR, 0.809%, 11/25/33	6,171
	SNAAC Auto Receivables Trust,
7,762	Series 2013-1A, Class A, 1.140%, 07/16/18 (e)	7,770
74,179	Series 2014-1A, Class A, 1.030%, 09/17/18 (e)	74,156
	SpringCastle America Funding LLC,
544,734	Series 2014-AA, Class A, 2.700%, 05/25/23 (e)	543,866

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
100,000	Series 2014-AA, Class B, 4.610%, 10/25/27 (e)	100,784
	Springleaf Funding Trust,
450,000	Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	451,296
583,000	Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	582,517
443,382	Vericrest Opportunity Loan Transferee LLC, Series 2014-NPL4, Class A1, SUB, 3.125%, 04/27/54 (e)	440,802

	Total Asset-Backed Securities (Cost $6,089,105)	6,066,869

Collateralized Mortgage Obligations — 23.2%
	Agency CMO — 16.2%
123,526	Federal Home Loan Mortgage Corp. -Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	136,411
	Federal Home Loan Mortgage Corp. REMIC,
584	Series 1065, Class J, 9.000%, 04/15/21	677
1,040	Series 11, Class D, 9.500%, 07/15/19	1,069
41,930	Series 1113, Class J, 8.500%, 06/15/21	44,434
3,265	Series 1250, Class J, 7.000%, 05/15/22	3,641
7,841	Series 1316, Class Z, 8.000%, 06/15/22	8,776
12,446	Series 1324, Class Z, 7.000%, 07/15/22	13,847
52,649	Series 1343, Class LA, 8.000%, 08/15/22	60,810
10,838	Series 1343, Class LB, 7.500%, 08/15/22	12,549
7,806	Series 1394, Class ID, IF, 9.566%, 10/15/22	9,274
7,623	Series 1395, Class G, 6.000%, 10/15/22	8,239
5,126	Series 1505, Class Q, 7.000%, 05/15/23	5,617
9,678	Series 1518, Class G, IF, 8.875%, 05/15/23	11,335
9,574	Series 1541, Class O, VAR, 1.570%, 07/15/23	9,632
232,669	Series 1577, Class PV, 6.500%, 09/15/23	257,057
172,137	Series 1584, Class L, 6.500%, 09/15/23	194,013
808	Series 1609, Class LG, IF, 16.985%, 11/15/23	832
185,408	Series 1633, Class Z, 6.500%, 12/15/23	203,629
208,324	Series 1638, Class H, 6.500%, 12/15/23	229,045
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,297
31,207	Series 1694, Class PK, 6.500%, 03/15/24	34,217

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
7,245	Series 1700, Class GA, PO, 02/15/24	7,002
25,162	Series 1798, Class F, 5.000%, 05/15/23	27,212
49,844	Series 1863, Class Z, 6.500%, 07/15/26	55,004
4,026	Series 1865, Class D, PO, 02/15/24	3,510
18,720	Series 1981, Class Z, 6.000%, 05/15/27	20,693
25,271	Series 1987, Class PE, 7.500%, 09/15/27	27,854
91,907	Series 1999, Class PU, 7.000%, 10/15/27	103,781
139,584	Series 2031, Class PG, 7.000%, 02/15/28	156,335
5,631	Series 2033, Class SN, HB, IF, 28.417%, 03/15/24	2,188
136,989	Series 2035, Class PC, 6.950%, 03/15/28	157,265
9,963	Series 2038, Class PN, IO, 7.000%, 03/15/28	1,766
30,064	Series 2054, Class PV, 7.500%, 05/15/28	34,341
158,510	Series 2057, Class PE, 6.750%, 05/15/28	177,540
48,679	Series 2064, Class TE, 7.000%, 06/15/28	55,342
32,406	Series 2075, Class PH, 6.500%, 08/15/28	36,101
105,674	Series 2095, Class PE, 6.000%, 11/15/28	116,003
6,359	Series 2132, Class SB, HB, IF, 29.875%, 03/15/29	11,061
9,401	Series 2134, Class PI, IO, 6.500%, 03/15/19	993
53,207	Series 2178, Class PB, 7.000%, 08/15/29	61,057
90,721	Series 2182, Class ZB, 8.000%, 09/15/29	104,780
2,607	Series 22, Class C, 9.500%, 04/15/20	2,823
14,013	Series 2247, Class Z, 7.500%, 08/15/30	16,151
198,123	Series 2259, Class ZC, 7.350%, 10/15/30	226,862
3,582	Series 2261, Class ZY, 7.500%, 10/15/30	4,110
42,310	Series 2283, Class K, 6.500%, 12/15/23	47,092
6,738	Series 2306, Class K, PO, 05/15/24	6,375
16,172	Series 2306, Class SE, IF, IO, 8.240%, 05/15/24	2,843
18,691	Series 2325, Class PM, 7.000%, 06/15/31	19,938
102,933	Series 2344, Class ZD, 6.500%, 08/15/31	117,198

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
16,458	Series 2344, Class ZJ, 6.500%, 08/15/31	18,531
9,514	Series 2345, Class NE, 6.500%, 08/15/31	10,620
29,485	Series 2345, Class PQ, 6.500%, 08/15/16	30,589
9,729	Series 2355, Class BP, 6.000%, 09/15/16	10,011
63,257	Series 2359, Class ZB, 8.500%, 06/15/31	75,223
148,685	Series 2367, Class ME, 6.500%, 10/15/31	163,116
14,588	Series 2390, Class DO, PO, 12/15/31	13,460
14,252	Series 2391, Class QR, 5.500%, 12/15/16	14,651
15,472	Series 2394, Class MC, 6.000%, 12/15/16	16,007
28,288	Series 2410, Class OE, 6.375%, 02/15/32	30,239
28,191	Series 2410, Class QS, IF, 19.082%, 02/15/32	40,901
29,784	Series 2410, Class QX, IF, IO, 8.489%, 02/15/32	8,204
32,466	Series 2412, Class SP, IF, 15.778%, 02/15/32	42,951
60,637	Series 2423, Class MC, 7.000%, 03/15/32	69,434
100,052	Series 2423, Class MT, 7.000%, 03/15/32	114,726
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	246,762
38,349	Series 2444, Class ES, IF, IO, 7.789%, 03/15/32	10,196
25,566	Series 2450, Class SW, IF, IO, 7.839%, 03/15/32	5,686
88,025	Series 2455, Class GK, 6.500%, 05/15/32	98,467
50,828	Series 2484, Class LZ, 6.500%, 07/15/32	57,038
214,478	Series 2500, Class MC, 6.000%, 09/15/32	241,184
9,206	Series 2503, Class BH, 5.500%, 09/15/17	9,646
85,408	Series 2527, Class BP, 5.000%, 11/15/17	89,230
73,876	Series 2535, Class BK, 5.500%, 12/15/22	80,738
2,156,675	Series 2543, Class YX, 6.000%, 12/15/32	2,424,208
155,660	Series 2544, Class HC, 6.000%, 12/15/32	171,620

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
298,748	Series 2575, Class ME, 6.000%, 02/15/33	329,173
704,975	Series 2578, Class PG, 5.000%, 02/15/18	738,468
22,585	Series 2586, Class WI, IO, 6.500%, 03/15/33	3,710
32,946	Series 2626, Class NS, IF, IO, 6.389%, 06/15/23	2,390
27,992	Series 2638, Class DS, IF, 8.439%, 07/15/23	31,554
114,332	Series 2647, Class A, 3.250%, 04/15/32	118,944
401,363	Series 2651, Class VZ, 4.500%, 07/15/18	418,843
773,477	Series 2656, Class BG, 5.000%, 10/15/32	808,840
92,304	Series 2682, Class LC, 4.500%, 07/15/32	95,147
8,432	Series 2780, Class JG, 4.500%, 04/15/19	8,623
366,761	Series 2827, Class DG, 4.500%, 07/15/19	384,248
5,280	Series 2989, Class PO, PO, 06/15/23	5,234
300,000	Series 3047, Class OD, 5.500%, 10/15/35	342,372
160,898	Series 3085, Class VS, HB, IF, 28.077%, 12/15/35	245,035
54,418	Series 3117, Class EO, PO, 02/15/36	51,088
53,903	Series 3260, Class CS, IF, IO, 5.979%, 01/15/37	7,019
129,036	Series 3385, Class SN, IF, IO, 5.839%, 11/15/37	18,663
136,839	Series 3387, Class SA, IF, IO, 6.259%, 11/15/37	18,255
96,631	Series 3451, Class SA, IF, IO, 5.889%, 05/15/38	12,585
377,275	Series 3455, Class SE, IF, IO, 6.039%, 06/15/38	54,519
383,128	Series 3688, Class NI, IO, 5.000%, 04/15/32	31,062
134,997	Series 3759, Class HI, IO, 4.000%, 08/15/37	13,818
163,733	Series 3772, Class IO, IO, 3.500%, 09/15/24	7,120
406	Series 47, Class F, 10.000%, 06/15/20	455
335	Series 99, Class Z, 9.500%, 01/15/21	373
	Federal Home Loan Mortgage Corp. STRIPS,
126,159	Series 233, Class 11, IO, 5.000%, 09/15/35	17,511
152,294	Series 239, Class S30, IF, IO, 7.539%, 08/15/36	28,260

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
434,985	Series 262, Class 35, 3.500%, 07/15/42	447,151
449,393	Series 299, Class 300, 3.000%, 01/15/43	448,215
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
15,471	Series T-41, Class 3A, VAR, 6.320%, 07/25/32	17,647
102,600	Series T-54, Class 2A, 6.500%, 02/25/43	118,212
47,545	Series T-54, Class 3A, 7.000%, 02/25/43	57,932
204,255	Series T-56, Class APO, PO, 05/25/43	176,278
26,583	Series T-58, Class APO, PO, 09/25/43	21,671
1,000,000	Federal National Mortgage Association - ACES, Series 2014-M3, Class A2, VAR, 3.477%, 01/25/24	1,062,008
	Federal National Mortgage Association REMIC,
3,660	Series 1988-16, Class B, 9.500%, 06/25/18	3,918
3,453	Series 1989-83, Class H, 8.500%, 11/25/19	3,825
668	Series 1990-1, Class D, 8.800%, 01/25/20	743
4,180	Series 1990-10, Class L, 8.500%, 02/25/20	4,647
436	Series 1990-93, Class G, 5.500%, 08/25/20	464
13	Series 1990-140, Class K, HB, 652.145%, 12/25/20	112
968	Series 1990-143, Class J, 8.750%, 12/25/20	1,101
17,815	Series 1992-101, Class J, 7.500%, 06/25/22	19,838
7,620	Series 1992-143, Class MA, 5.500%, 09/25/22	8,182
25,709	Series 1993-146, Class E, PO, 05/25/23	24,502
58,708	Series 1993-155, Class PJ, 7.000%, 09/25/23	66,649
1,899	Series 1993-165, Class SD, IF, 13.433%, 09/25/23	2,428
9,471	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	10,858
81,075	Series 1993-203, Class PL, 6.500%, 10/25/23	90,689
8,344	Series 1993-205, Class H, PO, 09/25/23	7,945
381,736	Series 1993-223, Class PZ, 6.500%, 12/25/23	416,959
82,023	Series 1993-225, Class UB, 6.500%, 12/25/23	91,357

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
2,367	Series 1993-230, Class FA, VAR, 0.770%, 12/25/23	2,401
43,165	Series 1993-250, Class Z, 7.000%, 12/25/23	43,587
196,374	Series 1994-37, Class L, 6.500%, 03/25/24	218,684
1,684,151	Series 1994-72, Class K, 6.000%, 04/25/24	1,826,019
18,169	Series 1995-2, Class Z, 8.500%, 01/25/25	20,976
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	94,211
3,388	Series 1996-59, Class J, 6.500%, 08/25/22	3,672
114,748	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	5,383
17,003	Series 1997-39, Class PD, 7.500%, 05/20/27	19,767
30,534	Series 1997-46, Class PL, 6.000%, 07/18/27	34,187
77,062	Series 1997-61, Class ZC, 7.000%, 02/25/23	86,198
13,453	Series 1998-36, Class ZB, 6.000%, 07/18/28	14,910
28,188	Series 1998-43, Class SA, IF, IO, 17.540%, 04/25/23	9,020
41,771	Series 1998-46, Class GZ, 6.500%, 08/18/28	46,532
76,604	Series 1998-58, Class PC, 6.500%, 10/25/28	85,307
179,518	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	30,235
5,501	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	1,268
69,353	Series 2001-4, Class PC, 7.000%, 03/25/21	75,801
56,378	Series 2001-30, Class PM, 7.000%, 07/25/31	64,013
200,509	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	34,879
87,020	Series 2001-36, Class DE, 7.000%, 08/25/31	99,368
9,329	Series 2001-44, Class PD, 7.000%, 09/25/31	10,509
7,337	Series 2001-52, Class XN, 6.500%, 11/25/15	7,463
147,070	Series 2001-61, Class Z, 7.000%, 11/25/31	165,756

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
18,017	Series 2001-69, Class PG, 6.000%, 12/25/16	18,538
12,242	Series 2001-71, Class QE, 6.000%, 12/25/16	12,615
20,476	Series 2002-1, Class HC, 6.500%, 02/25/22	22,647
7,579	Series 2002-1, Class SA, HB, IF, 24.637%, 02/25/32	12,464
23,937	Series 2002-2, Class UC, 6.000%, 02/25/17	24,823
20,803	Series 2002-3, Class OG, 6.000%, 02/25/17	21,431
188,303	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	10,241
149,560	Series 2002-15, Class PO, PO, 04/25/32	137,132
67,970	Series 2002-28, Class PK, 6.500%, 05/25/32	76,043
158,022	Series 2002-62, Class ZE, 5.500%, 11/25/17	165,501
133,018	Series 2002-68, Class SH, IF, IO, 7.838%, 10/18/32	35,174
14,696	Series 2002-77, Class S, IF, 14.173%, 12/25/32	18,695
95,380	Series 2002-94, Class BK, 5.500%, 01/25/18	99,083
238,515	Series 2003-7, Class A1, 6.500%, 12/25/42	270,185
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	307,864
70,031	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	13,076
52,168	Series 2003-47, Class PE, 5.750%, 06/25/33	57,290
11,938	Series 2003-64, Class SX, IF, 13.363%, 07/25/33	14,368
17,151	Series 2003-66, Class PA, 3.500%, 02/25/33	17,715
43,691	Series 2003-71, Class DS, IF, 7.260%, 08/25/33	47,620
21,847	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	208
62,089	Series 2003-80, Class SY, IF, IO, 7.481%, 06/25/23	4,712
830,699	Series 2003-81, Class MC, 5.000%, 12/25/32	867,960
442,365	Series 2003-82, Class VB, 5.500%, 08/25/33	461,210
21,343	Series 2003-91, Class SD, IF, 12.217%, 09/25/33	24,831

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
184,064	Series 2003-116, Class SB, IF, IO, 7.431%, 11/25/33	46,415
1,065,563	Series 2003-128, Class DY, 4.500%, 01/25/24	1,143,670
11,408	Series 2003-130, Class SX, IF, 11.266%, 01/25/34	13,258
27,683	Series 2003-132, Class OA, PO, 08/25/33	26,409
468,304	Series 2004-2, Class OE, 5.000%, 05/25/23	481,578
87,939	Series 2004-4, Class QM, IF, 13.861%, 06/25/33	100,985
47,719	Series 2004-10, Class SC, HB, IF, 27.922%, 02/25/34	63,356
132,678	Series 2004-36, Class SA, IF, 19.059%, 05/25/34	182,639
81,945	Series 2004-46, Class SK, IF, 16.034%, 05/25/34	101,707
12,685	Series 2004-51, Class SY, IF, 13.901%, 07/25/34	15,980
67,890	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	79,906
54,096	Series 2004-76, Class CL, 4.000%, 10/25/19	56,156
199,140	Series 2005-45, Class DC, HB, IF, 23.688%, 06/25/35	290,651
25,964	Series 2005-52, Class PA, 6.500%, 06/25/35	27,596
363,281	Series 2005-68, Class BC, 5.250%, 06/25/35	390,713
209,022	Series 2005-84, Class XM, 5.750%, 10/25/35	226,368
437,120	Series 2005-110, Class MN, 5.500%, 06/25/35	466,049
76,481	Series 2006-22, Class AO, PO, 04/25/36	71,279
29,945	Series 2006-46, Class SW, HB, IF, 23.578%, 06/25/36	42,208
53,681	Series 2006-59, Class QO, PO, 01/25/33	52,838
87,738	Series 2006-110, Class PO, PO, 11/25/36	79,136
138,681	Series 2006-117, Class GS, IF, IO, 6.481%, 12/25/36	22,043
42,337	Series 2007-7, Class SG, IF, IO, 6.330%, 08/25/36	8,826
236,266	Series 2007-53, Class SH, IF, IO, 5.931%, 06/25/37	27,929
224,864	Series 2007-88, Class VI, IF, IO, 6.370%, 09/25/37	32,220
183,615	Series 2007-100, Class SM, IF, IO, 6.280%, 10/25/37	25,004

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
177,666	Series 2008-1, Class BI, IF, IO, 5.740%, 02/25/38	19,609
46,813	Series 2008-16, Class IS, IF, IO, 6.031%, 03/25/38	6,310
139,508	Series 2008-46, Class HI, IO, VAR, 1.742%, 06/25/38	13,239
66,043	Series 2008-53, Class CI, IF, IO, 7.031%, 07/25/38	11,477
151,914	Series 2009-112, Class ST, IF, IO, 6.081%, 01/25/40	20,396
84,890	Series 2010-35, Class SB, IF, IO, 6.251%, 04/25/40	13,417
371,930	Series 2013-128, Class PO, PO, 12/25/43	299,886
1,913	Series G92-42, Class Z, 7.000%, 07/25/22	2,103
23,747	Series G92-44, Class ZQ, 8.000%, 07/25/22	25,341
19,624	Series G92-54, Class ZQ, 7.500%, 09/25/22	21,542
1,381	Series G92-59, Class F, VAR, 1.371%, 10/25/22	1,402
3,910	Series G92-61, Class Z, 7.000%, 10/25/22	4,450
9,034	Series G92-66, Class KA, 6.000%, 12/25/22	9,831
42,730	Series G92-66, Class KB, 7.000%, 12/25/22	47,401
11,326	Series G93-1, Class KA, 7.900%, 01/25/23	12,898
11,853	Series G93-17, Class SI, IF, 6.000%, 04/25/23	13,082
	Federal National Mortgage Association REMIC Trust,
49,640	Series 1999-W1, Class PO, PO, 02/25/29	45,991
189,452	Series 1999-W4, Class A9, 6.250%, 02/25/29	210,368
403,805	Series 2002-W7, Class A4, 6.000%, 06/25/29	439,350
342,219	Series 2003-W1, Class 1A1, VAR, 5.854%, 12/25/42	388,672
46,509	Series 2003-W1, Class 2A, VAR, 6.552%, 12/25/42	53,484
	Federal National Mortgage Association STRIPS,
12,208	Series 329, Class 1, PO, 01/25/33	11,461
55,178	Series 365, Class 8, IO, 5.500%, 05/25/36	8,136

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
41,429	Federal National Mortgage Association Trust, Series 2004-W2, Class 2A2, 7.000%, 02/25/44	47,535
	Government National Mortgage Association,
141,440	Series 1994-7, Class PQ, 6.500%, 10/16/24	160,760
84,861	Series 1998-22, Class PD, 6.500%, 09/20/28	89,767
27,062	Series 1999-17, Class L, 6.000%, 05/20/29	30,225
137,681	Series 2000-21, Class Z, 9.000%, 03/16/30	167,828
2,427	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	437
423,378	Series 2000-36, Class PB, 7.500%, 11/16/30	500,747
945,482	Series 2001-10, Class PE, 6.500%, 03/16/31	1,068,414
146,986	Series 2001-22, Class PS, HB, IF, 20.587%, 03/17/31	227,116
61,803	Series 2001-36, Class S, IF, IO, 7.889%, 08/16/31	16,509
24,445	Series 2001-53, Class SR, IF, IO, 7.985%, 10/20/31	761
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,136,243
10,696	Series 2002-24, Class SB, IF, 11.684%, 04/16/32	13,537
5,309	Series 2003-24, Class PO, PO, 03/16/33	4,827
269,365	Series 2004-11, Class SW, IF, IO, 5.335%, 02/20/34	35,711
32,789	Series 2004-28, Class S, IF, 19.220%, 04/16/34	47,810
186,933	Series 2007-45, Class QA, IF, IO, 6.475%, 07/20/37	28,369
144,308	Series 2007-76, Class SA, IF, IO, 6.365%, 11/20/37	21,621
134,597	Series 2008-2, Class MS, IF, IO, 6.999%, 01/16/38	23,270
99,862	Series 2008-55, Class SA, IF, IO, 6.035%, 06/20/38	12,490
75,361	Series 2009-6, Class SA, IF, IO, 5.939%, 02/16/39	9,558
214,573	Series 2009-6, Class SH, IF, IO, 5.875%, 02/20/39	25,466
149,045	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	29,055
105,783	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	21,269

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
312,896	Series 2009-22, Class SA, IF, IO, 6.105%, 04/20/39	39,772
281,533	Series 2009-31, Class ST, IF, IO, 6.185%, 03/20/39	31,600
281,533	Series 2009-31, Class TS, IF, IO, 6.135%, 03/20/39	31,285
287,848	Series 2009-64, Class SN, IF, IO, 5.939%, 07/16/39	31,855
112,636	Series 2009-79, Class OK, PO, 11/16/37	107,227
143,710	Series 2009-102, Class SM, IF, IO, 6.239%, 06/16/39	14,344
473,180	Series 2009-106, Class ST, IF, IO, 5.835%, 02/20/38	64,028
159,099	Series 2010-130, Class CP, 7.000%, 10/16/40	185,072
298,873	Series 2011-75, Class SM, IF, IO, 6.435%, 05/20/41	66,475
872,205	Series 2013-H08, Class FC, VAR, 0.606%, 02/20/63	867,673
481,962	Series 2013-H09, Class HA, 1.650%, 04/20/63	477,214
493,761	Series 2014-H17, Class FC, VAR, 0.656%, 07/20/64	490,970
	Vendee Mortgage Trust,
57,872	Series 1994-1, Class 1, VAR, 5.573%, 02/15/24	63,002
135,503	Series 1996-1, Class 1Z, 6.750%, 02/15/26	154,445
74,915	Series 1996-2, Class 1Z, 6.750%, 06/15/26	86,068
269,141	Series 1997-1, Class 2Z, 7.500%, 02/15/27	315,760
73,454	Series 1998-1, Class 2E, 7.000%, 03/15/28	85,072

		32,169,223

	Non-Agency CMO — 7.0%
	Alternative Loan Trust,
14,884	Series 2003-J1, Class PO, PO, 10/25/33	12,601
2,058,037	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	2,103,936
563,708	Series 2005-20CB, Class 3A8, IF, IO, 4.580%, 07/25/35	67,605
799,375	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	777,100
395,827	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	359,786
735,816	Series 2005-22T1, Class A2, IF, IO, 4.901%, 06/25/35	100,290

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
588,778	Series 2005-J1, Class 1A4, IF, IO, 4.930%, 02/25/35	52,889
	Banc of America Alternative Loan Trust,
15,523	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	15,647
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	258,234
32,516	Series 2004-6, Class 15PO, PO, 07/25/19	31,407
	Banc of America Funding Trust,
41,035	Series 2004-1, Class PO, PO, 03/25/34	32,765
292,507	Series 2005-6, Class 2A7, 5.500%, 10/25/35	289,695
43,843	Series 2005-7, Class 30PO, PO, 11/25/35	32,902
174,011	Series 2005-E, Class 4A1, VAR, 2.686%, 03/20/35	173,927
	Banc of America Mortgage Trust,
12,429	Series 2003-8, Class APO, PO, 11/25/33	10,007
44,559	Series 2004-3, Class 1A26, 5.500%, 04/25/34	45,573
8,835	Series 2004-4, Class APO, PO, 05/25/34	7,696
143,931	Series 2004-5, Class 2A2, 5.500%, 06/25/34	146,670
130,468	Series 2004-6, Class 2A5, PO, 07/25/34	114,856
31,476	Series 2004-6, Class APO, PO, 07/25/34	28,094
17,674	Series 2004-7, Class 1A19, PO, 08/25/34	16,250
115,619	Series 2004-J, Class 3A1, VAR, 2.822%, 11/25/34	114,917
	BCAP LLC Trust,
100,450	Series 2011-RR5, Class 11A3, VAR, 0.319%, 05/28/36 (e)	98,768
11,772	Series 2011-RR5, Class 14A3, VAR, 2.685%, 07/26/36 (e)	11,739
	Bear Stearns ARM Trust,
55,255	Series 2003-7, Class 3A, VAR, 2.395%, 10/25/33	55,321
102,316	Series 2005-5, Class A1, VAR, 2.190%, 08/25/35	103,410
336,724	Series 2006-1, Class A1, VAR, 2.360%, 02/25/36	335,724
	CHL Mortgage Pass-Through Trust,
11,017	Series 2003-J7, Class 4A3, IF, 9.553%, 08/25/18	11,488
72,315	Series 2004-7, Class 2A1, VAR, 2.463%, 06/25/34	70,705
42,428	Series 2004-HYB1, Class 2A, VAR, 2.511%, 05/20/34	40,374
58,364	Series 2004-HYB3, Class 2A, VAR, 2.202%, 06/20/34	55,356

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
63,292	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	64,954
5,929	Series 2004-J8, Class POA, PO, 11/25/19	5,755
157,338	Series 2005-16, Class A23, 5.500%, 09/25/35	146,999
312,085	Series 2005-22, Class 2A1, VAR, 2.465%, 11/25/35	263,926
194,255	Citigroup Mortgage Loan Trust, Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	199,171
	Citigroup Mortgage Loan Trust, Inc.,
11,959	Series 2003-UP3, Class A3, 7.000%, 09/25/33	12,377
10,354	Series 2003-UST1, Class A1, 5.500%, 12/25/18	10,466
2,702	Series 2003-UST1, Class PO1, PO, 12/25/18	2,555
3,513	Series 2003-UST1, Class PO3, PO, 12/25/18	3,387
99,893	Series 2005-1, Class 2A1A, VAR, 2.572%, 04/25/35	76,464
4,885	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	4,712
	CSMC,
169,067	Series 2010-11R, Class A6, VAR, 1.170%, 06/28/47 (e)	162,205
73,604	Series 2011-9R, Class A1, VAR, 2.169%, 03/27/46 (e)	73,811
51,132	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	51,529
229,358	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	201,633
	First Horizon Mortgage Pass-Through Trust,
211,422	Series 2004-AR7, Class 2A2, VAR, 2.572%, 02/25/35	211,285
160,879	Series 2005-AR1, Class 2A2, VAR, 2.573%, 04/25/35	159,996
	GMACM Mortgage Loan Trust,
108,181	Series 2003-AR1, Class A4, VAR, 2.854%, 10/19/33	106,842
105,476	Series 2004-J5, Class A7, 6.500%, 01/25/35	109,929
503,903	Series 2005-AR3, Class 3A4, VAR, 2.801%, 06/19/35	496,846
	GSR Mortgage Loan Trust,
83,538	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	84,284

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
326,993	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	350,144
88,751	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	87,799
58,433	Impac Secured Assets Trust, Series 2006-1, Class 2A1, VAR, 0.520%, 05/25/36	56,551
1,228,220	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.000%, 08/25/35	12
112,203	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.430%, 11/25/33	112,436
68,695	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.643%, 04/21/34	69,083
	MASTR Alternative Loan Trust,
90,800	Series 2003-9, Class 8A1, 6.000%, 01/25/34	90,752
166,019	Series 2004-4, Class 10A1, 5.000%, 05/25/24	175,527
196,841	Series 2004-6, Class 7A1, 6.000%, 07/25/34	200,354
24,147	Series 2004-7, Class 30PO, PO, 08/25/34	18,572
106,685	Series 2004-8, Class 6A1, 5.500%, 09/25/19	110,334
87,002	Series 2004-10, Class 1A1, 4.500%, 09/25/19	88,471
	MASTR Asset Securitization Trust,
255,256	Series 2003-11, Class 9A6, 5.250%, 12/25/33	268,546
16,626	Series 2003-12, Class 15PO, PO, 12/25/18	15,946
28,889	Series 2004-6, Class 15PO, PO, 07/25/19	27,913
15,913	Series 2004-8, Class PO, PO, 08/25/19	14,784
56,904	Series 2004-10, Class 15PO, PO, 10/25/19	54,712
111,026	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	88,821
60,867	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.810%, 02/25/35	59,319
49,714	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	50,410
373,188	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	94,844
	RALI Trust,
30,558	Series 2002-QS8, Class A5, 6.250%, 06/25/17	30,931

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
748,965	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	779,062
9,317	Series 2003-QS3, Class A2, IF, 16.127%, 02/25/18	10,367
5,569	Series 2003-QS3, Class A8, IF, IO, 7.431%, 02/25/18	82
66,591	Series 2003-QS9, Class A3, IF, IO, 7.381%, 05/25/18	6,541
98,006	Series 2003-QS14, Class A1, 5.000%, 07/25/18	99,525
31,312	Series 2003-QS18, Class A1, 5.000%, 09/25/18	31,967
7,383	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	7,553
146,069	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 2.702%, 09/25/35	122,055
4,662	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	4,744
	Salomon Brothers Mortgage Securities VII, Inc.,
65,508	Series 2003-HYB1, Class A, VAR, 2.494%, 09/25/33	66,301
1,235	Series 2003-UP2, Class PO1, PO, 12/25/18	1,086
	Springleaf Mortgage Loan Trust,
55,460	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	56,203
189,706	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	189,055
124,000	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	121,512
108,000	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	108,202
157,029	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	156,754
125,000	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	127,530
122,367	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 2.354%, 06/25/34	121,689
104,460	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-33H, Class 1A1, 5.500%, 10/25/33	106,748
	WaMu Mortgage Pass-Through Certificates Trust,
19,892	Series 2003-AR8, Class A, VAR, 2.390%, 08/25/33	20,450

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
90,980	Series 2003-AR9, Class 1A6, VAR, 2.406%, 09/25/33	93,690
6,474	Series 2003-S4, Class 3A, 5.500%, 06/25/33	6,531
34,811	Series 2004-AR3, Class A2, VAR, 2.370%, 06/25/34	35,129
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
1,383,059	Series 2005-2, Class 1A4, IF, IO, 4.880%, 04/25/35	195,327
397,944	Series 2005-2, Class 2A3, IF, IO, 4.831%, 04/25/35	51,095
352,360	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	73,738
338,125	Series 2005-4, Class CB7, 5.500%, 06/25/35	312,902
17,153	Series 2005-4, Class DP, PO, 06/25/20	16,416
114,728	Series 2005-6, Class 2A4, 5.500%, 08/25/35	106,283
	Wells Fargo Mortgage-Backed Securities Trust,
26,791	Series 2003-K, Class 1A1, VAR, 2.490%, 11/25/33	26,913
53,583	Series 2003-K, Class 1A2, VAR, 2.490%, 11/25/33	54,475
60,229	Series 2004-EE, Class 3A1, VAR, 2.496%, 12/25/34	60,997
165,672	Series 2004-P, Class 2A1, VAR, 2.613%, 09/25/34	166,538
311,945	Series 2005-AR3, Class 1A1, VAR, 2.619%, 03/25/35	314,274
89,375	Series 2005-AR8, Class 2A1, VAR, 2.592%, 06/25/35	89,930
74,944	Series 2005-AR16, Class 2A1, VAR, 2.599%, 02/25/34	75,947

		13,908,730

	Total Collateralized Mortgage Obligations (Cost $42,795,465)	46,077,953

Commercial Mortgage-Backed Securities — 2.3%
123,293	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/25 (e)	123,632
277,599	A10 Term Asset Financing LLC, Series 2013-2, Class A, 2.620%, 11/15/27 (e)	278,824
231,755	Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 07/10/46	242,479

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
125,000	Series 2005-3, Class A4, 4.668%, 07/10/43	125,949
125,000	Series 2005-3, Class AM, 4.727%, 07/10/43	126,576
	BB-UBS Trust,
100,000	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	101,748
100,000	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	97,908
	Bear Stearns Commercial Mortgage Securities Trust,
189,713	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	190,585
354,112	Series 2006-PW11, Class A4, VAR, 5.435%, 03/11/39	365,871
10,168,093	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.368%, 12/11/49 (e)	68,706
	Citigroup Commercial Mortgage Trust,
100,000	Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	100,272
94,645	Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	95,646
	COMM Mortgage Trust,
125,000	Series 2013-SFS, Class A2, VAR, 2.987%, 04/12/35 (e)	125,169
200,000	Series 2014-CR19, Class A5, 3.796%, 08/10/47	211,128
565,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class A4, VAR, 5.467%, 02/15/39	581,283
229,000	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Series K038, Class A2, 3.389%, 03/25/24	241,851
83,278	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	84,752
122,000	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	123,449
3,220,975	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, VAR, 0.466%, 12/15/43 (e)	25,874
643,745	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	658,319

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

62,834	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.559%, 08/15/39	62,843
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	118,987
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	108,587
200,000	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	211,629
17,126	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.188%, 01/15/41	17,123
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	119,912

	Total Commercial Mortgage-Backed Securities (Cost $4,462,427)	4,609,102

Corporate Bonds — 16.6%
	Consumer Discretionary — 1.4%
	Auto Components — 0.0% (g)
7,000	Johnson Controls, Inc., 4.950%, 07/02/64	7,217

	Automobiles — 0.1%
150,000	Daimler Finance North America LLC, 1.875%, 01/11/18 (e)	150,521

	Internet & Catalog Retail — 0.1%
	Amazon.com, Inc.,
66,000	3.300%, 12/05/21	66,904
65,000	4.800%, 12/05/34	68,233

		135,137

	Media — 1.1%
	21st Century Fox America, Inc.,
50,000	6.650%, 11/15/37	66,763
50,000	7.250%, 05/18/18	58,535
150,000	7.300%, 04/30/28	192,701
	CBS Corp.,
78,000	3.700%, 08/15/24	77,786
21,000	5.750%, 04/15/20	23,946
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	105,107
	Comcast Corp.,
39,000	4.200%, 08/15/34	40,780
87,000	4.250%, 01/15/33	92,126
50,000	5.900%, 03/15/16	53,010
50,000	6.450%, 03/15/37	66,521
30,000	6.500%, 01/15/17	33,126
35,000	6.500%, 11/15/35	46,725

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 16.6%
	Media — continued
20,000	Cox Communications, Inc., 8.375%, 03/01/39 (e)	28,513
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
125,000	4.600%, 02/15/21	133,892
67,000	5.000%, 03/01/21	73,063
125,000	6.000%, 08/15/40	140,098
78,000	Discovery Communications LLC, 4.375%, 06/15/21	82,509
100,000	Historic TW, Inc., 9.150%, 02/01/23	136,011
75,000	NBCUniversal Media LLC, 5.950%, 04/01/41	96,444
	Thomson Reuters Corp., (Canada),
25,000	3.850%, 09/29/24	25,274
84,000	3.950%, 09/30/21	88,521
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	64,374
50,000	6.750%, 07/01/18	57,344
50,000	7.300%, 07/01/38	68,943
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	67,294
25,000	8.375%, 07/15/33	37,519
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	38,198
75,000	6.200%, 03/15/40	91,306
7,000	6.250%, 03/29/41	8,692
15,000	6.500%, 11/15/36	19,083
	Viacom, Inc.,
8,000	1.250%, 02/27/15	8,007
15,000	2.750%, 12/15/19	15,030
22,000	3.250%, 03/15/23	21,246
43,000	3.875%, 12/15/21	44,512
20,000	4.500%, 02/27/42	19,498
16,000	4.850%, 12/15/34	16,374
5,000	6.250%, 04/30/16	5,342

		2,244,213

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
18,000	4.375%, 09/01/23	19,336
26,000	4.500%, 12/15/34	26,181
9,000	5.125%, 01/15/42	9,755

		55,272

	Specialty Retail — 0.1%
30,000	Gap, Inc. (The), 5.950%, 04/12/21	34,140

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
70,000	Home Depot, Inc. (The), 5.400%, 03/01/16	73,872
75,000	Lowe’s Cos., Inc., 7.110%, 05/15/37	105,846

		213,858

	Total Consumer Discretionary	2,806,218

	Consumer Staples — 0.6%
	Beverages — 0.1%
23,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	27,859
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	105,793
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	20,733
15,000	FBG Finance Pty Ltd., (Australia), 5.125%, 06/15/15 (e)	15,297

		169,682

	Food & Staples Retailing — 0.2%
	CVS Health Corp.,
36,000	4.000%, 12/05/23	38,098
16,000	5.300%, 12/05/43	19,127
	Kroger Co. (The),
67,000	4.000%, 02/01/24	70,335
18,000	5.400%, 07/15/40	20,636
25,000	7.500%, 04/01/31	33,762
	Sysco Corp.,
19,000	3.000%, 10/02/21	19,288
16,000	4.500%, 10/02/44	17,355
	Walgreens Boots Alliance, Inc.,
36,000	3.300%, 11/18/21	36,251
47,000	3.800%, 11/18/24	47,935
23,000	4.500%, 11/18/34	23,952
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	96,321

		423,060

	Food Products — 0.3%
25,000	Archer-Daniels-Midland Co., 5.935%, 10/01/32	32,121
55,000	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	67,405
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	29,356
8,000	ConAgra Foods, Inc., 2.100%, 03/15/18	7,974
13,000	Kellogg Co., 1.750%, 05/17/17	13,068
	Kraft Foods Group, Inc.,
66,000	5.375%, 02/10/20	74,904
122,000	6.125%, 08/23/18	139,497
100,000	6.875%, 01/26/39	132,176

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food Products — continued
75,000	Mondelez International, Inc., 4.000%, 02/01/24	78,470
49,000	Tyson Foods, Inc., 3.950%, 08/15/24	50,652

		625,623

	Household Products — 0.0% (g)
60,696	Procter & Gamble - ESOP, Series A, 9.360%, 01/01/21	74,936

	Total Consumer Staples	1,293,301

	Energy — 1.8%
	Energy Equipment & Services — 0.1%
21,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	17,890
54,000	Halliburton Co., 3.500%, 08/01/23	54,491
30,000	Nabors Industries, Inc., 5.000%, 09/15/20	29,465
	Noble Holding International Ltd., (Cayman Islands),
5,000	3.950%, 03/15/22	4,381
25,000	6.050%, 03/01/41	21,496
	Transocean, Inc., (Cayman Islands),
18,000	6.375%, 12/15/21	16,604
75,000	6.500%, 11/15/20	70,723
14,000	7.350%, 12/15/41	12,614

		227,664

	Oil, Gas & Consumable Fuels — 1.7%
50,000	Apache Corp., 6.900%, 09/15/18	57,513
18,000	Boardwalk Pipelines LP, 4.950%, 12/15/24	17,895
	BP Capital Markets plc, (United Kingdom),
121,000	2.750%, 05/10/23	113,150
150,000	4.742%, 03/11/21	163,276
	Canadian Natural Resources Ltd., (Canada),
25,000	3.900%, 02/01/25	24,644
100,000	5.900%, 02/01/18	110,668
	Cenovus Energy, Inc., (Canada),
13,000	3.000%, 08/15/22	12,167
31,000	4.450%, 09/15/42	26,809
20,000	Chevron Corp., 2.355%, 12/05/22	19,394
200,000	CNOOC Nexen Finance ULC, (Canada), 4.250%, 04/30/24	206,650
	ConocoPhillips,
25,000	5.750%, 02/01/19	28,419
120,000	6.000%, 01/15/20	139,433
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	80,965
43,000	ConocoPhillips Co., 3.350%, 11/15/24	43,445

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	46,171
21,000	4.750%, 05/15/42	21,140
33,000	Ecopetrol S.A., (Colombia), 4.125%, 01/16/25	31,350
	Enterprise Products Operating LLC,
25,000	3.750%, 02/15/25	25,095
25,000	3.900%, 02/15/24	25,462
6,000	4.950%, 10/15/54	6,142
16,000	5.100%, 02/15/45	17,203
15,000	EOG Resources, Inc., 2.625%, 03/15/23	14,384
30,000	Gulf South Pipeline Co. LP, 4.000%, 06/15/22	29,574
50,000	Kerr-McGee Corp., 7.875%, 09/15/31	68,355
76,000	Magellan Midstream Partners LP, 5.150%, 10/15/43	80,568
150,000	Marathon Oil Corp., 6.000%, 10/01/17	165,340
29,000	Marathon Petroleum Corp., 3.625%, 09/15/24	28,420
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	98,250
14,000	Noble Energy, Inc., 5.050%, 11/15/44	13,838
15,000	ONEOK Partners LP, 6.650%, 10/01/36	17,263
	Petrobras Global Finance B.V., (Netherlands),
56,000	4.375%, 05/20/23	48,216
147,000	6.250%, 03/17/24	139,400
	Petrobras International Finance Co. S.A., (Luxembourg),
45,000	5.375%, 01/27/21	41,603
25,000	7.875%, 03/15/19	25,997
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	75,794
	Petroleos Mexicanos, (Mexico),
30,000	4.250%, 01/15/25 (e)	29,775
20,000	4.875%, 01/18/24	20,850
33,000	5.500%, 06/27/44 (e)	33,660
42,000	6.375%, 01/23/45	47,250
	Plains All American Pipeline LP/PAA Finance Corp.,
15,000	2.600%, 12/15/19	14,896
50,000	3.600%, 11/01/24	49,086
50,000	4.900%, 02/15/45	50,812
	Spectra Energy Capital LLC,
47,000	3.300%, 03/15/23	44,644
50,000	5.650%, 03/01/20	55,548
45,000	7.500%, 09/15/38	54,313
50,000	8.000%, 10/01/19	60,506

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Spectra Energy Partners LP,
34,000	2.950%, 09/25/18	34,796
25,000	5.950%, 09/25/43	29,674
	Statoil ASA, (Norway),
143,000	2.650%, 01/15/24	138,915
50,000	3.125%, 08/17/17	52,237
23,000	3.250%, 11/10/24	23,076
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	57,444
	Sunoco Logistics Partners Operations LP,
13,000	4.250%, 04/01/24	13,146
53,000	5.350%, 05/15/45	53,587
	Talisman Energy, Inc., (Canada),
45,000	5.500%, 05/15/42	42,476
5,000	5.850%, 02/01/37	4,852
10,000	6.250%, 02/01/38	10,152
40,000	7.750%, 06/01/19	46,075
	Total Capital International S.A., (France),
28,000	1.550%, 06/28/17	28,096
50,000	2.750%, 06/19/21	50,187
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	152,679
	TransCanada PipeLines Ltd., (Canada),
50,000	6.500%, 08/15/18	56,722
50,000	7.125%, 01/15/19	58,108

		3,377,555

	Total Energy	3,605,219

	Financials — 6.9%
	Banks — 2.6%
	Bank of America Corp.,
50,000	2.000%, 01/11/18	49,962
295,000	Series L, 5.650%, 05/01/18	327,737
50,000	5.700%, 01/24/22	57,922
245,000	5.750%, 12/01/17	270,700
135,000	6.400%, 08/28/17	150,413
50,000	6.500%, 08/01/16	53,866
90,000	6.875%, 04/25/18	103,372
25,000	7.625%, 06/01/19	30,215
	Bank of Nova Scotia (The), (Canada),
100,000	2.550%, 01/12/17	102,554
82,000	3.400%, 01/22/15	82,129
	Barclays Bank plc, (United Kingdom),
106,000	2.750%, 02/23/15	106,291
150,000	6.050%, 12/04/17 (e)	164,987

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	BB&T Corp.,
100,000	3.950%, 04/29/16	103,522
50,000	5.250%, 11/01/19	55,700
	Citigroup, Inc.,
40,000	1.850%, 11/24/17	39,954
50,000	4.300%, 11/20/26	49,888
22,000	4.500%, 01/14/22	24,041
150,000	4.700%, 05/29/15	152,435
30,000	4.750%, 05/19/15	30,442
9,000	5.375%, 08/09/20	10,229
58,000	5.500%, 09/13/25	64,177
5,000	6.000%, 08/15/17	5,532
101,000	6.010%, 01/15/15	101,144
100,000	8.125%, 07/15/39	153,093
45,000	8.500%, 05/22/19	56,073
10,000	Comerica, Inc., 3.800%, 07/22/26	10,071
200,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands), 3.200%, 03/11/15 (e)	201,000
350,000	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e) (i)	103,250
	HSBC Bank plc, (United Kingdom),
100,000	3.500%, 06/28/15 (e)	101,423
111,000	4.125%, 08/12/20 (e)	120,155
	National Australia Bank Ltd., (Australia),
200,000	2.750%, 09/28/15 (e)	202,912
100,000	3.750%, 03/02/15 (e)	100,498
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	168,550
25,000	5.250%, 11/15/15	25,910
25,000	5.625%, 02/01/17	26,981
25,000	6.700%, 06/10/19	29,601
80,000	Royal Bank of Canada, (Canada), 2.000%, 10/01/18	80,737
72,000	Toronto-Dominion Bank (The), (Canada), 2.500%, 07/14/16	73,757
	U.S. Bancorp,
90,000	2.450%, 07/27/15	91,036
100,000	7.500%, 06/01/26	133,713
50,000	Wachovia Corp., 5.750%, 02/01/18	55,989
	Wells Fargo & Co.,
284,000	5.606%, 01/15/44	334,328
200,000	SUB, 3.676%, 06/15/16	207,460
	Wells Fargo Bank N.A.,
250,000	6.000%, 11/15/17	280,228
250,000	VAR, 0.571%, 03/15/16	249,625

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	65,328
121,000	4.875%, 11/19/19	135,007

		5,143,937

	Capital Markets — 1.7%
60,000	Ameriprise Financial, Inc., 4.000%, 10/15/23	63,556
	Bank of New York Mellon Corp. (The),
75,000	Series 1, 2.950%, 06/18/15	75,842
100,000	3.250%, 09/11/24	100,048
83,000	3.650%, 02/04/24	86,800
55,000	4.600%, 01/15/20	60,682
	BlackRock, Inc.,
130,000	Series 2, 5.000%, 12/10/19	146,976
65,000	6.250%, 09/15/17	72,818
100,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	115,679
	Goldman Sachs Group, Inc. (The),
36,000	2.550%, 10/23/19	35,868
55,000	2.625%, 01/31/19	55,336
75,000	3.625%, 02/07/16	76,954
20,000	3.700%, 08/01/15	20,323
23,000	5.250%, 07/27/21	25,959
156,000	5.375%, 03/15/20	174,829
200,000	5.950%, 01/18/18	222,194
75,000	5.950%, 01/15/27	85,811
50,000	6.150%, 04/01/18	56,121
80,000	6.750%, 10/01/37	100,590
125,000	7.500%, 02/15/19	148,683
29,000	Invesco Finance plc, (United Kingdom), 4.000%, 01/30/24	30,408
	Jefferies Group LLC,
55,000	3.875%, 11/09/15	56,162
110,000	6.450%, 06/08/27	114,130
35,000	6.875%, 04/15/21	39,787
65,000	8.500%, 07/15/19	77,889
	Macquarie Bank Ltd., (Australia),
62,000	2.000%, 08/15/16(e)	62,755
223,000	5.000%, 02/22/17(e)	237,853
	Morgan Stanley,
69,000	3.700%, 10/23/24	69,940
20,000	4.350%, 09/08/26	20,119
35,000	5.500%, 07/28/21	39,721
200,000	5.625%, 09/23/19	225,759
130,000	5.950%, 12/28/17	144,449

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
65,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	76,848
	State Street Corp.,
24,000	3.100%, 05/15/23	23,662
77,000	3.700%, 11/20/23	80,900
	UBS AG, (Switzerland),
250,000	3.875%, 01/15/15	250,264
100,000	5.750%, 04/25/18	112,494

		3,388,209

	Consumer Finance — 0.8%
50,000	American Express Co., 7.000%, 03/19/18	57,848
	American Honda Finance Corp.,
200,000	1.600%, 02/16/18(e)	199,026
33,000	2.250%, 08/15/19	33,106
110,000	Capital One Financial Corp., 3.500%, 06/15/23	111,172
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	89,289
100,000	7.050%, 10/01/18	117,971
50,000	7.150%, 02/15/19	59,815
	Ford Motor Credit Co. LLC,
200,000	3.984%, 06/15/16	207,080
200,000	4.250%, 02/03/17	210,014
	HSBC Finance Corp.,
150,000	5.000%, 06/30/15	153,026
50,000	7.350%, 11/27/32	65,237
100,000	HSBC USA, Inc., 1.625%, 01/16/18	99,615
	John Deere Capital Corp.,
39,000	1.200%, 10/10/17	38,778
42,000	3.150%, 10/15/21	43,547
	Toyota Motor Credit Corp.,
100,000	2.000%, 09/15/16	101,813
87,000	3.200%, 06/17/15	88,085

		1,675,422

	Diversified Financial Services — 0.8%
16,000	CME Group, Inc., 5.300%, 09/15/43	19,387
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	79,601
	General Electric Capital Corp.,
305,000	5.500%, 01/08/20	349,096
350,000	5.625%, 05/01/18	393,831
100,000	5.875%, 01/14/38	126,536
200,000	6.750%, 03/15/32	273,176

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Financial Services — continued
	Intercontinental Exchange, Inc.,
23,000	2.500%, 10/15/18	23,419
59,000	4.000%, 10/15/23	62,104
50,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	65,137
	Shell International Finance B.V., (Netherlands),
42,000	1.125%, 08/21/17	41,929
60,000	6.375%, 12/15/38	80,629

		1,514,845

	Insurance — 0.7%
35,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	35,597
31,000	Allstate Corp. (The), 3.150%, 06/15/23	31,151
59,000	American International Group, Inc., 4.125%, 02/15/24	62,806
	Aon Corp.,
40,000	3.125%, 05/27/16	41,045
23,000	3.500%, 09/30/15	23,455
18,000	6.250%, 09/30/40	22,883
	Berkshire Hathaway Finance Corp.,
33,000	2.450%, 12/15/15	33,593
62,000	4.300%, 05/15/43	65,728
50,000	5.400%, 05/15/18	55,946
100,000	5.750%, 01/15/40	127,967
75,000	CNA Financial Corp., 5.875%, 08/15/20	85,615
27,000	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	29,411
20,000	Lincoln National Corp., 4.850%, 06/24/21	22,032
100,000	MassMutual Global Funding II, 3.125%, 04/14/16 (e)	102,983
	Metropolitan Life Global Funding I,
100,000	1.500%, 01/10/18 (e)	99,377
175,000	3.650%, 06/14/18 (e)	185,358
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	118,834
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	106,565
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	202,586
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	28,233

		1,481,165

	Real Estate Investment Trusts (REITs) — 0.3%
	American Tower Corp.,
40,000	3.500%, 01/31/23	38,648
38,000	5.000%, 02/15/24	40,298

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
50,000	American Tower Trust I, 3.070%, 03/15/23 (e)	49,706
	Equity Commonwealth,
75,000	5.875%, 09/15/20	82,509
100,000	6.650%, 01/15/18	109,881
	HCP, Inc.,
23,000	3.875%, 08/15/24	23,364
92,000	5.375%, 02/01/21	102,737
37,000	Health Care REIT, Inc., 4.500%, 01/15/24	39,183
27,000	Prologis LP, 4.250%, 08/15/23	28,529
	Simon Property Group LP,
20,000	4.375%, 03/01/21	21,961
50,000	5.650%, 02/01/20	57,393

		594,209

	Total Financials	13,797,787

	Health Care — 0.5%
	Biotechnology — 0.2%
	Amgen, Inc.,
25,000	4.500%, 03/15/20	27,304
100,000	5.150%, 11/15/41	112,715
40,000	5.700%, 02/01/19	44,995
82,000	5.750%, 03/15/40	98,107
49,000	Celgene Corp., 3.250%, 08/15/22	49,315
29,000	Gilead Sciences, Inc., 3.500%, 02/01/25	29,766

		362,202

	Health Care Providers & Services — 0.2%
	Anthem, Inc.,
47,000	2.300%, 07/15/18	47,260
18,000	3.300%, 01/15/23	17,982
18,000	4.650%, 01/15/43	18,734
65,000	4.650%, 08/15/44	68,837
23,000	Cardinal Health, Inc., 2.400%, 11/15/19	22,925
48,000	Express Scripts Holding Co., 3.500%, 06/15/24	47,831
30,000	Medco Health Solutions, Inc., 2.750%, 09/15/15	30,394
50,000	UnitedHealth Group, Inc., 6.625%, 11/15/37	68,287
29,000	Ventas Realty LP, 3.750%, 05/01/24	29,191

		351,441

	Pharmaceuticals — 0.1%
	AbbVie, Inc.,
45,000	1.750%, 11/06/17	45,098
22,000	2.900%, 11/06/22	21,660

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Pharmaceuticals — continued
52,000	Forest Laboratories, Inc., 5.000%, 12/15/21 (e)	56,307
63,000	Merck & Co., Inc., 2.800%, 05/18/23	62,562
	Zoetis, Inc.,
14,000	1.875%, 02/01/18	13,874
9,000	4.700%, 02/01/43	9,160

		208,661

	Total Health Care	922,304

	Industrials — 0.9%
	Aerospace & Defense — 0.2%
32,000	Airbus Group Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	31,574
45,000	BAE Systems Holdings, Inc., 3.800%, 10/07/24 (e)	46,129
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	61,835
	Lockheed Martin Corp.,
33,000	2.125%, 09/15/16	33,603
30,000	4.850%, 09/15/41	33,495
100,000	United Technologies Corp., 6.125%, 02/01/19	116,102

		322,738

	Air Freight & Logistics — 0.0% (g)
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	45,143

	Airlines — 0.0% (g)
24,760	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	25,008
24,545	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	26,448
37,305	Delta Air Lines 2010-2 Class A Pass-Through Trust, Series 2A, 4.950%, 05/23/19	39,916

		91,372

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
35,000	3.500%, 07/15/22	29,837
17,000	4.125%, 06/15/23	15,385
28,000	4.875%, 07/15/42	20,720
21,000	Republic Services, Inc., 3.550%, 06/01/22	21,559
43,000	Waste Management, Inc., 4.750%, 06/30/20	47,133

		134,634

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., 2.875%, 05/08/22	23,115
44,000	Fluor Corp., 3.375%, 09/15/21	45,455

		68,570

	Industrial Conglomerates — 0.0% (g)
44,000	Danaher Corp., 3.900%, 06/23/21	47,437
22,000	Koninklijke Philips N.V., (Netherlands), 5.750%, 03/11/18	24,419

		71,856

	Machinery — 0.1%
80,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	80,592
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	27,972
30,000	Parker-Hannifin Corp., 4.450%, 11/21/44	32,343

		140,907

	Road & Rail — 0.5%
	Burlington Northern Santa Fe LLC,
50,000	3.000%, 03/15/23	49,841
25,000	3.600%, 09/01/20	26,236
25,000	4.375%, 09/01/42	25,681
77,000	5.150%, 09/01/43	88,790
75,000	5.400%, 06/01/41	89,468
100,000	5.650%, 05/01/17	109,686
85,000	5.750%, 05/01/40	104,870
	CSX Corp.,
33,000	4.250%, 06/01/21	35,839
50,000	5.500%, 04/15/41	60,320
25,000	7.375%, 02/01/19	29,938
	ERAC USA Finance LLC,
45,000	4.500%, 08/16/21 (e)	48,117
12,000	5.625%, 03/15/42 (e)	14,009
	Norfolk Southern Corp.,
70,000	3.950%, 10/01/42	68,659
78,000	6.000%, 05/23/11 †	100,043
27,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 07/17/18 (e)	27,454
35,000	Ryder System, Inc., 3.600%, 03/01/16	36,025

		914,976

	Total Industrials	1,790,196

	Information Technology — 1.2%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
11,000	2.900%, 03/04/21	11,201
80,000	5.500%, 02/22/16	84,402

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Communications Equipment — continued
75,000	5.900%, 02/15/39	94,400

		190,003

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
13,000	3.000%, 03/01/18	13,330
25,000	3.375%, 11/01/15	25,451
8,000	4.500%, 03/01/23	8,269
25,000	6.000%, 04/01/20	28,073
80,000	6.875%, 06/01/18	90,618
7,000	7.500%, 01/15/27	8,579

		174,320

	Internet Software & Services — 0.1%
	eBay, Inc.,
25,000	2.600%, 07/15/22	23,723
25,000	2.875%, 08/01/21	24,747
100,000	3.450%, 08/01/24	98,325

		146,795

	IT Services — 0.3%
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	63,175
	International Business Machines Corp.,
174,000	1.625%, 05/15/20	167,712
169,000	4.000%, 06/20/42	168,284
50,000	6.220%, 08/01/27	63,388
	Xerox Corp.,
17,000	4.500%, 05/15/21	18,167
35,000	5.625%, 12/15/19	39,336
50,000	6.750%, 02/01/17	55,111

		575,173

	Semiconductors & Semiconductor Equipment — 0.0% (g)
110,000	National Semiconductor Corp., 6.600%, 06/15/17	123,771

	Software — 0.3%
	Microsoft Corp.,
75,000	1.625%, 09/25/15	75,683
108,000	2.375%, 05/01/23	106,001
	Oracle Corp.,
52,000	2.800%, 07/08/21	52,647
51,000	4.300%, 07/08/34	54,604
50,000	5.250%, 01/15/16	52,396
50,000	5.750%, 04/15/18	56,523
100,000	6.500%, 04/15/38	134,566

		532,420

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.3%
	Apple, Inc.,
142,000	2.400%, 05/03/23	138,024
126,000	2.850%, 05/06/21	128,893
69,000	VAR, 0.482%, 05/03/18	69,046
25,000	Dell, Inc., 7.100%, 04/15/28	26,500
	EMC Corp.,
40,000	1.875%, 06/01/18	39,864
50,000	3.375%, 06/01/23	50,182
	Hewlett-Packard Co.,
24,000	4.300%, 06/01/21	25,270
20,000	4.650%, 12/09/21	21,415
71,000	6.000%, 09/15/41	79,857

		579,051

	Total Information Technology	2,321,533

	Materials — 0.6%
	Chemicals — 0.4%
38,000	Agrium, Inc., (Canada), 5.250%, 01/15/45	41,044
80,000	CF Industries, Inc., 7.125%, 05/01/20	95,309
30,000	Dow Chemical Co. (The), 7.375%, 11/01/29	39,937
	E.I. du Pont de Nemours & Co.,
58,000	1.950%, 01/15/16	58,751
25,000	4.900%, 01/15/41	27,395
	Monsanto Co.,
31,000	2.750%, 07/15/21	30,901
12,000	4.200%, 07/15/34	12,504
12,000	4.700%, 07/15/64	12,582
	Mosaic Co. (The),
24,000	3.750%, 11/15/21	24,979
71,000	4.250%, 11/15/23	74,919
8,000	4.875%, 11/15/41	8,218
36,000	5.450%, 11/15/33	40,731
22,000	5.625%, 11/15/43	25,212
10,000	Potash Corp. of Saskatchewan, Inc., (Canada), 3.250%, 12/01/17	10,431
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	16,915
50,000	9.000%, 05/01/21	66,834
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	129,435
80,000	7.750%, 10/01/96	105,729

		821,826

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Construction Materials — 0.0% (g)
18,000	CRH America, Inc., 6.000%, 09/30/16	19,374

	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
44,000	3.850%, 09/30/23	46,321
40,000	5.400%, 03/29/17	43,555
80,000	6.500%, 04/01/19	94,029
55,000	Freeport-McMoRan, Inc., 3.875%, 03/15/23	51,856
13,000	Nucor Corp., 4.000%, 08/01/23	13,615
12,000	Rio Tinto Finance USA Ltd., (Australia), 3.500%, 11/02/20	12,451
29,000	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	28,988
	Teck Resources Ltd., (Canada),
26,000	3.750%, 02/01/23	23,303
42,000	4.750%, 01/15/22	40,938

		355,056

	Total Materials	1,196,256

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.0%
	AT&T, Inc.,
140,000	3.875%, 08/15/21	146,483
10,000	4.300%, 12/15/42	9,507
205,000	5.350%, 09/01/40	221,978
100,000	5.500%, 02/01/18	110,389
45,000	6.300%, 01/15/38	54,447
50,772	BellSouth Telecommunications LLC, 6.300%, 12/15/15	52,294
50,000	Centel Capital Corp., 9.000%, 10/15/19	59,966
70,000	Deutsche Telekom International Finance B.V., (Netherlands), 8.654%, 06/15/30	103,401
125,000	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	127,314
35,000	Orange S.A., (France), 2.750%, 09/14/16	35,767
	Telefonica Emisiones S.A.U., (Spain),
15,000	5.134%, 04/27/20	16,605
19,000	5.462%, 02/16/21	21,185
10,000	5.877%, 07/15/19	11,381
	Verizon Communications, Inc.,
16,000	2.625%, 02/21/20 (e)	15,817
45,000	3.000%, 11/01/21	44,381
89,000	3.500%, 11/01/24	87,443
72,000	4.400%, 11/01/34	71,567
106,000	4.500%, 09/15/20	115,090
323,000	4.862%, 08/21/46 (e)	331,794

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
46,000	6.400%, 09/15/33	56,662
90,000	6.400%, 02/15/38	111,047
	Verizon Pennsylvania LLC,
100,000	8.350%, 12/15/30	137,359
50,000	8.750%, 08/15/31	72,767

		2,014,644

	Wireless Telecommunication Services — 0.2%
40,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	40,479
	Rogers Communications, Inc., (Canada),
80,000	4.100%, 10/01/23	84,051
50,000	6.800%, 08/15/18	57,707
25,000	8.750%, 05/01/32	36,163
	Vodafone Group plc, (United Kingdom),
50,000	1.500%, 02/19/18	49,104
50,000	1.625%, 03/20/17	49,977

		317,481

	Total Telecommunication Services	2,332,125

	Utilities — 1.5%
	Electric Utilities — 1.2%
62,000	Alabama Power Co., 6.125%, 05/15/38	82,380
9,000	Arizona Public Service Co., 4.500%, 04/01/42	9,533
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	42,395
75,000	5.100%, 04/15/18	83,300
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	83,991
25,000	Duke Energy Progress, Inc., 5.300%, 01/15/19	28,011
	Electricite de France S.A., (France),
40,000	2.150%, 01/22/19 (e)	40,098
75,000	6.000%, 01/22/14 (e) ††	87,371
	Florida Power & Light Co.,
55,000	5.950%, 10/01/33	72,540
30,000	5.950%, 02/01/38	39,875
25,000	Georgia Power Co., 5.950%, 02/01/39	32,098
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	19,708
100,000	Hydro-Quebec, (Canada), Series IO, 8.050%, 07/07/24 (m)	140,469
	Kansas City Power & Light Co.,
24,000	3.150%, 03/15/23	24,079
50,000	5.300%, 10/01/41	57,673

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	Niagara Mohawk Power Corp.,
19,000	3.508%, 10/01/24 (e)	19,568
40,000	4.881%, 08/15/19 (e)	44,240
25,000	Northern States Power Co., 6.250%, 06/01/36	34,070
40,000	Ohio Power Co., 6.050%, 05/01/18	45,200
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	34,969
25,000	7.000%, 09/01/22	31,666
	Pacific Gas & Electric Co.,
24,000	4.500%, 12/15/41	25,994
75,000	5.625%, 11/30/17	83,360
100,000	6.050%, 03/01/34	127,310
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	104,379
35,000	Progress Energy, Inc., 4.400%, 01/15/21	38,148
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	18,726
175,000	Public Service Co. of Oklahoma, Series G, 6.625%, 11/15/37	235,838
28,000	Public Service Electric & Gas Co., 5.375%, 11/01/39	35,277
53,000	Southern California Edison Co., Series C, 3.500%, 10/01/23	55,714
50,000	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	62,458
200,000	State Grid Overseas Investment Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	196,787
	Virginia Electric & Power Co.,
50,000	5.400%, 04/30/18	55,905
70,000	5.950%, 09/15/17	78,085
70,000	6.350%, 11/30/37	97,353
20,000	Xcel Energy, Inc., 6.500%, 07/01/36	27,108

		2,295,676

	Gas Utilities — 0.0% (g)
50,000	Atmos Energy Corp., 4.125%, 10/15/44	51,829
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	23,703
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	27,989

		103,521

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
78,000	4.000%, 10/01/20	81,386
29,000	5.750%, 10/01/41	32,717

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — continued
37,000	PSEG Power LLC, 5.125%, 04/15/20	41,105

		155,208

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
37,000	3.500%, 09/15/21	38,296
42,000	4.400%, 06/01/43	44,258
96,000	5.875%, 03/15/41	120,400
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	48,142
	Sempra Energy,
47,000	3.550%, 06/15/24	47,436
62,000	4.050%, 12/01/23	65,591
100,000	6.500%, 06/01/16	107,387

		471,510

	Total Utilities	3,025,915

	Total Corporate Bonds (Cost $30,912,685)	33,090,854

Foreign Government Securities — 0.5%
	Province of Ontario, (Canada),
75,000	2.700%, 06/16/15	75,792
200,000	2.950%, 02/05/15	200,360
50,000	Republic of Poland, (Poland), 4.000%, 01/22/24	53,062
200,000	Republic of Turkey, (Turkey), 5.750%, 03/22/24	223,500
	United Mexican States, (Mexico),
203,000	3.500%, 01/21/21	207,060
200,000	3.600%, 01/30/25	200,800
58,000	4.000%, 10/02/23	60,900
48,000	5.550%, 01/21/45	55,920

	Total Foreign Government Securities (Cost $1,027,661)	1,077,394

Mortgage Pass-Through Securities — 10.1%
	Federal Home Loan Mortgage Corp.,
105,974	ARM, 2.209%, 03/01/35	112,219
54,521	ARM, 2.235%, 01/01/27	57,326
99,047	ARM, 2.301%, 04/01/34	105,337
18,099	ARM, 2.313%, 04/01/30	19,136
26,317	ARM, 2.490%, 01/01/37	28,197
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
13,591	4.500%, 08/01/18	14,273
57,714	6.500%, 10/01/17 - 02/01/19	60,275

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
19,045	6.000%, 12/01/22	21,538
39,010	6.500%, 11/01/22	44,322
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
79,516	5.500%, 10/01/33	89,714
152,602	6.000%, 04/01/26 - 02/01/39	172,824
192,851	6.500%, 11/01/25 - 11/01/34	220,087
75,121	7.000%, 04/01/35	84,447
4,384	8.500%, 07/01/28	5,260
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,773,429	3.500%, 04/01/33 - 06/01/42	1,857,596
437,808	4.000%, 06/01/42	472,114
43,398	7.000%, 07/01/29	48,788
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
15,793	10.000%, 01/01/20 - 09/01/20	16,602
95	12.000%, 07/01/19	96
	Federal National Mortgage Association,
803	ARM, 1.875%, 03/01/19	830
365,360	ARM, 1.898%, 01/01/35	384,269
77,055	ARM, 2.149%, 10/01/34	81,857
69,803	ARM, 2.220%, 05/01/35	74,077
7,720	ARM, 2.262%, 04/01/34	7,912
102,792	ARM, 2.265%, 08/01/34	109,528
75,710	ARM, 2.277%, 07/01/33	80,738
80,569	ARM, 2.295%, 01/01/34	85,657
75,932	ARM, 2.406%, 04/01/33	81,693
2,846	ARM, 3.717%, 03/01/29	3,034
	Federal National Mortgage Association, 15 Year, Single Family,
62,323	3.500%, 09/01/18 - 05/01/19	65,893
80,869	4.500%, 03/01/23 - 05/01/23	86,946
9,547	5.000%, 06/01/18	10,066
35,700	5.500%, 04/01/22	37,748
72,511	6.000%, 03/01/18 - 09/01/22	76,705
25,247	6.500%, 08/01/20	27,035
262	8.000%, 01/01/16	264
	Federal National Mortgage Association, 20 Year, Single Family,
41,880	4.500%, 01/01/25	45,448
254,520	5.000%, 11/01/23	280,998
65,957	6.500%, 03/01/19 - 12/01/22	75,113

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal National Mortgage Association, 30 Year, FHA/VA,
29,113	8.500%, 10/01/26 - 06/01/30	31,100
52,939	9.000%, 04/01/25	60,009
	Federal National Mortgage Association, 30 Year, Single Family,
216,969	3.000%, 09/01/31	219,728
33,827	4.500%, 04/01/38 - 05/01/39	36,748
89,217	5.000%, 09/01/35	98,876
28,269	5.500%, 01/01/38 - 06/01/38	31,588
108,709	6.000%, 01/01/29 - 03/01/33	124,806
288,345	6.500%, 09/01/25 - 11/01/36	330,035
1,540	7.000%, 08/01/32	1,654
21,226	7.500%, 03/01/30	23,090
93,020	8.000%, 03/01/27 - 11/01/28	112,972
	Federal National Mortgage Association, Other,
1,000,000	3.340%, 02/01/27	1,001,719
1,000,000	2.010%, 06/01/20	1,000,928
1,000,000	2.400%, 12/01/22 - 02/01/23	993,320
290,572	2.340%, 12/01/22	288,113
500,000	2.450%, 11/01/22	499,703
500,000	2.500%, 04/01/23	499,284
1,000,000	2.520%, 05/01/23	996,394
1,000,000	3.020%, 07/01/23	1,030,605
1,000,000	3.120%, 11/01/26	1,020,171
1,925,000	3.290%, 08/01/26	2,004,605
935,678	3.500%, 05/01/43	976,767
1,319,013	4.000%, 07/01/42	1,422,711
467,335	4.130%, 07/01/20	511,852
143,503	5.500%, 09/01/33 - 04/01/38	159,601
288,531	5.894%, 10/01/17	317,927
62,572	6.000%, 09/01/28	70,838
180,076	6.500%, 10/01/35	208,707
	Government National Mortgage Association II, 30 Year, Single Family,
2,935	7.500%, 12/20/26	3,476
59,520	8.000%, 11/20/26 - 01/20/27	71,615
2,318	8.500%, 05/20/25	2,676
	Government National Mortgage Association II, Other,
442,855	2.125%, 07/20/34 - 09/20/34	467,901
726	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	734

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
	Government National Mortgage Association, 30 Year, Single Family,
115,191	6.000%, 05/15/37 - 10/15/38	130,325
75,918	6.500%, 03/15/28 - 12/15/38	86,630
24,611	7.000%, 12/15/25 - 06/15/33	28,174
15,848	7.500%, 05/15/23 - 09/15/28	17,296
11,272	8.000%, 09/15/22 - 10/15/27	12,619
3,690	9.000%, 11/15/24	4,247
99,219	9.500%, 10/15/24	111,071

	Total Mortgage Pass-Through Securities (Cost $19,590,316)	20,056,577

Municipal Bonds — 0.2% (t)
	Illinois — 0.1%
160,000	State of Illinois, Pension Funding, GO, 5.100%, 06/01/33	159,659

	New York — 0.1%
30,000	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	38,071
130,000	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	160,596

		198,667

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11 †	106,676

	Total Municipal Bonds (Cost $416,222)	465,002

U.S. Government Agency Securities — 14.3%
125,000	Federal Home Loan Mortgage Corp., 5.125%, 10/18/16	134,770
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	2,697,207
30,000	0.875%, 05/21/18	29,501
	Federal National Mortgage Association STRIPS,
6,000,000	Zero Coupon, 09/23/20	5,265,516
630,000	Zero Coupon, 03/23/28	411,701
100,000	Financing Corp. Fico, Series D-P, Zero Coupon, 09/26/19	91,225
2,000,000	Financing Corp. Fico STRIPS, Series 14P, Zero Coupon, 11/02/18	1,867,366
8,000,000	Financing Corp. STRIPS, Series 12P, Zero Coupon, 12/06/18	7,494,160
4,100,000	Residual Funding Corp. STRIPS, Zero Coupon, 07/15/20	3,641,640

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,000,000	Resolution Funding Corp. STRIPS, Zero Coupon, 01/15/20	1,814,494
	Tennessee Valley Authority,
33,000	4.625%, 09/15/60	37,491
100,000	5.250%, 09/15/39	127,306
5,000,000	Tennessee Valley Authority STRIPS, Zero Coupon, 07/15/16	4,938,930

	Total U.S. Government Agency Securities (Cost $23,899,102)	28,551,307

U.S. Treasury Obligations — 29.4%
	U.S. Treasury Bonds,
815,000	4.375%, 02/15/38	1,066,441
150,000	4.500%, 02/15/36	200,074
125,000	4.500%, 05/15/38	166,553
815,000	5.000%, 05/15/37	1,162,521
50,000	5.250%, 02/15/29	67,219
300,000	5.375%, 02/15/31	418,148
200,000	6.125%, 11/15/27	284,500
50,000	6.250%, 05/15/30	74,703
10,000	6.375%, 08/15/27	14,446
80,000	7.250%, 08/15/22 (m)	110,012
250,000	8.000%, 11/15/21	347,813
	U.S. Treasury Coupon STRIPS,
200,000	1.498%, 08/15/18 (n)	190,480
310,000	1.707%, 02/15/20 (n)	283,358
890,000	1.889%, 05/15/21 (n)	782,446
10,973,000	2.064%, 05/15/20 (n)	9,949,559
730,000	2.100%, 05/15/19 (n)	679,593
710,000	2.276%, 02/15/21 (n)	629,716
3,540,000	2.432%, 08/15/16 (n)	3,507,375
970,000	2.447%, 02/15/22 (n)	835,358
150,000	2.459%, 02/15/18 (n)	144,406
500,000	2.526%, 11/15/22 (n)	422,014
925,000	2.535%, 11/15/21 (n)	802,739
100,000	2.544%, 11/15/23 (n)	81,889
450,000	2.603%, 05/15/22 (n)	384,824
200,000	2.621%, 05/15/25 (n)	156,240
2,850,000	2.644%, 02/15/23 (n)	2,382,566
1,150,000	2.647%, 05/15/23 (n)	954,878
200,000	2.677%, 08/15/22 (n)	170,094
27,000	2.703%, 02/15/28 (n)	19,296
350,000	2.720%, 08/15/20 (n)	314,960
100,000	2.787%, 05/15/28 (n)	70,875
65,000	2.871%, 02/15/35 (n)	37,613
250,000	2.873%, 08/15/27 (n)	181,524
110,000	2.887%, 11/15/24 (n)	87,220

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
50,000	2.947%, 11/15/34 (n)	29,141
23,000	3.034%, 08/15/26 (n)	17,237
400,000	3.112%, 08/15/19 (n)	370,522
250,000	3.140%, 05/15/35 (n)	143,636
250,000	3.179%, 11/15/26 (n)	185,845
50,000	3.213%, 02/15/25 (n)	39,330
825,000	3.213%, 02/15/17 (n)	811,233
350,000	3.230%, 02/15/32 (n)	221,066
700,000	3.241%, 02/15/27 (n)	515,801
300,000	3.367%, 08/15/30 (n)	198,443
200,000	3.389%, 11/15/29 (n)	135,391
275,000	3.390%, 05/15/31 (n)	177,968
300,000	3.402%, 08/15/29 (n)	204,854
300,000	3.431%, 11/15/30 (n)	197,084
3,625,000	3.478%, 08/15/17 (n)	3,532,196
658,000	3.486%, 02/15/29 (n)	456,167
750,000	3.503%, 11/15/27 (n)	540,780
400,000	3.512%, 08/15/31 (n)	256,732
550,000	3.657%, 02/15/31 (n)	358,802
1,250,000	3.720%, 05/15/32 (n)	784,151
700,000	3.739%, 11/15/32 (n)	432,315
100,000	3.803%, 08/15/21 (n)	87,454
150,000	3.932%, 02/15/33 (n)	91,830
300,000	4.002%, 05/15/30 (n)	199,923
85,000	4.082%, 11/15/31 (n)	54,151
775,000	4.085%, 11/15/33 (n)	464,902
100,000	4.286%, 05/15/26 (n)	75,556
975,000	4.385%, 02/15/30 (n)	654,944
325,000	4.738%, 02/15/34 (n)	193,613
325,000	4.926%, 05/15/33 (n)	197,796
100,000	5.109%, 08/15/33 (n)	60,419
100,000	5.358%, 05/15/34 (n)	59,158
100,000	5.731%, 11/15/28 (n)	69,901
125,000	5.781%, 05/15/27 (n)	91,456
50,000	5.816%, 08/15/28 (n)	35,199
750,000	6.267%, 02/15/15 (n)	749,932
1,915,000	6.679%, 11/15/15 (n)	1,910,052
2,900,000	7.062%, 11/15/17 (n)	2,808,838
2,800,000	7.191%, 02/15/16 (n)	2,787,361
3,050,000	7.391%, 11/15/16 (n)	3,013,064
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.500%, 01/15/29	137,224
300,000	3.625%, 04/15/28	605,305
	U.S. Treasury Inflation Indexed Notes,
500,000	0.500%, 04/15/15	540,658
170,000	1.375%, 07/15/18	196,056

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Notes,
150,000	1.250%, 10/31/18	149,027
125,000	1.375%, 11/30/18	124,756
400,000	1.375%, 12/31/18	398,438
400,000	1.500%, 08/31/18	401,938
200,000	2.125%, 08/31/20	203,547
1,200,000	2.125%, 08/15/21	1,214,156
400,000	2.250%, 07/31/18	412,844
200,000	2.625%, 11/15/20	208,766
742,000	3.125%, 05/15/19	790,984
600,000	3.125%, 05/15/21	643,875
200,000	3.250%, 12/31/16	210,078
300,000	3.500%, 02/15/18	321,492
450,000	3.500%, 05/15/20	490,922
650,000	3.625%, 02/15/21	716,015
500,000	4.750%, 08/15/17	549,062

	Total U.S. Treasury Obligations (Cost $55,509,395)	58,510,839

SHARES
Short-Term Investment — 0.5%
	Investment Company — 0.5%
937,740	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $937,740)	937,740

	Total Investments — 100.2% (Cost $185,640,118)	199,443,637
	Liabilities in Excess of Other Assets — (0.2)%	(326,884)

	NET ASSETS — 100.0%	$199,116,753

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2014.
CMO	— Collateralized Mortgage Obligation
CSMC	— Credit Suisse Mortgage Trust
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2014. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit

Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2014.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2014.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Security matures in 2111.
††	— Security matures in 2114.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$198,505,897
Investments in affiliates, at value	937,740

Total investment securities, at value	199,443,637
Cash	5,829
Receivables:
Investment securities sold	147,080
Portfolio shares sold	27,648
Interest from non-affiliates	765,222
Dividends from affiliates	88

Total Assets	200,389,504

LIABILITIES:
Payables:
Investment securities purchased	1,001,812
Portfolio shares redeemed	79,086
Accrued liabilities:
Investment advisory fees	78,846
Administration fees	11,017
Distribution fees	9,837
Custodian and accounting fees	38,108
Trustees’ and Chief Compliance Officer’s fees	159
Other	53,886

Total Liabilities	1,272,751

Net Assets	$199,116,753

NET ASSETS:
Paid-in-Capital	$182,539,569
Accumulated undistributed net investment income	7,111,772
Accumulated net realized gains (losses)	(4,338,107)
Net unrealized appreciation (depreciation)	13,803,519

Total Net Assets	$199,116,753

Net Assets:
Class 1	$152,618,612
Class 2	46,498,141

Total	$199,116,753

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	13,641,137
Class 2	4,190,632

Net Asset Value, offering and redemption price per share (a):
Class 1	$11.19
Class 2	11.10

Cost of investments in non-affiliates	$184,702,378
Cost of investments in affiliates	937,740

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	29

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$8,122,106
Dividend income from affiliates	2,046

Total investment income	8,124,152

EXPENSES:
Investment advisory fees	814,583
Administration fees	168,516
Distribution fees – Class 2	87,495
Custodian and accounting fees	112,054
Professional fees	79,206
Trustees’ and Chief Compliance Officer’s fees	2,108
Printing and mailing costs	49,579
Transfer agent fees	6,441
Other	63,425

Total expenses	1,383,407

Less fees waived	(86,709)

Net expenses	1,296,698

Net investment income (loss)	6,827,454

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,861,927
Change in net unrealized appreciation/depreciation of investments in non-affiliates	965,342

Net realized/unrealized gains (losses)	2,827,269

Change in net assets resulting from operations	$9,654,723

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,827,454	$8,069,108
Net realized gain (loss)	1,861,927	336,171
Change in net unrealized appreciation/depreciation	965,342	(11,610,927)

Change in net assets resulting from operations	9,654,723	(3,205,648)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(6,598,583)	(9,052,968)
Class 2
From net investment income	(1,166,426)	(680,242)

Total distributions to shareholders	(7,765,009)	(9,733,210)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(4,689,370)	(2,537,046)

NET ASSETS:
Change in net assets	(2,799,656)	(15,475,904)
Beginning of period	201,916,409	217,392,313

End of period	$199,116,753	$201,916,409

Accumulated undistributed net investment income	$7,111,772	$8,049,234

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$12,525,120	$14,399,434
Distributions reinvested	6,598,583	9,052,968
Cost of shares redeemed	(44,797,923)	(42,830,378)

Change in net assets resulting from Class 1 capital transactions	$(25,674,220)	$(19,377,976)

Class 2
Proceeds from shares issued	$26,732,189	$20,293,669
Distributions reinvested	1,166,426	680,242
Cost of shares redeemed	(6,913,765)	(4,132,981)

Change in net assets resulting from Class 2 capital transactions	$20,984,850	$16,840,930

Total change in net assets resulting from capital transactions	$(4,689,370)	$(2,537,046)

SHARE TRANSACTIONS:
Class 1
Issued	1,124,732	1,270,421
Reinvested	600,964	797,618
Redeemed	(4,024,440)	(3,788,604)

Change in Class 1 Shares	(2,298,744)	(1,720,565)

Class 2
Issued	2,420,332	1,798,755
Reinvested	107,011	60,252
Redeemed	(624,319)	(367,473)

Change in Class 2 Shares	1,903,024	1,491,534

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Year Ended December 31, 2014	$11.09	$0.38	(d)	$0.16	$0.54	$(0.44)
Year Ended December 31, 2013	11.78	0.44	(d)	(0.60)	(0.16)	(0.53)
Year Ended December 31, 2012	11.71	0.51	(d)	0.10	0.61	(0.54)
Year Ended December 31, 2011	11.54	0.54	(d)	0.28	0.82	(0.65)
Year Ended December 31, 2010	10.99	0.57	(d)	0.42	0.99	(0.44)

Class 2
Year Ended December 31, 2014	11.01	0.35	(d)	0.16	0.51	(0.42)
Year Ended December 31, 2013	11.72	0.40	(d)	(0.59)	(0.19)	(0.52)
Year Ended December 31, 2012	11.68	0.47	(d)	0.11	0.58	(0.54)
Year Ended December 31, 2011	11.51	0.50	(d)	0.29	0.79	(0.62)
Year Ended December 31, 2010	10.97	0.54	(d)	0.42	0.96	(0.42)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.19	4.92%	$152,618,612	0.59%	3.40%	0.64%	18%
11.09	(1.47)	176,728,891	0.59	3.86	0.60	13
11.78	5.33	208,061,368	0.60	4.36	0.62	8
11.71	7.46	225,138,765	0.59	4.74	0.61	9
11.54	9.24	245,677,262	0.60	5.06	0.62	10

11.10	4.71	46,498,141	0.84	3.14	0.88	18
11.01	(1.74)	25,187,518	0.84	3.58	0.85	13
11.72	5.07	9,330,945	0.85	4.00	0.87	8
11.68	7.21	1,800,570	0.84	4.33	0.84	9
11.51	8.97	19,644	0.85	4.80	0.88	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at December 31, 2014.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$3,339,987	$2,726,882	$6,066,869
Collateralized Mortgage Obligations
Agency CMO	—	32,169,223	—	32,169,223
Non-Agency CMO	—	12,035,781	1,872,949	13,908,730

Total Collateralized Mortgage Obligations	—	44,205,004	1,872,949	46,077,953

Commercial Mortgage-Backed Securities	—	4,514,522	94,580	4,609,102
Corporate Bonds
Consumer Discretionary	—	2,806,218	—	2,806,218
Consumer Staples	—	1,293,301	—	1,293,301
Energy	—	3,605,219	—	3,605,219
Financials	—	13,694,537	103,250	13,797,787
Health Care	—	922,304	—	922,304
Industrials	—	1,698,824	91,372	1,790,196
Information Technology	—	2,321,533	—	2,321,533
Materials	—	1,196,256	—	1,196,256
Telecommunication Services	—	2,204,811	127,314	2,332,125
Utilities	—	3,025,915	—	3,025,915

Total Corporate Bonds	—	32,768,918	321,936	33,090,854

Foreign Government Securities	—	1,077,394	—	1,077,394
Mortgage Pass-Through Securities	—	20,056,577	—	20,056,577
Municipal Bonds	—	465,002	—	465,002
U.S. Government Agency Securities	—	28,551,307	—	28,551,307
U.S. Treasury Obligations	—	58,510,839	—	58,510,839
Short-Term Investment
Investment Company	937,740	—	—	937,740

Total Investments in Securities	$937,740	$193,489,550	$5,016,347	$199,443,637

There were no transfers between Levels 1 and 2 during the year ended December 31, 2014.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were in used in determining fair value:

	Balance as of December 31, 2013	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014
Investments in Securities
Asset-Backed Securities	$1,689,054	$—	$(94)	$560	$1,458,319	$(633,785)	$212,828	$—	$2,726,882
Collateralized Mortgage Obligations
Non-Agency CMO	2,176,996	—	(306,715)	237,760	293	(390,820)	155,435	—	1,872,949
Commercial Mortgage-Backed Securities	406,616	—	(4,293)	(54,654)	—	(48,651)	—	(204,438)	94,580
Corporate Bonds —Financials	102,375	—	875	—	—	—	—	—	103,250
Corporate Bonds — Industrials	100,214	—	536	—	—	(9,378)	—	—	91,372
Corporate Bonds — Telecommunication Services	131,558	—	(4,244)	—	—	—	—	—	127,314

Total	$4,606,813	$—	$(313,935)	$183,666	$1,458,612	$(1,082,634)	$368,263	$(204,438)	$5,016,347

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into and out of Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2014, which were valued using significant unobservable inputs (Level 3) amounted to $(310,467). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,326,023	Discounted Cash Flow	Constant Prepayment Rate	0% - 100.00% (9.59%)
			Constant Default Rate	2.96% - 20.00% (10.82%)
			Yield (Discount Rate of Cash Flows)	1.54% - 5.31% (3.52%)

Asset-Backed Securities	1,326,023

	1,710,317	Discounted Cash Flow	Constant Prepayment Rate	4.00% - 35.79% (12.31%)
			Constant Default Rate	0.00% - 7.51% (3.26%)
			PSA Prepayment Model	354.00% - 368.00% (359.29%)
			Yield (Discount Rate of Cash Flows)	(41.07)% - 12.00% (5.45%)

Collateralized Mortgage Obligations	1,710,317

	94,580	Discounted Cash Flow	Constant Prepayment Rate after Yield Maintenance	100.00% (100.00%)
			Yield (Discount Rate of Cash Flows)	1.26% - 1.30% (1.29%)

Commercial Mortgage-Backed Securities	94,580

Total	$3,130,920

#	The table above does not include Level 3 securities that are valued by brokers and pricing services. At December 31, 2014, the value of these investments was $1,885,427. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally described in Note 2.A.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of December 31, 2014, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A under the Securities Act.

The value and percentage of net assets of illiquid securities as of December 31, 2014 were $103,250 and 0.05%, respectively.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$—	$93	$(93)

The reclassifications for the Portfolio relate primarily to consent fees.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2014, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

For the year ended December, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$30,605	$43,435	$74,040

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2014 was $12,669.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

4. Investment Transactions

During the year ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$12,561,625	$20,419,523	$22,532,380	$15,316,337

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$185,644,004	$14,737,538	$937,905	$13,799,633

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$7,765,009	$7,765,009

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$9,733,210	$9,733,210

As of December 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$7,123,519	$(4,334,221)	$13,799,633

The cumulative timing differences primarily consist of trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2014, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$4,334,221	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2014, the Portfolio utilized pre-enactment capital loss carryforwards in the amount of $1,857,509.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2015

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	41

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	156	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	156	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	156	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	156	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	156	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	156	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	156	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	156	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	156	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	156	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	156	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	156	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	156	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (156 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	43

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,017.30	$3.00	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class 2
Actual	1,000.00	1,016.50	4.27	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that shareholders of the Portfolio effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the second, third and third quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	AN-JPMITCBP-1214

Annual Report

JPMorgan Insurance Trust

December 31, 2014

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

While the first half of 2014 was generally marked by slow but steady global growth and low volatility in financial markets, the second half displayed a growing divergence between the U.S. economy and the world’s other leading economies. Throughout the twelve months ended December 31, 2014, the global markets were generally supported by accommodative growth policies from major central banks.

“Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns.”

However, as the economic recovery took hold and began to accelerate in the U.S., the Federal Reserve moved toward a more normalized monetary policy, both by ending its quantitative easing program of monthly bond purchases and by indicating that it may raise interest rates in mid 2015. At the same time, the European Central Bank (ECB) and the Bank of Japan took unprecedented steps to shore up flagging growth and stubbornly high unemployment.

The other key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December. This had the effect of transferring billions in wealth from oil exporting nations to consumers in developed-market nations.

During 2014, the U.S. economy grew at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014, and unemployment dropped to 5.6% in December, a level not seen since June 2008. Inflation in the U.S. remained subdued at less than 2.0% during the second half of 2014 amid falling oil prices and a notable absence in meaningful U.S. wage growth.

Against this backdrop, U.S. equity markets were among the best performing asset classes of 2014. The Standard & Poor’s 500 Index (“S&P 500”) posted 53 new closing highs during the year and May through June saw market volatility retreat to lows not consistently seen since 2007. While the latter part of 2014 included the return of market volatility and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to record highs in the final months of 2014.

The S&P 500 broke through the 2,000-point closing level for the first time at the end of October and went on to post new closing highs in the final two weeks of December. Also in late December, the Dow Jones Industrial Average surpassed 18,000 points at closing for the first time amid news that third quarter GDP showed the fastest growth in 11 years. Meanwhile, U.S. Treasury securities turned in their best performance in three years as weaker global growth, increased market volatility and discreet geopolitical risks drove investors toward perceived safe-haven bonds.

Weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate in June to negative 0.1% to encourage banks to extend lending, growth remained tepid and inflation was well below the ECB’s target of just below 2.0%. The inflation rate averaged 0.4% from July to October and then fell to 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession by the fourth quarter of 2014, which was partly attributed to an increase in the national consumption tax earlier in April. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo equity markets to seven-year highs. For the twelve months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -4.5%.

During 2014, China’s economy continued to grow but at a slower pace. At 7.4%, China’s annual GDP growth was the slowest in 24 years and below the government’s target of 7.5%. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed strongly over the twelve months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased foreign access to China’s financial markets by allowing Hong Kong investors to buy shares in Shanghai.

Russia’s economy, already straining under the imposition of Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. For the twelve months ended December 31, 2014, the MSCI Emerging Markets Index returned -1.8%.

The relative strength of the U.S. economy drove gains in both domestic equity and bond markets during 2014. It also drove

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

January 11, 2015 (Unaudited) (continued)

the U.S. dollar higher against most other currencies due to investor expectations that interest rates will rise in the U.S. earlier and more rapidly than elsewhere. Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns. The economic and financial market events of 2014 served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	15.86%
Russell Midcap Index	13.22%

Net Assets as of 12/31/2014	$43,182,119

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

U.S equity markets performed strongly in 2014, amid accommodative central bank policies, falling energy prices in the second half of the year and steady overall improvement in the U.S. economy. While the second half of the year was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index posted 53 new closing highs during the year and broke through the 2,000-point closing level for the first time on October 31, and went on to post new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average surpassed 18,000 points at closing for the first time.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. Within the S&P 500 Index, the utilities and health care sectors were leading performers, while the energy and telecommunication services sectors were the bottom performers. The S&P 500 Index returned 13.69%, the Russell 1000 Index returned 13.24% and the Dow Jones Industrial Average returned 10.04% for the twelve months ended December 31, 2014.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended December 31, 2014. The Portfolio’s security selection in the pharmaceutical and industrial cyclical sectors were leading contributors to performance relative to the Benchmark, while security selection in the consumer cyclical sector and security selection and underweight position in the utilities sector were leading detractors from the Portfolio’s relative performance.

Leading individual contributors to performance included Southwest Airlines Co., Booz Allen Hamilton Holding Corp. and Huntington Ingalls Industries Inc. Shares of Southwest Airlines rose after the company forecast revenue above analysts’ estimates amid declining fuel prices. Shares of Booz Allen, a management and technology consulting company, rose after it forecast earnings and revenue above analysts’ estimates. Shares of Huntington Ingalls, a shipbuilder, strengthened amid an increase in U.S. military contracts.

Leading individual detractors from relative performance included ManpowerGroup Inc., Towers Watson & Co. and Best Buy Inc. Shares of ManpowerGroup, a provider of employment and personnel services, fell after the company forecast earnings below analysts’ estimates. Shares of Towers Watson, a professional services and staffing company, weakened on disappointing earnings forecasts. Shares of Best Buy, a consumer electronics retail chain, fell on reports that the company would scale back its China business to focus on U.S. operations.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team employed a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aimed to capitalize on these market inefficiencies by targeting what it believed were attractively valued stocks with strong fundamentals and momentum characteristics, and sought to sell these stocks when they no longer exhibited these criteria. A disciplined quantitative ranking methodology was utilized to identify attractive stocks in each sector, a process that was combined with qualitative research and value-added trading. The Portfolio was constructed with limited sector bets so that stock selection was typically the primary driver of relative performance. During the year, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bunge Ltd.	2.1%
2.	H&R Block, Inc.	2.1
3.	Southwest Airlines Co.	2.0
4.	Huntington Ingalls Industries, Inc.	1.9
5.	Western Digital Corp.	1.8
6.	Lear Corp.	1.8
7.	CareFusion Corp.	1.7
8.	Rite Aid Corp.	1.6
9.	Foot Locker, Inc.	1.6
10.	Best Buy Co., Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.1%
Financials	17.8
Consumer Discretionary	14.4
Industrials	12.0
Health Care	11.2
Consumer Staples	8.5
Utilities	5.8
Materials	5.2
Energy	4.7
Telecommunication Services	1.2
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	15.86%	17.36%	9.77%
CLASS 2 SHARES	August 16, 2006	15.56	17.07	9.55

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
	Consumer Discretionary — 14.4%
	Auto Components — 2.2%
5,925	Goodyear Tire & Rubber Co. (The)	169,277
7,875	Lear Corp.	772,380

		941,657

	Diversified Consumer Services — 2.8%
350	Graham Holdings Co., Class B	302,298
26,500	H&R Block, Inc.	892,520

		1,194,818

	Hotels, Restaurants & Leisure — 1.6%
18,275	Aramark	569,266
1,275	Brinker International, Inc.	74,830
25	Chipotle Mexican Grill, Inc. (a)	17,113
500	Domino’s Pizza, Inc.	47,085

		708,294

	Household Durables — 0.4%
4,012	Jarden Corp. (a)	192,095

	Internet & Catalog Retail — 1.1%
16,275	Groupon, Inc. (a)	134,431
2,100	Liberty TripAdvisor Holdings, Inc., Class A (a)	56,490
7,275	Liberty Ventures, Series A (a)	274,413

		465,334

	Media — 0.2%
5,150	Cablevision Systems Corp., Class A	106,296

	Multiline Retail — 1.3%
8,325	Macy’s, Inc.	547,369

	Specialty Retail — 4.4%
1,200	Advance Auto Parts, Inc.	191,136
16,625	Best Buy Co., Inc.	648,042
2,700	CST Brands, Inc.	117,747
12,250	Foot Locker, Inc.	688,205
1,675	Gap, Inc. (The)	70,534
1,125	Murphy USA, Inc. (a)	77,468
1,150	PetSmart, Inc.	93,489

		1,886,621

	Textiles, Apparel & Luxury Goods — 0.4%
1,675	Hanesbrands, Inc.	186,964

	Total Consumer Discretionary	6,229,448

	Consumer Staples — 8.5%
	Food & Staples Retailing — 3.3%
8,000	Kroger Co. (The)	513,680
91,675	Rite Aid Corp. (a)	689,396
6,550	Safeway, Inc.	230,036

		1,433,112

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.8%
9,900	Bunge Ltd.	900,009
4,750	Ingredion, Inc.	402,990
8,025	Tyson Foods, Inc., Class A	321,722

		1,624,721

	Personal Products — 0.1%
1,550	Herbalife Ltd. (a)	58,435

	Tobacco — 1.3%
8,775	Lorillard, Inc.	552,299

	Total Consumer Staples	3,668,567

	Energy — 4.7%
	Energy Equipment & Services — 0.8%
426	Baker Hughes, Inc.	23,886
2,350	Cameron International Corp. (a)	117,382
868	National Oilwell Varco, Inc.	56,880
2,650	Oil States International, Inc. (a)	129,585
1,800	Patterson-UTI Energy, Inc.	29,862

		357,595

	Oil, Gas & Consumable Fuels — 3.9%
2,250	Cabot Oil & Gas Corp.	66,623
1,825	Cimarex Energy Co.	193,450
1,050	Continental Resources, Inc. (a)	40,278
6,650	EQT Corp.	503,405
950	Marathon Petroleum Corp.	85,747
2,800	Murphy Oil Corp.	141,456
1,975	Newfield Exploration Co. (a)	53,562
415	Noble Energy, Inc.	19,683
1,550	Peabody Energy Corp.	11,997
2,150	Tesoro Corp.	159,853
1,750	Valero Energy Corp.	86,625
6,400	World Fuel Services Corp.	300,352

		1,663,031

	Total Energy	2,020,626

	Financials — 17.9%
	Banks — 2.9%
4,350	East West Bancorp, Inc.	168,389
8,350	Fifth Third Bancorp	170,131
4,950	Huntington Bancshares, Inc.	52,074
11,675	KeyCorp	162,283
4,200	PacWest Bancorp	190,932
1,725	Popular, Inc., (Puerto Rico) (a)	58,736
6,375	Regions Financial Corp.	67,320
675	Signature Bank (a)	85,023
2,475	SVB Financial Group (a)	287,273

		1,242,161

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — 0.9%
975	Affiliated Managers Group, Inc. (a)	206,934
3,475	Lazard Ltd., (Bermuda), Class A	173,854

		380,788

	Consumer Finance — 1.7%
9,750	Discover Financial Services	638,527
2,500	Synchrony Financial (a)	74,375

		712,902

	Insurance — 4.3%
3,575	Allied World Assurance Co. Holdings AG, (Switzerland)	135,564
3,650	American Financial Group, Inc.	221,628
1,125	Aon plc, (United Kingdom)	106,684
1,350	Arch Capital Group Ltd., (Bermuda) (a)	79,785
400	Aspen Insurance Holdings Ltd., (Bermuda)	17,508
1,775	Assurant, Inc.	121,463
5,975	Assured Guaranty Ltd., (Bermuda)	155,290
875	Axis Capital Holdings Ltd., (Bermuda)	44,704
1,050	Endurance Specialty Holdings Ltd., (Bermuda)	62,832
400	Everest Re Group Ltd., (Bermuda)	68,120
722	FNF Group	24,873
1,100	Hanover Insurance Group, Inc. (The)	78,452
2,375	Hartford Financial Services Group, Inc. (The)	99,014
1,625	Lincoln National Corp.	93,714
2,175	Principal Financial Group, Inc.	112,969
2,100	Protective Life Corp.	146,265
1,100	Torchmark Corp.	59,587
5,000	Unum Group	174,400
1,675	Validus Holdings Ltd., (Bermuda)	69,613

		1,872,465

	Real Estate Investment Trusts (REITs) — 8.0%
800	American Capital Agency Corp.	17,464
4,350	Annaly Capital Management, Inc.	47,023
4,000	Apartment Investment & Management Co., Class A	148,600
150	AvalonBay Communities, Inc.	24,508
450	Boston Properties, Inc.	57,910
3,850	Brandywine Realty Trust	61,523
725	Camden Property Trust	53,534
1,325	Chimera Investment Corp.	4,213
875	Corrections Corp. of America	31,797
1,025	Crown Castle International Corp.	80,667
2,600	DDR Corp.	47,736
2,225	Douglas Emmett, Inc.	63,190
14,750	Duke Realty Corp.	297,950
2,325	Equity Commonwealth	59,683
2,450	Equity LifeStyle Properties, Inc.	126,298

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
1,025	Equity Residential	73,636
1,000	Extra Space Storage, Inc.	58,640
2,175	Health Care REIT, Inc.	164,582
7,585	Hospitality Properties Trust	235,135
5,050	Host Hotels & Resorts, Inc.	120,039
750	Mid-America Apartment Communities, Inc.	56,010
3,275	NorthStar Realty Finance Corp.	57,575
2,000	Post Properties, Inc.	117,540
925	Regency Centers Corp.	58,997
5,675	Retail Properties of America, Inc., Class A	94,716
400	SL Green Realty Corp.	47,608
1,775	Taubman Centers, Inc.	135,646
1,922	Ventas, Inc.	137,807
2,400	Vornado Realty Trust	282,504
16,150	Weyerhaeuser Co.	579,624
1,825	WP Carey, Inc.	127,933

		3,470,088

	Real Estate Management & Development — 0.1%
425	Jones Lang LaSalle, Inc.	63,720

	Total Financials	7,742,124

	Health Care — 11.3%
	Biotechnology — 2.8%
2,250	Alnylam Pharmaceuticals, Inc. (a)	218,250
2,300	BioMarin Pharmaceutical, Inc. (a)	207,920
2,400	Incyte Corp. (a)	175,464
725	Intercept Pharmaceuticals, Inc. (a)	113,100
1,675	Medivation, Inc. (a)	166,846
2,600	Vertex Pharmaceuticals, Inc. (a)	308,880

		1,190,460

	Health Care Equipment & Supplies — 3.3%
2,550	Boston Scientific Corp. (a)	33,787
12,050	CareFusion Corp. (a)	715,047
375	Cooper Cos., Inc. (The)	60,784
10,750	Hologic, Inc. (a)	287,455
2,725	Zimmer Holdings, Inc.	309,070

		1,406,143

	Health Care Providers & Services — 4.1%
3,575	Cardinal Health, Inc.	288,610
5,525	Catamaran Corp. (a)	285,919
2,725	Community Health Systems, Inc. (a)	146,932
6,825	HCA Holdings, Inc. (a)	500,887
350	Health Net, Inc. (a)	18,735
3,775	Humana, Inc.	542,203

		1,783,286

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Technology — 0.2%
3,175	Veeva Systems, Inc., Class A (a)	83,852

	Pharmaceuticals — 0.9%
3,000	Endo International plc, (Ireland) (a)	216,360
1,050	Perrigo Co. plc, (Ireland)	175,518

		391,878

	Total Health Care	4,855,619

	Industrials — 12.0%
	Aerospace & Defense — 3.3%
900	Alliant Techsystems, Inc.	104,625
7,366	Huntington Ingalls Industries, Inc.	828,380
2,250	L-3 Communications Holdings, Inc.	283,973
175	Northrop Grumman Corp.	25,793
4,300	Spirit Aerosystems Holdings, Inc., Class A (a)	185,072

		1,427,843

	Airlines — 2.9%
1,850	Alaska Air Group, Inc.	110,556
5,725	Delta Air Lines, Inc.	281,613
20,175	Southwest Airlines Co.	853,806

		1,245,975

	Commercial Services & Supplies — 0.7%
4,925	KAR Auction Services, Inc.	170,651
4,025	Pitney Bowes, Inc.	98,089
2,255	R.R. Donnelley & Sons Co.	37,896

		306,636

	Construction & Engineering — 1.9%
17,550	AECOM Technology Corp. (a)	532,993
1,650	Fluor Corp.	100,039
4,250	Jacobs Engineering Group, Inc. (a)	189,933

		822,965

	Electrical Equipment — 0.2%
1,575	Babcock & Wilcox Co. (The)	47,723
400	Regal-Beloit Corp.	30,080

		77,803

	Machinery — 2.6%
4,400	Crane Co.	258,280
4,175	Ingersoll-Rand plc	264,653
3,300	Oshkosh Corp.	160,545
3,520	Parker-Hannifin Corp.	453,904

		1,137,382

	Marine — 0.0% (g)
200	Kirby Corp. (a)	16,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.1%
525	Manpowergroup, Inc.	35,789

	Road & Rail — 0.2%
950	Landstar System, Inc.	68,904

	Trading Companies & Distributors — 0.1%
3,350	MRC Global, Inc. (a)	50,753
217	NOW, Inc. (a)	5,583
91	Veritiv Corp. (a)	4,720

		61,056

	Total Industrials	5,200,501

	Information Technology — 18.2%
	Communications Equipment — 0.7%
3,250	ARRIS Group, Inc. (a)	98,117
1,325	Harris Corp.	95,162
5,275	Juniper Networks, Inc.	117,738

		311,017

	Electronic Equipment, Instruments & Components — 0.5%
3,100	Avnet, Inc.	133,362
1,300	Tech Data Corp. (a)	82,199

		215,561

	Internet Software & Services — 2.0%
387	Equinix, Inc.	87,745
3,600	LendingClub Corp. (a)	91,080
1,900	LinkedIn Corp., Class A (a)	436,449
7,350	Twitter, Inc. (a)	263,644

		878,918

	IT Services — 5.8%
1,600	Alliance Data Systems Corp. (a)	457,680
24,150	Booz Allen Hamilton Holding Corp.	640,699
2,525	Fidelity National Information Services, Inc.	157,055
2,675	Global Payments, Inc.	215,953
14,450	Vantiv, Inc., Class A (a)	490,144
40,775	Xerox Corp.	565,142

		2,526,673

	Semiconductors & Semiconductor Equipment — 4.1%
15,550	Advanced Micro Devices, Inc. (a)	41,518
4,125	Applied Materials, Inc.	102,795
3,325	First Solar, Inc. (a)	148,278
2,750	KLA-Tencor Corp.	193,380
2,275	Lam Research Corp.	180,499
18,550	Marvell Technology Group Ltd., (Bermuda)	268,975
15,350	Micron Technology, Inc. (a)	537,404
14,800	ON Semiconductor Corp. (a)	149,924
1,825	Skyworks Solutions, Inc.	132,696

		1,755,469

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — 3.3%
9,700	Activision Blizzard, Inc.	195,455
2,250	Citrix Systems, Inc. (a)	143,550
5,800	Electronic Arts, Inc. (a)	272,687
2,700	Mobileye N.V., (Israel) (a)	109,512
20,400	Rovi Corp. (a)	460,836
2,700	Synopsys, Inc. (a)	117,369
40,975	Zynga, Inc., Class A (a)	108,993

		1,408,402

	Technology Hardware, Storage & Peripherals — 1.8%
7,025	Western Digital Corp.	777,667

	Total Information Technology	7,873,707

	Materials — 5.2%
	Chemicals — 2.3%
1,700	Ashland, Inc.	203,592
2,600	Cabot Corp.	114,036
650	Huntsman Corp.	14,807
2,141	PPG Industries, Inc.	494,892
1,775	Valspar Corp. (The)	153,502

		980,829

	Containers & Packaging — 1.0%
600	Avery Dennison Corp.	31,128
1,575	Crown Holdings, Inc. (a)	80,167
375	Greif, Inc., Class A	17,711
3,125	Rock-Tenn Co., Class A	190,563
2,525	Sealed Air Corp.	107,136

		426,705

	Metals & Mining — 1.1%
3,550	Alcoa, Inc.	56,054
225	Compass Minerals International, Inc.	19,537
450	Nucor Corp.	22,072
3,050	Reliance Steel & Aluminum Co.	186,874
2,525	Steel Dynamics, Inc.	49,844
6,100	United States Steel Corp.	163,114

		497,495

	Paper & Forest Products — 0.8%
2,425	Domtar Corp., (Canada)	97,533
4,725	International Paper Co.	253,166

		350,699

	Total Materials	2,255,728

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 0.9%
44,225	Frontier Communications Corp.	294,981
10,275	Windstream Holdings, Inc.	84,666

		379,647

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.3%
1,175	SBA Communications Corp., Class A (a)	130,143

	Total Telecommunication Services	509,790

	Utilities — 5.9%
	Electric Utilities — 0.2%
425	Entergy Corp.	37,179
400	Pinnacle West Capital Corp.	27,324

		64,503

	Gas Utilities — 1.0%
11,912	UGI Corp.	452,418

	Independent Power & Renewable Electricity Producers — 0.6%
18,975	AES Corp.	261,285

	Multi-Utilities — 4.1%
1,875	Alliant Energy Corp.	124,537
2,675	Ameren Corp.	123,398
8,130	CenterPoint Energy, Inc.	190,486
5,650	CMS Energy Corp.	196,337
1,750	Consolidated Edison, Inc.	115,518
3,025	DTE Energy Co.	261,269
4,550	Public Service Enterprise Group, Inc.	188,416
2,300	SCANA Corp.	138,920
2,775	Sempra Energy	309,024
5,000	TECO Energy, Inc.	102,451

		1,750,356

	Total Utilities	2,528,562

	Total Common Stocks (Cost $32,536,371)	42,884,672

Short-Term Investment — 1.1%
	Investment Company — 1.1%
490,598	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $490,598)	490,598

	Total Investments — 100.4% (Cost $33,026,969)	43,375,270
	Liabilities in Excess of Other Assets — (0.4)% (c)	(193,151)

	NET ASSETS — 100.0%	$43,182,119

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	S&P Mid Cap 400	03/20/15	$289,720	$7,526

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

REIT	— Real Estate Investment Trust.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$42,884,672
Investments in affiliates, at value	490,598

Total investment securities, at value	43,375,270
Deposits at broker for futures contracts	90,000
Receivables:
Investment securities sold	31,699
Portfolio shares sold	1,589
Dividends from non-affiliates	51,643
Dividends from affiliates	41

Total Assets	43,550,242

LIABILITIES:
Payables:
Investment securities purchased	283,619
Portfolio shares redeemed	6,652
Variation margin on futures contracts	5,592
Accrued liabilities:
Investment advisory fees	19,058
Administration fees	2,160
Distribution fees	369
Custodian and accounting fees	15,271
Trustees’ and Chief Compliance Officer’s fees	49
Audit fees	28,700
Other	6,653

Total Liabilities	368,123

Net Assets	$43,182,119

NET ASSETS:
Paid-in-Capital	$26,476,714
Accumulated undistributed net investment income	285,368
Accumulated net realized gains (losses)	6,064,210
Net unrealized appreciation (depreciation)	10,355,827

Total Net Assets	$43,182,119

Net Assets:
Class 1	$41,254,648
Class 2	1,927,471

Total	$43,182,119

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,697,595
Class 2	79,710
Net Asset Value, offering and redemption price per share (a):
Class 1	$24.30
Class 2	24.18

Cost of investments in non-affiliates	$32,536,371
Cost of investments in affiliates	490,598

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	11

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$663,277
Dividend income from affiliates	257
Interest income from non-affiliates	90

Total investment income	663,624

EXPENSES:
Investment advisory fees	260,597
Administration fees	33,174
Distribution fees — Class 2	1,192
Custodian and accounting fees	31,315
Professional fees	41,827
Trustees’ and Chief Compliance Officer’s fees	412
Printing and mailing costs	20,978
Transfer agent fees	4,981
Other	20,522

Total expenses	414,998

Less fees waived	(54,331)

Net expenses	360,667

Net investment income (loss)	302,957

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,041,921
Futures	115,263

Net realized gains (losses)	6,157,184

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(476,950)
Futures	(11,744)

Change in net unrealized appreciation/depreciation	(488,694)

Net realized/unrealized gains (losses)	5,668,490

Change in net assets resulting from operations	$5,971,447

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$302,957	$239,444
Net realized gain (loss)	6,157,184	7,419,973
Change in net unrealized appreciation/depreciation	(488,694)	5,441,810

Change in net assets resulting from operations	5,971,447	13,101,227

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(249,380)	(431,619)
From net realized gains	(5,234,029)	—
Class 2
From net investment income	(630)	(194)
From net realized gains	(14,491)	—

Total distributions to shareholders	(5,498,530)	(431,813)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,530,865	(8,548,005)

NET ASSETS:
Change in net assets	3,003,782	4,121,409
Beginning of period	40,178,337	36,056,928

End of period	$43,182,119	$40,178,337

Accumulated undistributed (distributed in excess of) net investment income	$285,368	$235,130

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,964,094	$2,102,652
Distributions reinvested	5,483,409	431,619
Cost of shares redeemed	(7,717,357)	(11,104,437)

Change in net assets resulting from Class 1 capital transactions	$730,146	$(8,570,166)

Class 2
Proceeds from shares issued	$1,855,713	$21,996
Distributions reinvested	15,121	194
Cost of shares redeemed	(70,115)	(29)

Change in net assets resulting from Class 2 capital transactions	$1,800,719	$22,161

Total change in net assets resulting from capital transactions	$2,530,865	$(8,548,005)

SHARE TRANSACTIONS:
Class 1
Issued	126,740	99,231
Reinvested	256,233	21,831
Redeemed	(327,192)	(529,469)

Change in Class 1 Shares	55,781	(408,407)

Class 2
Issued	80,051	937
Reinvested	709	10
Redeemed	(3,068)	(1)

Change in Class 2 Shares	77,692	946

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Year Ended December 31, 2014	$24.44	$0.18	(d)(e)(f)	$3.22	$3.40	$(0.16)	$(3.38)	$(3.54)
Year Ended December 31, 2013	17.58	0.13	(d)	6.95	7.08	(0.22)	—	(0.22)
Year Ended December 31, 2012	15.26	0.21	(d)(g)	2.24	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2011	15.62	0.12	(d)	(0.34)	(0.22)	(0.14)	—	(0.14)
Year Ended December 31, 2010	13.23	0.11	(d)	2.46	2.57	(0.18)	—	(0.18)

Class 2
Year Ended December 31, 2014	24.38	0.19	(d)(e)(f)	3.14	3.33	(0.15)	(3.38)	(3.53)
Year Ended December 31, 2013	17.54	0.09	(d)	6.93	7.02	(0.18)	—	(0.18)
Year Ended December 31, 2012	15.23	0.17	(d)(g)	2.23	2.40	(0.09)	—	(0.09)
Year Ended December 31, 2011	15.60	0.08	(d)	(0.35)	(0.27)	(0.10)	—	(0.10)
Year Ended December 31, 2010	13.22	0.08	(d)	2.46	2.54	(0.16)	—	(0.16)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.11 and $0.12 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.49% and 0.53% for Class 1 and Class 2 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.16 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.93% and 0.66% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.30	15.86%	$41,254,648	0.90%	0.76	%(e)(f)	1.03%	54%
24.44	40.59	40,129,143	0.89	0.62		1.00	57
17.58	16.13	36,038,129	0.90	1.28	(g)	1.02	54
15.26	(1.52)	31,581,775	0.90	0.75		1.08	47
15.62	19.52	38,556,642	0.90	0.81		1.22	46

24.18	15.56	1,927,471	1.14	0.81	(e)(f)	1.28	54
24.38	40.27	49,194	1.14	0.41		1.24	57
17.54	15.82	18,799	1.15	1.00	(g)	1.27	54
15.23	(1.79)	16,232	1.15	0.52		1.33	47
15.60	19.24	16,528	1.15	0.57		1.48	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$43,375,270	$—	$—	$43,375,270

Appreciation in Other Financial Instruments
Futures Contracts	$7,526	$—	$—	$7,526

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2014.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2014:

Futures Contracts:
Average Notional Balance Long	$811,914
Ending Notional Balance Long	289,720

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(2,709)	$2,709

The reclassifications for the Portfolio relate primarily to investments in partnerships.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2014, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all class shares) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the year ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

For the year ended December 31, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$27,047	$25,932	$52,979

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2014 was $1,352.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$21,355,006	$23,593,674

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$33,089,761	$11,118,063	$832,554	$10,285,509

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$250,016	$5,248,514	$5,498,530

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Ordinary Income	Total Distributions Paid
$431,813	$431,813

As of December 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,801,819	$4,615,555	$10,285,509

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of December 31, 2014, the Portfolio did not have any net capital loss carry forwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2015

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	156	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	156	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	156	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	156	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	156	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	156	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	156	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	156	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	156	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	156	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	156	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	156	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	156	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (156 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Class 1
Actual	$1,000.00	$1,066.70	$4.69	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	1,065.20	5.93	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that shareholders of the Portfolio effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the first, first and third quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Tax Letter

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 100.00% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2014.

Long Term Capital Gain

The Portfolio distributed $5,248,514, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2014.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	AN-JPMITIMCP-1214

Annual Report

JPMorgan Insurance Trust

December 31, 2014

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

While the first half of 2014 was generally marked by slow but steady global growth and low volatility in financial markets, the second half displayed a growing divergence between the U.S. economy and the world’s other leading economies. Throughout the twelve months ended December 31, 2014, the global markets were generally supported by accommodative growth policies from major central banks.

“Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns.”

However, as the economic recovery took hold and began to accelerate in the U.S., the Federal Reserve moved toward a more normalized monetary policy, both by ending its quantitative easing program of monthly bond purchases and by indicating that it may raise interest rates in mid 2015. At the same time, the European Central Bank (ECB) and the Bank of Japan took unprecedented steps to shore up flagging growth and stubbornly high unemployment.

The other key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December. This had the effect of transferring billions in wealth from oil exporting nations to consumers in developed-market nations.

During 2014, the U.S. economy grew at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014, and unemployment dropped to 5.6% in December, a level not seen since June 2008. Inflation in the U.S. remained subdued at less than 2.0% during the second half of 2014 amid falling oil prices and a notable absence in meaningful U.S. wage growth.

Against this backdrop, U.S. equity markets were among the best performing asset classes of 2014. The Standard & Poor’s 500 Index (“S&P 500”) posted 53 new closing highs during the year and May through June saw market volatility retreat to lows not consistently seen since 2007. While the latter part of 2014 included the return of market volatility and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to record highs in the final months of 2014.

The S&P 500 broke through the 2,000-point closing level for the first time at the end of October and went on to post new closing highs in the final two weeks of December. Also in late December, the Dow Jones Industrial Average surpassed 18,000 points at closing for the first time amid news that third quarter GDP showed the fastest growth in 11 years. Meanwhile, U.S. Treasury securities turned in their best performance in three years as weaker global growth, increased market volatility and discreet geopolitical risks drove investors toward perceived safe-haven bonds.

Weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate in June to negative 0.1% to encourage banks to extend lending, growth remained tepid and inflation was well below the ECB’s target of just below 2.0%. The inflation rate averaged 0.4% from July to October and then fell to 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession by the fourth quarter of 2014, which was partly attributed to an increase in the national consumption tax earlier in April. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo equity markets to seven-year highs. For the twelve months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -4.5%.

During 2014, China’s economy continued to grow but at a slower pace. At 7.4%, China’s annual GDP growth was the slowest in 24 years and below the government’s target of 7.5%. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed strongly over the twelve months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased foreign access to China’s financial markets by allowing Hong Kong investors to buy shares in Shanghai.

Russia’s economy, already straining under the imposition of Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. For the twelve months ended December 31, 2014, the MSCI Emerging Markets Index returned -1.8%.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

JANUARY 11, 2015 (Unaudited) (continued)

The relative strength of the U.S. economy drove gains in both domestic equity and bond markets during 2014. It also drove the U.S. dollar higher against most other currencies due to investor expectations that interest rates will rise in the U.S. earlier and more rapidly than elsewhere. Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns. The economic and financial market events of 2014 served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	15.11%
Russell Midcap Value Index	14.75%

Net Assets as of 12/31/2014	$466,265,863

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S equity markets performed strongly in 2014, amid accommodative central bank policies, falling energy prices in the second half of the year and steady overall improvement in the U.S. economy. While the second half of the year was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index (“S&P 500 Index”) posted 53 new closing highs during the year, broke through the 2,000-point closing level for the first time on October 31, and went on to post new closing highs in the final weeks of December. Also, in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time.

Overall, U.S. large cap stocks outperformed mid cap and small cap stocks, though mid cap value stocks outperformed all other leading sectors among the Russell Indexes during the reporting period. For the twelve months ended December 31, 2014, the S&P 500 Index returned 13.69% and the Russell 1000 Index returned 13.24%, while the Russell Midcap Value Index returned 14.75%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended December 31, 2014. The Portfolio’s security selection in the materials sector and its stock selection and overweight position in the consumer staples sector were leading contributors to performance relative to the Benchmark, while the Portfolio’s security selection in the financials and information technology sectors detracted from relative performance.

Leading contributors to the Portfolio’s relative performance included Kroger Co., Ball Corp. and Sigma-Aldrich Corp. Shares of Kroger, a supermarket chain not held in the Benchmark, rose on better-than-expected earnings and the company’s revised profit forecast, partly due to acquisitions. Shares of Ball Corp., a packaging supplier not held in the Benchmark, rose after the company reaffirmed its fiscal 2014 and longer-term earnings guidance. Shares of Sigma Aldrich, a U.S. laboratory supply company, rose on the company’s $17 billion acquisition by Merck KGaA, a German drug and chemical company.

Leading individual detractors from relative performance included Loews Corp., Forest Laboratories Inc. and Xilinx Inc. Shares of Loews, a diversified financial holding company, fell amid weakness in company earnings. Shares of Forest Laboratories, a specialty pharmaceutical company not held in the Portfolio, rose on its pending acquisition by Actavis PLC. Shares of Xilinx, a semiconductor company not held in the Benchmark, fell on a weak outlook for revenue.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained a large overweight position in the consumer discretionary sector, while the financials sector was the largest underweight position in the Portfolio.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Kohl’s Corp.	1.6%
2.	Loews Corp.	1.6
3.	Expedia, Inc.	1.6
4.	Gap, Inc. (The)	1.5
5.	Cigna Corp.	1.5
6.	Arrow Electronics, Inc.	1.5
7.	Fifth Third Bancorp	1.4
8.	Jack Henry & Associates, Inc.	1.4
9.	Questar Corp.	1.4
10.	Ameriprise Financial, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.5%
Consumer Discretionary	17.4
Industrials	9.2
Utilities	9.1
Information Technology	8.7
Health Care	6.5
Materials	6.1
Consumer Staples	5.5
Energy	3.8
Short-Term Investment	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	15.11%	18.25%	9.85%

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from December 31, 2004 to December 31, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 17.4%
	Hotels, Restaurants & Leisure — 1.3%
24,866	Marriott International, Inc., Class A	1,940,294
51,070	Starwood Hotels & Resorts Worldwide, Inc.	4,140,245

		6,080,539

	Household Durables — 2.5%
110,610	Jarden Corp. (a)	5,296,007
39,750	Mohawk Industries, Inc. (a)	6,175,560

		11,471,567

	Internet & Catalog Retail — 1.6%
86,480	Expedia, Inc.	7,381,933

	Media — 3.1%
42,022	CBS Corp. (Non-Voting), Class B	2,325,497
99,435	Clear Channel Outdoor Holdings, Inc., Class A	1,053,017
65,730	DISH Network Corp., Class A (a)	4,791,060
133,285	Gannett Co., Inc.	4,255,790
84,230	Time, Inc.	2,072,900

		14,498,264

	Multiline Retail — 2.3%
122,230	Kohl’s Corp.	7,460,919
44,330	Nordstrom, Inc.	3,519,359

		10,980,278

	Specialty Retail — 5.3%
7,628	AutoZone, Inc. (a)	4,722,571
47,680	Bed Bath & Beyond, Inc. (a)	3,631,785
111,260	Best Buy Co., Inc.	4,336,915
171,340	Gap, Inc. (The)	7,215,127
43,980	Tiffany & Co.	4,699,703

		24,606,101

	Textiles, Apparel & Luxury Goods — 1.3%
31,100	PVH Corp.	3,986,087
29,720	V.F. Corp.	2,226,028

		6,212,115

	Total Consumer Discretionary	81,230,797

	Consumer Staples — 5.5%
	Beverages — 1.6%
36,060	Constellation Brands, Inc., Class A (a)	3,540,010
53,221	Dr. Pepper Snapple Group, Inc.	3,814,882

		7,354,892

	Food & Staples Retailing — 2.2%
95,907	Kroger Co. (The)	6,158,188
545,600	Rite Aid Corp. (a)	4,102,912

		10,261,100

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.9%
41,170	Hershey Co. (The)	4,278,798

	Household Products — 0.8%
30,600	Energizer Holdings, Inc.	3,933,936

	Total Consumer Staples	25,828,726

	Energy — 3.8%
	Oil, Gas & Consumable Fuels — 3.8%
92,740	Energen Corp.	5,913,103
37,120	EQT Corp.	2,809,984
88,780	PBF Energy, Inc., Class A	2,365,099
112,670	QEP Resources, Inc.	2,278,187
159,560	Southwestern Energy Co. (a)	4,354,392

	Total Energy	17,720,765

	Financials — 29.5%
	Banks — 6.4%
95,500	Citizens Financial Group, Inc.	2,374,130
44,230	City National Corp.	3,574,226
331,800	Fifth Third Bancorp	6,760,425
55,780	First Republic Bank	2,907,254
109,670	Huntington Bancshares, Inc.	1,153,728
47,160	M&T Bank Corp.	5,924,239
135,310	SunTrust Banks, Inc.	5,669,489
46,100	Zions Bancorporation	1,314,311

		29,677,802

	Capital Markets — 4.6%
46,790	Ameriprise Financial, Inc.	6,187,977
111,180	Invesco Ltd.	4,393,834
49,500	Legg Mason, Inc.	2,641,815
41,200	Northern Trust Corp.	2,776,880
66,220	T. Rowe Price Group, Inc.	5,685,649

		21,686,155

	Consumer Finance — 0.9%
170,690	Ally Financial, Inc. (a)	4,031,698

	Insurance — 8.7%
5,998	Alleghany Corp. (a)	2,780,073
36,450	Chubb Corp. (The)	3,771,482
121,820	Hartford Financial Services Group, Inc. (The)	5,078,676
176,950	Loews Corp.	7,435,439
106,310	Marsh & McLennan Cos., Inc.	6,085,185
178,154	Old Republic International Corp.	2,606,393
73,100	Progressive Corp. (The)	1,972,969
105,730	Unum Group	3,687,862
58,120	W.R. Berkley Corp.	2,979,231
126,290	XL Group plc, (Ireland)	4,340,587

		40,737,897

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 8.5%
78,720	American Campus Communities, Inc.	3,255,859
29,770	AvalonBay Communities, Inc. (m)	4,864,120
18,450	Boston Properties, Inc.	2,374,331
114,890	Brixmor Property Group, Inc.	2,853,868
145,140	General Growth Properties, Inc. (m)	4,082,788
189,160	Kimco Realty Corp. (m)	4,755,482
77,067	Outfront Media, Inc.	2,068,478
91,005	Rayonier, Inc. (m)	2,542,680
49,640	Regency Centers Corp. (m)	3,166,039
46,214	Vornado Realty Trust (m)	5,439,850
124,030	Weyerhaeuser Co. (m)	4,451,437

		39,854,932

	Thrifts & Mortgage Finance — 0.4%
183,950	Hudson City Bancorp, Inc.	1,861,574

	Total Financials	137,850,058

	Health Care — 6.5%
	Health Care Equipment & Supplies — 1.1%
88,990	CareFusion Corp. (a)	5,280,667

	Health Care Providers & Services — 5.4%
60,440	AmerisourceBergen Corp.	5,449,270
109,950	Brookdale Senior Living, Inc. (a)	4,031,866
69,160	Cigna Corp.	7,117,256
20,900	Henry Schein, Inc. (a)	2,845,535
39,650	Humana, Inc.	5,694,930

		25,138,857

	Total Health Care	30,419,524

	Industrials — 9.3%
	Building Products — 0.9%
89,380	Fortune Brands Home & Security, Inc.	4,046,232

	Electrical Equipment — 2.6%
80,380	AMETEK, Inc.	4,230,400
37,280	Hubbell, Inc., Class B	3,982,622
52,460	Regal-Beloit Corp.	3,944,992

		12,158,014

	Industrial Conglomerates — 1.2%
60,120	Carlisle Cos., Inc.	5,425,229

	Machinery — 2.6%
64,910	IDEX Corp.	5,052,594
84,150	Rexnord Corp. (a)	2,373,872
33,320	Snap-on, Inc.	4,556,177

		11,982,643

	Professional Services — 1.2%
69,570	Equifax, Inc.	5,626,126

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.8%
49,170	MSC Industrial Direct Co., Inc., Class A	3,995,062

	Total Industrials	43,233,306

	Information Technology — 8.8%
	Communications Equipment — 0.7%
147,990	CommScope Holding Co., Inc. (a)	3,378,612

	Electronic Equipment, Instruments & Components — 2.5%
89,150	Amphenol Corp., Class A	4,797,161
118,440	Arrow Electronics, Inc. (a)	6,856,492

		11,653,653

	IT Services — 1.5%
107,720	Jack Henry & Associates, Inc.	6,693,721

	Semiconductors & Semiconductor Equipment — 3.0%
102,780	Analog Devices, Inc.	5,706,346
42,930	KLA-Tencor Corp.	3,018,838
119,850	Xilinx, Inc.	5,188,306

		13,913,490

	Software — 1.1%
121,350	Synopsys, Inc. (a)	5,275,084

	Total Information Technology	40,914,560

	Materials — 6.2%
	Chemicals — 3.3%
50,650	Airgas, Inc.	5,833,867
61,116	Albemarle Corp.	3,674,905
14,370	Sherwin-Williams Co. (The)	3,779,885
13,560	Sigma-Aldrich Corp.	1,861,381

		15,150,038

	Containers & Packaging — 2.9%
75,220	Ball Corp.	5,127,748
65,530	Rock-Tenn Co., Class A	3,996,019
82,100	Silgan Holdings, Inc.	4,400,560

		13,524,327

	Total Materials	28,674,365

	Utilities — 9.1%
	Electric Utilities — 2.7%
65,530	Edison International	4,290,905
105,600	Westar Energy, Inc.	4,354,944
114,860	Xcel Energy, Inc.	4,125,771

		12,771,620

	Gas Utilities — 2.0%
43,210	National Fuel Gas Co.	3,004,392
251,490	Questar Corp.	6,357,667

		9,362,059

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Multi-Utilities — 4.4%
173,920	CenterPoint Energy, Inc.	4,074,945
137,700	CMS Energy Corp.	4,785,075
44,950	NiSource, Inc.	1,906,779
53,260	Sempra Energy	5,931,034
70,130	Wisconsin Energy Corp.	3,698,656

		20,396,489

	Total Utilities	42,530,168

	Total Common Stocks (Cost $281,158,620)	448,402,269

Short-term investment — 4.2%
	Investment Company — 4.2%
19,452,067	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $19,452,067)	19,452,067

	Total Investments — 100.3% (Cost $300,610,687)	467,854,336
	Liabilities in Excess of Other Assets — (0.3)%	(1,588,473)

	NET ASSETS — 100.0%	$466,265,863

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$448,402,269
Investments in affiliates, at value	19,452,067

Total investment securities, at value	467,854,336
Receivables:
Portfolio shares sold	549,455
Dividends from non-affiliates	586,001
Dividends from affiliates	495

Total Assets	468,990,287

LIABILITIES:
Payables:
Portfolio shares redeemed	2,380,771
Accrued liabilities:
Investment advisory fees	254,221
Administration fees	32,211
Custodian and accounting fees	17,783
Trustees’ and Chief Compliance Officer’s fees	498
Other	38,940

Total Liabilities	2,724,424

Net Assets	$466,265,863

NET ASSETS :
Paid-in-Capital	$264,897,690
Accumulated undistributed net investment income	4,408,126
Accumulated net realized gains (losses)	29,716,398
Net unrealized appreciation (depreciation)	167,243,649

Total Net Assets	$466,265,863

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value)	40,858,296

Net Asset Value, offering and redemption price per share (a)	$11.41

Cost of investments in non-affiliates	$281,158,620
Cost of investments in affiliates	19,452,067

(a)	Per share amounts may not recalculate due to rounding of net assets and/or share outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,847,933
Dividend income from affiliates	1,950

Total investment income	7,849,883

EXPENSES:
Investment advisory fees	2,806,931
Administration fees	357,310
Custodian and accounting fees	34,101
Professional fees	46,803
Trustees’ and Chief Compliance Officer’s fees	4,433
Printing and mailing costs	44,655
Transfer agent fees	4,976
Other	120,214

Total expenses	3,419,423

Less fees waived	(24,529)

Net expenses	3,394,894

Net investment income (loss)	4,454,989

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	36,999,492
Change in net unrealized appreciation/depreciation of investments in non-affiliates	19,922,426

Net realized/unrealized gains (losses)	56,921,918

Change in net assets resulting from operations	$61,376,907

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,454,989	$3,381,126
Net realized gain (loss)	36,999,492	24,547,256
Change in net unrealized appreciation/depreciation	19,922,426	69,447,842

Change in net assets resulting from operations	61,376,907	97,376,224

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,343,737)	(3,553,610)
From net realized gains	(22,810,374)	(3,818,800)

Total distributions to shareholders	(26,154,111)	(7,372,410)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,260,831	21,383,536

NET ASSETS:
Change in net assets	57,483,627	111,387,350
Beginning of period	408,782,236	297,394,886

End of period	$466,265,863	$408,782,236

Accumulated undistributed net investment income	$4,408,126	$3,349,142

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$88,783,914	$92,390,380
Distributions reinvested	26,154,111	7,372,410
Cost of shares redeemed	(92,677,194)	(78,379,254)

Change in net assets resulting from capital transactions	$22,260,831	$21,383,536

SHARE TRANSACTIONS:
Issued	8,267,766	9,778,101
Reinvested	2,564,129	824,654
Redeemed	(8,631,878)	(8,326,183)

Change in Shares	2,200,017	2,276,572

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

Mid Cap Value Portfolio
Year Ended December 31, 2014	$10.57	$0.11	(d)	$1.41	$1.52	$(0.09)	$(0.59)	$(0.68)
Year Ended December 31, 2013	8.17	0.09		2.51	2.60	(0.10)	(0.10)	(0.20)
Year Ended December 31, 2012	6.86	0.10		1.29	1.39	(0.08)	—	(0.08)
Year Ended December 31, 2011	6.80	0.09		0.06	0.15	(0.09)	—	(0.09)
Year Ended December 31, 2010	5.57	0.09		1.21	1.30	(0.07)	—	(0.07)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.08 and the net investment income (loss) ratio would have been 0.77%.

SEE NOTES TO FINANCIAL STATEMENTS

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.41	15.11%	$466,265,863	0.79%	1.03	%(d)	0.79%	25%
10.57	32.30	408,782,236	0.77	0.95		0.78	26
8.17	20.38	297,394,886	0.78	1.30		0.79	30
6.86	2.16	254,378,785	0.80	1.22		0.80	43
6.80	23.45	257,312,179	0.81	1.36		0.82	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective as of the close of business on May 1, 2013, the Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$467,854,336	$—	$—	$467,854,336

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

There were no transfers among any levels during the year ended December 31, 2014.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$—	$(52,268)	$52,268

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2014, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2014. The contractual expense limitation percentage above is in place until at least April 30, 2015.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and the Administrator waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2014 was $24,529.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2014, the Portfolio incurred $11 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$103,431,764	$108,486,052

During the year ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$302,103,983	$170,046,110	$4,295,757	$165,750,353

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$6,533,385	$19,620,726	$26,154,111

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,553,458	$3,818,952	$7,372,410

As of December 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$6,267,454	$33,389,512	$(4,059,849)	$165,750,353

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2014, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$4,059,849*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2014, the Portfolio utilized pre-enactment capital loss carryforwards in the amount of $1,353,283.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Value Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2015

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	156	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	156	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	156	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	156	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	156	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	156	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	156	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	156	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	156	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	156	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	156	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	156	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	156	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (156 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	21

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,064.40	$4.11	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SEE NOTES TO FINANCIAL STATEMENTS.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that shareholders of the Portfolio effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the second, first and first quintiles for Class 1 shares for the one-,

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the fourth and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	25

TAX LETTER

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 100% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2014.

Long Term Capital Gain

The Portfolio distributed $19,620,726, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2014.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	AN-JPMITMCVP-1214

Annual Report

JPMorgan Insurance Trust

December 31, 2014

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

While the first half of 2014 was generally marked by slow but steady global growth and low volatility in financial markets, the second half displayed a growing divergence between the U.S. economy and the world’s other leading economies. Throughout the twelve months ended December 31, 2014, the global markets were generally supported by accommodative growth policies from major central banks.

“Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns.”

However, as the economic recovery took hold and began to accelerate in the U.S., the Federal Reserve moved toward a more normalized monetary policy, both by ending its quantitative easing program of monthly bond purchases and by indicating that it may raise interest rates in mid 2015. At the same time, the European Central Bank (ECB) and the Bank of Japan took unprecedented steps to shore up flagging growth and stubbornly high unemployment.

The other key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December. This had the effect of transferring billions in wealth from oil exporting nations to consumers in developed-market nations.

During 2014, the U.S. economy grew at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014, and unemployment dropped to 5.6% in December, a level not seen since June 2008. Inflation in the U.S. remained subdued at less than 2.0% during the second half of 2014 amid falling oil prices and a notable absence in meaningful U.S. wage growth.

Against this backdrop, U.S. equity markets were among the best performing asset classes of 2014. The Standard & Poor’s 500 Index (“S&P 500”) posted 53 new closing highs during the year and May through June saw market volatility retreat to lows not consistently seen since 2007. While the latter part of 2014 included the return of market volatility and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to record highs in the final months of 2014.

The S&P 500 broke through the 2,000-point closing level for the first time at the end of October and went on to post new closing highs in the final two weeks of December. Also in late December, the Dow Jones Industrial Average surpassed 18,000 points at closing for the first time amid news that third quarter GDP showed the fastest growth in 11 years. Meanwhile, U.S. Treasury securities turned in their best performance in three years as weaker global growth, increased market volatility and discreet geopolitical risks drove investors toward perceived safe-haven bonds.

Weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate in June to negative 0.1% to encourage banks to extend lending, growth remained tepid and inflation was well below the ECB’s target of just below 2.0%. The inflation rate averaged 0.4% from July to October and then fell to 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession by the fourth quarter of 2014, which was partly attributed to an increase in the national consumption tax earlier in April. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo equity markets to seven-year highs. For the twelve months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -4.5%.

During 2014, China’s economy continued to grow but at a slower pace. At 7.4%, China’s annual GDP growth was the slowest in 24 years and below the government’s target of 7.5%. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed strongly over the twelve months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased foreign access to China’s financial markets by allowing Hong Kong investors to buy shares in Shanghai.

Russia’s economy, already straining under the imposition of Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. For the twelve months ended December 31, 2014, the MSCI Emerging Markets Index returned -1.8%.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

JANUARY 11, 2015 (Unaudited) (continued)

The relative strength of the U.S. economy drove gains in both domestic equity and bond markets during 2014. It also drove the U.S. dollar higher against most other currencies due to investor expectations that interest rates will rise in the U.S. earlier and more rapidly than elsewhere. Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns. The economic and financial market events of 2014 served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	9.59%
Russell 2000 Index	4.89%

Net Assets as of 12/31/2014	$112,776,503

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

U.S. equity markets performed strongly in 2014, amid accommodative central bank policies, falling energy prices in the second half of the year and steady overall improvement in the U.S. economy. While the second half of the year was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index (“S&P 500 Index”) posted 53 new closing highs during the year and broke through the 2,000-point closing level for the first time on October 31, and went on to post new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average surpassed 18,000 points at closing for the first time.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. Within the S&P 500 Index, the utilities and health care sectors were leading performers, while the energy and telecommunication services sectors were the bottom performers. The S&P 500 Index returned 13.69% and the Dow Jones Industrial Average returned 10.04% for 2014. The Russell 2000 Index returned 4.89%, the Russell 2000 Growth Index returned 5.60% and the Russell 2000 Value Index returned 4.22% for 2014.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended December 31, 2014. The Portfolio’s security selection in the pharmaceutical and consumer cyclical sectors was a leading contributor to performance relative to the Benchmark, while security selection in the finance and software & services sectors detracted from relative performance.

Leading contributors to the Portfolio’s relative performance included Skyworks Solutions Inc., Hawaiian Holdings Inc. and Inteliquent Inc. Shares of Skyworks, a producer of radio frequency semiconductors not held in the Benchmark, rose on increased demand for its products from smartphone makers, particularly Apple Inc. Shares of Hawaiian Holdings, owner/operator of Hawaiian Airlines, strengthened on expectations that lower fuel prices will bolster earnings. Shares of Inteliquent, a provider of voice interconnection technology to the telecommunications sector, rose on improved market share and the company’s forecast for higher revenue and cash flow.

Leading individual detractors from relative performance included Ocwen Financial Corp., Barrett Business Services Inc. and Medicines Co. Shares of Ocwen, a mortgage loan servicing and origination company not held in the Benchmark, fell amid the ouster of the company’s influential chairman in a $150 million settlement with the New York State Department of Finance following an investigation of foreclosure and accounting practices. Shares of Medicines, a pharmaceutical company focused on serving the hospital market, sank after a U.S. Food and Drug Administration panel voted against approval of the company’s blood clot preventer. Shares of Barrett, a staffing and management consulting company, fell after it issued a disappointing earnings forecast.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	3

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Office Depot, Inc.	1.3%
2.	Dynegy, Inc.	1.2
3.	NuVasive, Inc.	1.1
4.	Unisys Corp.	1.1
5.	Hawaiian Holdings, Inc.	1.1
6.	Deluxe Corp.	1.0
7.	Sanmina Corp.	1.0
8.	Inteliquent, Inc.	0.9
9.	Skyworks Solutions, Inc.	0.9
10.	Take-Two Interactive Software, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.4%
Information Technology	17.0
Industrials	14.8
Health Care	14.0
Consumer Discretionary	12.8
Consumer Staples	4.1
Energy	3.9
Materials	3.3
Utilities	3.3
Telecommunication Services	1.4
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	9.59%	17.72%	7.77%
CLASS 2 SHARES	April 24, 2009	9.34	17.43	7.62

TEN YEAR PERFORMANCE (12/31/04 to 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the

Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 12.9%
	Auto Components — 1.4%
22,500	Cooper Tire & Rubber Co.	779,625
8,000	Stoneridge, Inc. (a)	102,880
27,400	Tower International, Inc. (a)	700,070

		1,582,575

	Distributors — 0.3%
5,600	Core-Mark Holding Co., Inc.	346,808
1,360	VOXX International Corp. (a)	11,914

		358,722

	Diversified Consumer Services — 0.5%
1,300	Capella Education Co.	100,048
15,800	Chegg, Inc. (a)	109,178
18,100	LifeLock, Inc. (a)	335,031

		544,257

	Hotels, Restaurants & Leisure — 1.4%
11,000	Bloomin’ Brands, Inc. (a)	272,360
4,500	Dave & Buster’s Entertainment, Inc. (a)	122,850
8,600	Jack in the Box, Inc.	687,656
25,468	Ruth’s Hospitality Group, Inc.	382,020
5,100	Sonic Corp.	138,873

		1,603,759

	Household Durables — 1.8%
13,500	Helen of Troy Ltd., (Bermuda) (a)	878,310
4,183	Jarden Corp. (a)	200,282
9,800	KB Home	162,190
2,000	Libbey, Inc. (a)	62,880
3,000	Lifetime Brands, Inc.	51,600
1,400	NACCO Industries, Inc., Class A	83,104
20,000	Skullcandy, Inc. (a)	183,800
5,100	Universal Electronics, Inc. (a)	331,653

		1,953,819

	Internet & Catalog Retail — 0.4%
2,200	Coupons.com, Inc. (a)	39,050
7,000	Lands’ End, Inc. (a)	377,720
2,000	Wayfair, Inc., Class A (a)	39,700

		456,470

	Leisure Products — 0.0% (g)
2,000	Nautilus, Inc. (a)	30,360

	Media — 1.7%
2,200	AMC Entertainment Holdings, Inc., Class A	57,596
20,500	Dex Media, Inc. (a)	183,885
34,700	E.W. Scripps Co. (The), Class A (a)	775,545

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
4,800	Entercom Communications Corp., Class A (a)	58,368
12,300	Journal Communications, Inc., Class A (a)	140,589
1,800	Live Nation Entertainment, Inc. (a)	46,998
6,600	Nexstar Broadcasting Group, Inc., Class A	341,814
11,300	Sinclair Broadcast Group, Inc., Class A	309,168

		1,913,963

	Multiline Retail — 0.4%
3,700	Dillard’s, Inc., Class A	463,166

	Specialty Retail — 4.1%
20,600	Barnes & Noble, Inc. (a)	478,332
900	Boot Barn Holdings, Inc. (a)	16,380
15,200	Brown Shoe Co., Inc.	488,680
9,800	Cato Corp. (The), Class A	413,364
1,300	Children’s Place, Inc. (The)	74,100
6,600	Citi Trends, Inc. (a)	166,650
29,300	Express, Inc. (a)	430,417
11,000	Lithia Motors, Inc., Class A	953,590
165,645	Office Depot, Inc. (a)	1,420,406
2,000	Outerwall, Inc. (a)	150,440
3,400	Systemax, Inc. (a)	45,900

		4,638,259

	Textiles, Apparel & Luxury Goods — 0.9%
4,200	G-III Apparel Group Ltd. (a)	424,242
17,700	Iconix Brand Group, Inc. (a)	598,083

		1,022,325

	Total Consumer Discretionary	14,567,675

	Consumer Staples — 4.2%
	Food & Staples Retailing — 2.1%
7,150	Andersons, Inc. (The)	379,951
103,800	Rite Aid Corp. (a)	780,576
10,800	Smart & Final Stores, Inc. (a)	169,884
27,380	SpartanNash Co.	715,713
27,800	SUPERVALU, Inc. (a)	269,660

		2,315,784

	Food Products — 1.7%
33,300	Chiquita Brands International, Inc. (a)	481,518
3,100	Freshpet, Inc. (a)	52,886
28,700	Pilgrim’s Pride Corp. (a)	941,073
7,500	Pinnacle Foods, Inc.	264,750
2,400	Sanderson Farms, Inc.	201,660

		1,941,887

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Personal Products — 0.4%
3,900	Revlon, Inc., Class A (a)	133,224
3,100	USANA Health Sciences, Inc. (a)	318,029

		451,253

	Total Consumer Staples	4,708,924

	Energy — 4.0%
	Energy Equipment & Services — 1.1%
3,800	Basic Energy Services, Inc. (a)	26,638
8,100	C&J Energy Services, Inc. (a)	107,001
4,600	Dawson Geophysical Co.	56,258
7,000	FMSA Holdings, Inc. (a)	48,440
8,800	Forum Energy Technologies, Inc. (a)	182,424
9,000	Helix Energy Solutions Group, Inc. (a)	195,300
9,800	Matrix Service Co. (a)	218,736
2,400	Pioneer Energy Services Corp. (a)	13,296
9,412	Superior Energy Services, Inc.	189,652
17,400	Tesco Corp.	223,068

		1,260,813

	Oil, Gas & Consumable Fuels — 2.9%
76,600	Abraxas Petroleum Corp. (a)	225,204
10,100	Carrizo Oil & Gas, Inc. (a)	420,160
9,200	Delek U.S. Holdings, Inc.	250,976
4,295	Energy XXI Ltd.	14,002
22,600	Green Plains, Inc.	560,028
6,800	Jones Energy, Inc., Class A (a)	77,588
23,300	Pacific Ethanol, Inc. (a)	240,689
28,700	Renewable Energy Group, Inc. (a)	278,677
900	REX American Resources Corp. (a)	55,773
1,400	SemGroup Corp., Class A	95,746
6,900	Stone Energy Corp. (a)	116,472
2,700	TransAtlantic Petroleum Ltd. (a)	14,553
24,800	VAALCO Energy, Inc. (a)	113,088
158,700	Warren Resources, Inc. (a)	255,507
9,800	Western Refining, Inc.	370,244
2,100	World Fuel Services Corp.	98,553

		3,187,260

	Total Energy	4,448,073

	Financials — 22.5%
	Banks — 8.1%
2,600	Banco Latinoamericano de Comercio
	Exterior S.A., (Panama), Class E	78,260
9,800	BBCN Bancorp, Inc.	140,924
2,200	BNC Bancorp	37,862
1,000	Bridge Bancorp, Inc.	26,750

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
5,700	Cathay General Bancorp	145,863
1,800	Citizens & Northern Corp.	37,206
1,264	Community Trust Bancorp, Inc.	46,275
1,200	ConnectOne Bancorp, Inc.	22,800
13,480	Customers Bancorp, Inc. (a)	262,321
23,355	East West Bancorp, Inc.	904,072
2,444	Fidelity Southern Corp.	39,373
3,500	Financial Institutions, Inc.	88,025
44,800	First BanCorp, (Puerto Rico) (a)	262,976
1,200	First Business Financial Services, Inc.	57,492
16,600	First Commonwealth Financial Corp.	153,052
4,200	First Community Bancshares, Inc.	69,174
3,900	First Financial Bancorp	72,501
3,300	First Merchants Corp.	75,075
6,700	First NBC Bank Holding Co. (a)	235,840
24,757	FirstMerit Corp.	467,660
24,125	Hanmi Financial Corp.	526,166
9,800	Hilltop Holdings, Inc. (a)	195,510
96,000	Huntington Bancshares, Inc.	1,009,920
875	Iberiabank Corp.	56,744
3,100	MainSource Financial Group, Inc.	64,852
700	National Bankshares, Inc.	21,273
2,171	NBT Bancorp, Inc.	57,032
17,700	PacWest Bancorp	804,642
7,100	Pinnacle Financial Partners, Inc.	280,734
28,900	Popular, Inc., (Puerto Rico) (a)	984,045
5,600	Preferred Bank	156,184
3,700	PrivateBancorp, Inc.	123,580
1,100	Prosperity Bancshares, Inc.	60,896
4,150	Sierra Bancorp	72,874
10,535	Southwest Bancorp, Inc.	182,887
8,300	State Bank Financial Corp.	165,834
10,000	Susquehanna Bancshares, Inc.	134,300
1,100	SVB Financial Group (a)	127,677
6,800	TriCo Bancshares	167,960
10,800	TriState Capital Holdings, Inc. (a)	110,592
2,000	WesBanco, Inc.	69,600
3,100	West Bancorporation, Inc.	52,762
47,400	Wilshire Bancorp, Inc.	480,162
1,400	Yadkin Financial Corp. (a)	27,510

		9,157,237

	Capital Markets — 1.2%
2,500	Arlington Asset Investment Corp., Class A	66,525
44,700	BGC Partners, Inc., Class A	409,005
16,400	Cowen Group, Inc., Class A (a)	78,720
22,600	Investment Technology Group, Inc. (a)	470,532

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — continued
11,900	Manning & Napier, Inc.	164,458
800	Oppenheimer Holdings, Inc., Class A	18,600
2,900	Piper Jaffray Cos. (a)	168,461

		1,376,301

	Consumer Finance — 1.6%
12,500	Cash America International, Inc.	282,750
6,900	Encore Capital Group, Inc. (a)	306,360
11,437	Enova International, Inc. (a)	254,588
41,700	Green Dot Corp., Class A (a)	854,433
2,500	Nelnet, Inc., Class A	115,825

		1,813,956

	Insurance — 2.6%
29,000	American Equity Investment Life Holding Co.	846,510
5,325	Aspen Insurance Holdings Ltd., (Bermuda)	233,075
8,200	Atlas Financial Holdings, Inc. (a)	133,824
36,500	CNO Financial Group, Inc.	628,530
1,900	Crawford & Co., Class B	19,532
4,500	HCI Group, Inc.	194,580
1,300	Horace Mann Educators Corp.	43,134
20,200	Maiden Holdings Ltd., (Bermuda)	258,358
1,000	Montpelier Re Holdings Ltd., (Bermuda)	35,820
2,600	Selective Insurance Group, Inc.	70,642
6,800	Stewart Information Services Corp.	251,872
4,800	Symetra Financial Corp.	110,640
2,900	United Fire Group, Inc.	86,217
906	Validus Holdings Ltd., (Bermuda)	37,653

		2,950,387

	Real Estate Investment Trusts (REITs) — 8.4%
800	Agree Realty Corp.	24,872
3,283	American Campus Communities, Inc.	135,785
69,200	Anworth Mortgage Asset Corp.	363,300
3,080	Ashford Hospitality Prime, Inc.	52,853
72,200	Ashford Hospitality Trust, Inc.	756,656
50,700	Capstead Mortgage Corp.	622,596
20,900	Chambers Street Properties	168,454
6,600	Chatham Lodging Trust	191,202
5,700	Chesapeake Lodging Trust	212,097
8,500	CoreSite Realty Corp.	331,925
18,900	Cousins Properties, Inc.	215,838
5,343	DCT Industrial Trust, Inc.	190,531
7,000	DDR Corp.	128,520
11,800	DiamondRock Hospitality Co.	175,466
2,300	EastGroup Properties, Inc.	145,636
5,733	Education Realty Trust, Inc.	209,770
31,000	First Industrial Realty Trust, Inc.	637,360

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
2,300	Franklin Street Properties Corp.	28,221
14,600	Geo Group, Inc. (The)	589,256
6,400	Glimcher Realty Trust	87,936
3,900	Government Properties Income Trust	89,739
1,150	Home Properties, Inc.	75,440
4,600	LaSalle Hotel Properties	186,162
2,900	LTC Properties, Inc.	125,193
895	Mid-America Apartment Communities, Inc.	66,839
2,400	Parkway Properties, Inc.	44,136
5,700	Pebblebrook Hotel Trust	260,091
12,025	Pennsylvania Real Estate Investment Trust	282,107
14,200	PennyMac Mortgage Investment Trust	299,478
15,600	Potlatch Corp.	653,172
2,975	PS Business Parks, Inc.	236,631
12,000	RAIT Financial Trust	92,040
2,100	Ramco-Gershenson Properties Trust	39,354
14,800	Redwood Trust, Inc.	291,560
15,300	RLJ Lodging Trust	513,009
4,078	Silver Bay Realty Trust Corp.	67,532
22,800	Strategic Hotels & Resorts, Inc. (a)	301,644
5,100	Summit Hotel Properties, Inc.	63,444
1,000	Sun Communities, Inc.	60,460
26,200	Sunstone Hotel Investors, Inc.	432,562
4,300	UMH Properties, Inc.	41,065

		9,489,932

	Thrifts & Mortgage Finance — 0.6%
1,700	BofI Holding, Inc. (a)	132,277
14,600	Flagstar Bancorp, Inc. (a)	229,658
4,400	HomeStreet, Inc.	76,604
1,300	PennyMac Financial Services, Inc., Class A (a)	22,490
6,200	Walker & Dunlop, Inc. (a)	108,748
1,300	Washington Federal, Inc.	28,795

		598,572

	Total Financials	25,386,385

	Health Care — 14.1%
	Biotechnology — 6.3%
3,400	Acceleron Pharma, Inc. (a)	132,464
22,300	Achillion Pharmaceuticals, Inc. (a)	273,175
900	Adamas Pharmaceuticals, Inc. (a)	15,633
500	Agios Pharmaceuticals, Inc. (a)	56,020
2,900	Alnylam Pharmaceuticals, Inc. (a)	281,300
5,000	Applied Genetic Technologies Corp. (a)	105,100
3,900	Ardelyx, Inc. (a)	73,671
29,100	ARIAD Pharmaceuticals, Inc. (a)	199,917
6,400	Atara Biotherapeutics, Inc. (a)	171,200

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
7,600	Auspex Pharmaceuticals, Inc. (a)	398,848
1,200	Avalanche Biotechnologies, Inc. (a)	64,800
5,500	Bellicum Pharmaceuticals, Inc. (a)	126,720
5,500	Bluebird Bio, Inc. (a)	504,460
5,700	Calithera Biosciences, Inc. (a)	115,140
4,500	Cara Therapeutics, Inc. (a)	44,865
12,300	Celladon Corp. (a)	240,219
20,400	Celldex Therapeutics, Inc. (a)	372,300
1,500	Clovis Oncology, Inc. (a)	84,000
9,400	Dicerna Pharmaceuticals, Inc. (a)	154,818
14,288	Eleven Biotherapeutics, Inc. (a)	169,741
3,800	FibroGen, Inc. (a)	103,892
2,300	Immune Design Corp. (a)	70,794
11,800	Insmed, Inc. (a)	182,546
400	Intercept Pharmaceuticals, Inc. (a)	62,400
3,400	Isis Pharmaceuticals, Inc. (a)	209,916
1,000	Karyopharm Therapeutics, Inc. (a)	37,430
12,900	Kindred Biosciences, Inc. (a)	96,105
10,300	Kite Pharma, Inc. (a)	594,001
2,400	MacroGenics, Inc. (a)	84,168
5,400	NPS Pharmaceuticals, Inc. (a)	193,158
48,100	Oncothyreon, Inc. (a)	91,390
1,000	Ophthotech Corp. (a)	44,870
34,000	PDL BioPharma, Inc.	262,140
3,800	Receptos, Inc. (a)	465,538
900	Sage Therapeutics, Inc. (a)	32,940
4,700	Synageva BioPharma Corp. (a)	436,113
48,800	Threshold Pharmaceuticals, Inc. (a)	155,184
7,400	Tokai Pharmaceuticals, Inc. (a)	109,076
3,500	Ultragenyx Pharmaceutical, Inc. (a)	153,580
7,400	Vitae Pharmaceuticals, Inc. (a)	123,136
1,600	Zafgen, Inc. (a)	49,344

		7,142,112

	Health Care Equipment & Supplies — 3.3%
20,300	Greatbatch, Inc. (a)	1,000,790
11,900	Inogen, Inc. (a)	373,303
10,000	Insulet Corp. (a)	460,600
3,300	K2M Group Holdings, Inc. (a)	68,871
4,900	Nevro Corp. (a)	189,483
26,600	NuVasive, Inc. (a)	1,254,456
7,700	Orthofix International N.V., (Curacao) (a)	231,462
957	PhotoMedex, Inc. (a)	1,464
4,400	Roka Bioscience, Inc. (a)	19,404
2,200	Sientra, Inc. (a)	36,938

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
7,900	TransEnterix, Inc. (a)	22,989
4,600	TriVascular Technologies, Inc. (a)	57,822

		3,717,582

	Health Care Providers & Services — 2.9%
9,913	Amsurg Corp. (a)	542,539
12,900	Civitas Solutions, Inc. (a)	219,687
53,000	Cross Country Healthcare, Inc. (a)	661,440
1,400	HealthEquity, Inc. (a)	35,630
8,600	Kindred Healthcare, Inc.	156,348
12,800	Molina Healthcare, Inc. (a)	685,184
7,300	Owens & Minor, Inc.	256,303
7,200	Select Medical Holdings Corp.	103,680
3,300	Surgical Care Affiliates, Inc. (a)	111,045
4,800	Trupanion, Inc. (a)	33,264
5,400	WellCare Health Plans, Inc. (a)	443,124

		3,248,244

	Health Care Technology — 0.1%
2,400	Castlight Health, Inc., Class B (a)	28,080
3,500	Connecture, Inc. (a)	31,535

		59,615

	Life Sciences Tools & Services — 0.2%
1,700	INC Research Holdings, Inc., Class A (a)	43,673
5,000	PRA Health Sciences, Inc. (a)	121,100
4,000	VWR Corp. (a)	103,480

		268,253

	Pharmaceuticals — 1.3%
9,800	Amphastar Pharmaceuticals, Inc. (a)	113,778
7,000	Catalent, Inc. (a)	195,160
10,700	Egalet Corp. (a)	60,883
2,600	Furiex Pharmaceuticals, Inc. (a)(i)	25,402
12,800	Impax Laboratories, Inc. (a)	405,504
800	Jazz Pharmaceuticals plc, (Ireland) (a)	130,984
4,600	Lannett Co., Inc. (a)	197,248
8,000	Medicines Co. (The) (a)	221,360
5,100	Revance Therapeutics, Inc. (a)	86,394
1,100	ZS Pharma, Inc. (a)	45,727

		1,482,440

	Total Health Care	15,918,246

	Industrials — 14.9%
	Aerospace & Defense — 1.3%
11,800	AAR Corp.	327,804
900	Curtiss-Wright Corp.	63,531
20,700	Engility Holdings, Inc. (a)	885,960

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Aerospace & Defense — continued
1,287	Esterline Technologies Corp. (a)	141,158
400	Triumph Group, Inc.	26,888

		1,445,341

	Air Freight & Logistics — 0.3%
2,900	Atlas Air Worldwide Holdings, Inc. (a)	142,970
2,700	Park-Ohio Holdings Corp.	170,181

		313,151

	Airlines — 1.8%
9,900	Alaska Air Group, Inc.	591,624
47,000	Hawaiian Holdings, Inc. (a)	1,224,350
4,000	Virgin America, Inc. (a)	173,000

		1,988,974

	Building Products — 0.6%
15,400	American Woodmark Corp. (a)	622,776
6,775	Gibraltar Industries, Inc. (a)	110,162

		732,938

	Commercial Services & Supplies — 4.3%
24,400	ABM Industries, Inc.	699,060
103,700	ACCO Brands Corp. (a)	934,337
12,200	ARC Document Solutions, Inc. (a)	124,684
9,300	Brady Corp., Class A	254,262
1,800	Ceco Environmental Corp.	27,972
62,800	Cenveo, Inc. (a)	131,880
18,550	Deluxe Corp.	1,154,737
1,900	Herman Miller, Inc.	55,917
29,500	Kimball International, Inc., Class B	269,040
8,600	Knoll, Inc.	182,062
5,600	Matthews International Corp., Class A	272,552
1,900	Quad/Graphics, Inc.	43,624
21,400	Steelcase, Inc., Class A	384,130
900	UniFirst Corp.	109,305
3,000	United Stationers, Inc.	126,480
2,800	Viad Corp.	74,648

		4,844,690

	Construction & Engineering — 0.9%
10,500	Argan, Inc.	353,220
7,975	EMCOR Group, Inc.	354,808
11,318	Tutor Perini Corp. (a)	272,424

		980,452

	Electrical Equipment — 0.4%
5,200	EnerSys	320,944
2,400	Regal-Beloit Corp.	180,480

		501,424

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.8%
4,200	Barnes Group, Inc.	155,442
3,500	Columbus McKinnon Corp.	98,140
11,400	Federal Signal Corp.	176,016
8,500	Global Brass & Copper Holdings, Inc.	111,860
6,400	Greenbrier Cos., Inc. (The)	343,872
2,800	Hyster-Yale Materials Handling, Inc.	204,960
5,400	Kadant, Inc.	230,526
3,900	LB Foster Co., Class A	189,423
32,100	Meritor, Inc. (a)	486,315
6,000	NN, Inc.	123,360
700	Standex International Corp.	54,082
7,000	TriMas Corp. (a)	219,030
13,300	Wabash National Corp. (a)	164,388
6,400	Wabtec Corp.	556,096
900	Watts Water Technologies, Inc., Class A	57,096

		3,170,606

	Marine — 0.0% (g)
1,100	Matson, Inc.	37,972

	Professional Services — 0.8%
11,800	Barrett Business Services, Inc.	323,320
2,600	Heidrick & Struggles International, Inc.	59,930
1,400	Kelly Services, Inc., Class A	23,828
2,900	Paylocity Holding Corp. (a)	75,719
5,600	RPX Corp. (a)	77,168
2,200	TriNet Group, Inc. (a)	68,816
4,800	TrueBlue, Inc. (a)	106,800
1,700	VSE Corp.	112,030

		847,611

	Road & Rail — 1.4%
400	AMERCO	113,704
18,500	ArcBest Corp.	857,845
1,800	Avis Budget Group, Inc. (a)	119,394
1,600	Quality Distribution, Inc. (a)	17,024
2,750	Saia, Inc. (a)	152,240
11,100	Swift Transportation Co. (a)	317,793
1,900	Universal Truckload Services, Inc.	54,169

		1,632,169

	Trading Companies & Distributors — 0.3%
5,675	Applied Industrial Technologies, Inc.	258,723
6,200	General Finance Corp. (a)	61,132

		319,855

	Total Industrials	16,815,183

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Information Technology — 17.1%
	Communications Equipment — 1.1%
1,600	Arista Networks, Inc. (a)	97,216
28,582	ARRIS Group, Inc. (a)	862,891
20,000	Extreme Networks, Inc. (a)	70,600
15,300	Polycom, Inc. (a)	206,550

		1,237,257

	Electronic Equipment, Instruments & Components — 2.3%
24,400	Benchmark Electronics, Inc. (a)	620,736
10,200	Insight Enterprises, Inc. (a)	264,078
22,125	Kimball Electronics, Inc. (a)	265,943
1,800	Littelfuse, Inc.	174,006
8,100	Newport Corp. (a)	154,791
46,100	Sanmina Corp. (a)	1,084,733

		2,564,287

	Internet Software & Services — 2.1%
26,300	Aerohive Networks, Inc. (a)	126,240
2,100	Amber Road, Inc. (a)	21,462
18,000	Carbonite, Inc. (a)	256,860
10,700	Cornerstone OnDemand, Inc. (a)	376,640
802	Five9, Inc. (a)	3,593
7,800	Hortonworks, Inc. (a)	210,600
4,800	Intralinks Holdings, Inc. (a)	57,120
1,900	New Relic, Inc. (a)	66,196
2,200	Q2 Holdings, Inc. (a)	41,448
20,544	WebMD Health Corp. (a)	812,515
7,100	Yelp, Inc. (a)	388,583

		2,361,257

	IT Services — 2.4%
8,825	CSG Systems International, Inc.	221,243
1,700	EVERTEC, Inc., (Puerto Rico)	37,621
51,000	Global Cash Access Holdings, Inc. (a)	364,650
5,000	Heartland Payment Systems, Inc.	269,750
8,200	Science Applications International Corp.	406,146
42,200	Unisys Corp. (a)	1,244,056
5,102	VeriFone Systems, Inc. (a)	189,794

		2,733,260

	Semiconductors & Semiconductor Equipment — 4.6%
5,550	Alpha & Omega Semiconductor Ltd. (a)	49,117
17,875	Amkor Technology, Inc. (a)	126,912
70,499	Audience, Inc. (a)	310,196
5,000	Brooks Automation, Inc.	63,750
10,400	First Solar, Inc. (a)	463,788
10,900	Integrated Silicon Solution, Inc.	180,613

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
9,000	Lattice Semiconductor Corp. (a)	62,010
3,300	Nanometrics, Inc. (a)	55,506
11,900	OmniVision Technologies, Inc. (a)	309,400
8,000	Pericom Semiconductor Corp. (a)	108,320
4,522	Photronics, Inc. (a)	37,578
22,000	Silicon Image, Inc. (a)	121,440
14,200	Skyworks Solutions, Inc.	1,032,482
28,700	Spansion, Inc., Class A (a)	982,114
17,900	SunEdison, Inc. (a)	349,229
5,300	Synaptics, Inc. (a)	364,852
56,400	Ultra Clean Holdings, Inc. (a)	523,392

		5,140,699

	Software — 4.4%
1,306	Aspen Technology, Inc. (a)	45,736
43,500	AVG Technologies N.V., (Netherlands) (a)	858,690
1,800	FireEye, Inc. (a)	56,844
2,500	Globant S.A., (Luxembourg) (a)	39,050
4,400	HubSpot, Inc. (a)	147,884
1,200	Manhattan Associates, Inc. (a)	48,864
5,500	Model N, Inc. (a)	58,410
37,700	Pegasystems, Inc.	783,029
6,440	PTC, Inc. (a)	236,026
14,200	Qlik Technologies, Inc. (a)	438,638
1,200	Rovi Corp. (a)	27,108
36,200	Take-Two Interactive Software, Inc. (a)	1,014,686
45,700	TeleCommunication Systems, Inc., Class A (a)	142,584
7,400	Telenav, Inc. (a)	49,358
7,611	Varonis Systems, Inc. (a)	249,869
9,800	Verint Systems, Inc. (a)	571,144
2,200	Yodlee, Inc. (a)	26,840
9,300	Zendesk, Inc. (a)	226,641

		5,021,401

	Technology Hardware, Storage & Peripherals — 0.2%
9,200	Avid Technology, Inc. (a)	130,732
2,800	Super Micro Computer, Inc. (a)	97,664

		228,396

	Total Information Technology	19,286,557

	Materials — 3.3%
	Chemicals — 1.4%
10,100	A Schulman, Inc.	409,353
7,200	Axiall Corp.	305,784
700	FutureFuel Corp.	9,114
800	Innospec, Inc.	34,160
5,600	Koppers Holdings, Inc.	145,488

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Chemicals — continued
14,600	Kronos Worldwide, Inc.	190,092
6,500	Minerals Technologies, Inc.	451,425
10,300	OMNOVA Solutions, Inc. (a)	83,842

		1,629,258

	Containers & Packaging — 1.0%
34,700	Graphic Packaging Holding Co. (a)	472,614
10,250	Rock-Tenn Co., Class A	625,045

		1,097,659

	Metals & Mining — 0.6%
22,600	Commercial Metals Co.	368,154
11,000	Worthington Industries, Inc.	330,990

		699,144

	Paper & Forest Products — 0.3%
4,700	Boise Cascade Co. (a)	174,605
8,100	Resolute Forest Products, Inc., (Canada) (a)	142,641

		317,246

	Total Materials	3,743,307

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
5,300	IDT Corp., Class B	107,643
52,800	Inteliquent, Inc.	1,036,464
18,796	magicJack VocalTec Ltd., (Israel) (a)	152,624
14,300	Premiere Global Services, Inc. (a)	151,866

		1,448,597

	Wireless Telecommunication Services — 0.1%
8,200	RingCentral, Inc., Class A (a)	122,344

	Total Telecommunication Services	1,570,941

	Utilities — 3.3%
	Electric Utilities — 1.4%
1,025	El Paso Electric Co.	41,061
3,000	Empire District Electric Co. (The)	89,220
4,800	IDACORP, Inc.	317,712
2,550	MGE Energy, Inc.	116,306
23,275	Portland General Electric Co.	880,493
1,200	Spark Energy, Inc., Class A	16,908
1,700	Westar Energy, Inc.	70,108

		1,531,808

	Gas Utilities — 0.7%
319	AGL Resources, Inc.	17,389
1,200	Chesapeake Utilities Corp.	59,592
2,800	Laclede Group, Inc. (The)	148,960

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — continued
4,800	New Jersey Resources Corp.	293,760
1,300	Northwest Natural Gas Co.	64,870
2,300	Southwest Gas Corp.	142,163
1,500	WGL Holdings, Inc.	81,930

		808,664

	Independent Power & Renewable Electricity Producers — 1.2%
43,900	Dynegy, Inc. (a)	1,332,365
4,700	Vivint Solar, Inc. (a)	43,334

		1,375,699

	Total Utilities	3,716,171

	Total Common Stocks (Cost $78,372,074)	110,161,462

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
355	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a)(i) (Cost $—)	—

SHARES
Short-Term Investment — 3.0%
	Investment Company — 3.0%
3,360,170	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $3,360,170)	3,360,170

	Total Investments — 100.7% (Cost $81,732,244)	113,521,632

	Liabilities in Excess of Other Assets — (0.7)% (c)	(745,129)

	NET ASSETS — 100.0%	$112,776,503

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
24	E-mini Russell 2000	03/20/15	$2,881,680	$57,987

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$110,161,462
Investments in affiliates, at value	3,360,170

Total investment securities, at value	113,521,632
Deposits at broker for futures contracts	230,000
Receivables:
Investment securities sold	338,468
Portfolio shares sold	187,878
Interest and dividends from non-affiliates	127,204
Dividends from affiliates	72

Total Assets	114,405,254

LIABILITIES:
Payables:
Investment securities purchased	908,518
Portfolio shares redeemed	570,070
Variation margin on futures contracts	25,224
Accrued liabilities:
Investment advisory fees	59,998
Administration fees	7,614
Distribution fees	332
Custodian and accounting fees	17,036
Trustees’ and Chief Compliance Officer’s fees	5
Other	39,954

Total Liabilities	1,628,751

Net Assets	$112,776,503

NET ASSETS :
Paid-in-Capital	$69,091,497
Accumulated undistributed net investment income	267,080
Accumulated net realized gains (losses)	11,570,551
Net unrealized appreciation (depreciation)	31,847,375

Total Net Assets	$112,776,503

Net Assets:
Class 1	$111,175,638
Class 2	1,600,865

Total	$112,776,503

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	4,620,000
Class 2	66,969
Net Asset Value, offering and redemption price per share (a):
Class 1	$24.06
Class 2	23.90
Cost of investments in non-affiliates	$78,372,074
Cost of investments in affiliates	3,360,170

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,122,021
Dividend income from affiliates	351
Interest income from non-affiliates	278

Total investment income	1,122,650

EXPENSES:
Investment advisory fees	685,445
Administration fees	87,267
Distribution fees – Class 2	4,597
Custodian and accounting fees	34,924
Professional fees	42,747
Trustees’ and Chief Compliance Officer’s fees	1,011
Printing and mailing costs	30,796
Transfer agent fees	7,899
Other	32,433

Total expenses	927,119

Less fees waived	(4,631)

Net expenses	922,488

Net investment income (loss)	200,162

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,911,407
Futures	65,744

Net realized gains (losses)	12,977,151

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(3,319,456)
Futures	(78,609)

Change in net unrealized appreciation/depreciation	(3,398,065)

Net realized/unrealized gains (losses)	9,579,086

Change in net assets resulting from operations	$9,779,248

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$200,162	$200,590
Net realized gain (loss)	12,977,151	11,512,746
Change in net unrealized appreciation/depreciation	(3,398,065)	18,804,459

Change in net assets resulting from operations	9,779,248	30,517,795

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(147,690)	(465,407)
From net realized gains	(8,459,332)	—
Class 2
From net investment income	—	(8,021)
From net realized gains	(167,241)	—

Total distributions to shareholders	(8,774,263)	(473,428)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,387,478	8,630,419

NET ASSETS:
Change in net assets	5,392,463	38,674,786
Beginning of period	107,384,040	68,709,254

End of period	$112,776,503	$107,384,040

Accumulated undistributed net investment income	$267,080	$214,690

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$29,393,735	$33,235,115
Distributions reinvested	8,607,022	465,407
Cost of shares redeemed	(33,098,168)	(24,490,483)

Change in net assets resulting from Class 1 capital transactions	$4,902,589	$9,210,039

Class 2
Proceeds from shares issued	$96,693	$114,156
Distributions reinvested	167,241	8,021
Cost of shares redeemed	(779,045)	(701,797)

Change in net assets resulting from Class 2 capital transactions	$(515,111)	$(579,620)

Total change in net assets resulting from capital transactions	$4,387,478	$8,630,419

SHARE TRANSACTIONS:
Class 1
Issued	1,267,829	1,627,113
Reinvested	407,723	25,009
Redeemed	(1,434,795)	(1,202,427)

Change in Class 1 Shares	240,757	449,695

Class 2
Issued	4,210	5,488
Reinvested	7,964	432
Redeemed	(35,327)	(33,532)

Change in Class 2 Shares	(23,153)	(27,612)

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

Small Cap Core Portfolio
Class 1
Year Ended December 31, 2014	$24.03	$0.04	(d)(e)	$1.98	$2.02	$(0.03)	$(1.96)	$(1.99)
Year Ended December 31, 2013	16.98	0.05	(d)(f)	7.11	7.16	(0.11)	—	(0.11)
Year Ended December 31, 2012	14.22	0.13	(g)	2.66	2.79	(0.03)	—	(0.03)
Year Ended December 31, 2011	14.95	0.04		(0.75)	(0.71)	(0.02)	—	(0.02)
Year Ended December 31, 2010	11.76	0.02		3.17	3.19	—	—	—

Class 2
Year Ended December 31, 2014	23.91	(0.02	)(d)(e)	1.97	1.95	—	(1.96)	(1.96)
Year Ended December 31, 2013	16.90	(0.01	)(d)(f)	7.09	7.08	(0.07)	—	(0.07)
Year Ended December 31, 2012	14.16	0.09	(g)	2.65	2.74	—	—	—
Year Ended December 31, 2011	14.91	—	(h)	(0.75)	(0.75)	—	—	—
Year Ended December 31, 2010	11.76	(0.01)		3.16	3.15	—	—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.03 and $(0.03) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.14% and (0.14)% for Class 1 and Class 2 Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.01 and $(0.05) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.03% and (0.24)% for Class 1 and Class 2 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.04 and less than $0.01 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.28% and 0.02% for Class 1 and Class 2 Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.06	9.59%	$111,175,638	0.87%	0.19	%(e)	0.87%	54%
24.03	42.38	105,229,638	0.90	0.24	(f)	0.91	56
16.98	19.66	66,719,964	0.94	0.80	(g)	0.94	44
14.22	(4.77)	58,405,012	0.95	0.23		0.95	46
14.95	27.13	70,355,671	0.99	0.13		1.04	45

23.90	9.30	1,600,865	1.12	(0.09	)(e)	1.13	54
23.91	42.02	2,154,402	1.16	(0.03	)(f)	1.16	56
16.90	19.35	1,989,290	1.19	0.54	(g)	1.19	44
14.16	(5.03)	1,765,773	1.20	(0.02)		1.20	46
14.91	26.79	1,995,231	1.24	(0.09)		1.28	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$14,567,675	$—	$—		$14,567,675
Consumer Staples	4,708,924	—	—		4,708,924
Energy	4,448,073	—	—		4,448,073
Financials	25,386,385	—	—		25,386,385
Health Care	15,892,844	—	25,402		15,918,246
Industrials	16,815,183	—	—		16,815,183
Information Technology	19,286,557	—	—		19,286,557
Materials	3,743,307	—	—		3,743,307
Telecommunication Services	1,570,941	—	—		1,570,941
Utilities	3,716,171	—	—		3,716,171

Total Common Stocks	110,136,060	—	25,402		110,161,462

Warrants
Financials	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	3,360,170	—	—		3,360,170

Total Investments in Securities	$113,496,230	$—	$25,402		$113,521,632

Appreciation in Other Financial Instruments
Futures Contracts	$57,987	$—	$—		$57,987

(a)	Value is zero.

There were no transfers between level 1 and level 2 during the year ended December 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of December 31, 2014, the Portfolio had no investments in restricted securities.

The value and percentage of net assets of illiquid securities as of December 31, 2014 were $25,402 and 0.02%, respectively.

C. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2014:

Futures Contracts:
Average Notional Balance Long	$2,536,228
Ending Notional Balance Long	2,881,680

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$—	$(82)	$82

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

The reclassifications for the Portfolio relate primarily to investments in partnerships.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (“the Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2014, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the year ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2014 was $4,631.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

The Portfolio may use related party broker-dealers. For the year ended December 31, 2014, the Portfolio incurred $17 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$55,946,624	$59,532,220	$—	$215,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$82,436,349	$35,527,947	$4,442,664	$31,085,283

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$147,739	$8,626,524	$8,774,263

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Ordinary Income	Total Distributions Paid
$473,428	$473,428

As of December 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$1,952,685	$10,969,393	$(345,105)	$31,085,283

The cumulative timing differences primarily consist of wash sale loss deferrals and mark to market of futures contracts.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2014, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$345,105	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2014, the Portfolio utilized pre-enactment capital loss carryforwards of $115,035.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Portfolio.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Small Cap Core Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2015

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	156	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	156	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	156	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	156	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	156	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	156	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	156	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	156	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	156	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	27

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	156	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	156	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	156	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	156	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (156 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,034.40	$4.46	0.87%
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class 2
Actual	1,000.00	1,033.30	5.79	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that shareholders of the Portfolio effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

The Trustees noted that the Portfolio’s performance was in the first, first and third quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	33

TAX LETTER

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 100% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2014.

Long Term Capital Gain

The Portfolio distributed $8,626,524 or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2014.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	AN-JPMITSCCP-1214

Annual Report

JPMorgan Insurance Trust

December 31, 2014

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

While the first half of 2014 was generally marked by slow but steady global growth and low volatility in financial markets, the second half displayed a growing divergence between the U.S. economy and the world’s other leading economies. Throughout the twelve months ended December 31, 2014, the global markets were generally supported by accommodative growth policies from major central banks.

“Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns.”

However, as the economic recovery took hold and began to accelerate in the U.S., the Federal Reserve moved toward a more normalized monetary policy, both by ending its quantitative easing program of monthly bond purchases and by indicating that it may raise interest rates in mid 2015. At the same time, the European Central Bank (ECB) and the Bank of Japan took unprecedented steps to shore up flagging growth and stubbornly high unemployment.

The other key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December. This had the effect of transferring billions in wealth from oil exporting nations to consumers in developed-market nations.

During 2014, the U.S. economy grew at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014, and unemployment dropped to 5.6% in December, a level not seen since June 2008. Inflation in the U.S. remained subdued at less than 2.0% during the second half of 2014 amid falling oil prices and a notable absence in meaningful U.S. wage growth.

Against this backdrop, U.S. equity markets were among the best performing asset classes of 2014. The Standard & Poor’s 500 Index (“S&P 500”) posted 53 new closing highs during the year and May through June saw market volatility retreat to lows not consistently seen since 2007. While the latter part of 2014 included the return of market volatility and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to record highs in the final months of 2014.

The S&P 500 broke through the 2,000-point closing level for the first time at the end of October and went on to post new closing highs in the final two weeks of December. Also in late December, the Dow Jones Industrial Average surpassed 18,000 points at closing for the first time amid news that third quarter GDP showed the fastest growth in 11 years. Meanwhile, U.S. Treasury securities turned in their best performance in three years as weaker global growth, increased market volatility and discreet geopolitical risks drove investors toward perceived safe-haven bonds.

Weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate in June to negative 0.1% to encourage banks to extend lending, growth remained tepid and inflation was well below the ECB’s target of just below 2.0%. The inflation rate averaged 0.4% from July to October and then fell to 0.3% in November and was estimated at –0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession by the fourth quarter of 2014, which was partly attributed to an increase in the national consumption tax earlier in April. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo equity markets to seven-year highs. For the twelve months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned –4.5%.

During 2014, China’s economy continued to grow but at a slower pace. At 7.4%, China’s annual GDP growth was the slowest in 24 years and below the government’s target of 7.5%. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed strongly over the twelve months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased foreign access to China’s financial markets by allowing Hong Kong investors to buy shares in Shanghai.

Russia’s economy, already straining under the imposition of Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. For the twelve months ended December 31, 2014, the MSCI Emerging Markets Index returned –1.8%.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

January 11, 2015 (Unaudited) (continued)

The relative strength of the U.S. economy drove gains in both domestic equity and bond markets during 2014. It also drove the U.S. dollar higher against most other currencies due to investor expectations that interest rates will rise in the U.S. earlier and more rapidly than elsewhere. Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns. The economic and financial market events of 2014 served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	13.90%
S&P 500 Index**	13.69%

Net Assets as of 12/31/2014	$105,157,654

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

U.S equity markets performed strongly in 2014, amid accommodative central bank policies, falling energy prices in the second half of the year and steady overall improvement in the U.S. economy. While the second half of the year was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index (the “S&P 500 Index”) (the “Benchmark”) posted 53 new closing highs during the year and broke through the 2,000-point closing level for the first time on October 31, and went on to post new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average surpassed 18,000 points at closing for the first time.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. Within the S&P 500 Index, the utilities and health care sectors were leading performers, while the energy and telecommunication services sectors were the bottom performers. The S&P 500 Index returned 13.69%, the Russell 1000 Index returned 13.24% and the Dow Jones Industrial Average returned 10.04% for the twelve months ended December 31, 2014.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2014. The Portfolio’s security selection and overweight position in the semiconductors and health services & systems sectors made a positive contribution to performance relative to the Benchmark, while security selection in the industrial cyclical and pharmaceutical/medical technology sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s overweight positions in Avago Technologies Ltd., Time Warner Inc. and its underweight position in General Electric Co. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgraded their networks for so-called 4G smartphones. Shares of Time Warner, a media and entertainment company, rose on a potential merger with 21st Century Fox Inc. and strong quarterly earnings. Shares of General Electric, a diversified technology and financial services company not held by the Portfolio, weakened amid disappointing earnings and revenue following the company’s spinoff of GE Capital.

Individual detractors from relative performance included overweight positions in General Motors Corp., Fluor Corp. and its underweight position in Berkshire Hathaway Inc. Shares of automaker General Motors fell on continuing problems with its recall of millions of cars due to faulty starters. Shares of Fluor, a provider of engineering, construction and maintenance services, declined as falling oil prices fed investor concerns about the potential for cancellations or delays in some of the company’s large energy-related projects. Shares of Berkshire Hathaway, a diversified holding company not held by the Portfolio, rose on the strong performance of its core insurance and freight rail businesses.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio was overweight versus the Benchmark in the semiconductors, media and auto & transportation sectors. The Portfolio was underweight versus the Benchmark in the consumer stable, real estate investment trusts and industrial cyclical sectors.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.6%
2.	Johnson & Johnson	3.3
3.	Wells Fargo & Co.	2.8
4.	Occidental Petroleum Corp.	2.2
5.	Microsoft Corp.	2.2
6.	Honeywell International, Inc.	2.1
7.	Schlumberger Ltd.	1.9
8.	UnitedHealth Group, Inc.	1.9
9.	Bank of America Corp.	1.9
10.	Time Warner, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	21.1%
Financials	16.8
Consumer Discretionary	15.5
Health Care	14.9
Industrials	10.0
Energy	7.8
Consumer Staples	5.4
Materials	3.4
Utilities	2.0
Telecommunication Services	1.0
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2014. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	13.90%	15.26%	8.82%
CLASS 2 SHARES	August 16, 2006	13.61	14.97	8.58

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any.

The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 15.5%
	Auto Components — 0.5%
9,810	Johnson Controls, Inc.	474,215

	Automobiles — 1.7%
52,550	General Motors Co.	1,834,520

	Hotels, Restaurants & Leisure — 1.5%
2,440	Carnival Corp.	110,605
1,410	Dunkin’ Brands Group, Inc.	60,136
7,360	Royal Caribbean Cruises Ltd.	606,685
6,610	Starbucks Corp.	542,351
3,072	Yum! Brands, Inc.	223,795

		1,543,572

	Household Durables — 1.8%
11,230	D.R. Horton, Inc.	284,007
8,590	Harman International Industries, Inc.	916,639
14,630	PulteGroup, Inc.	313,960
10,880	Toll Brothers, Inc. (a)	372,857

		1,887,463

	Internet & Catalog Retail — 0.6%
550	Priceline Group, Inc. (The) (a)	627,116

	Media — 5.4%
7,120	CBS Corp. (Non-Voting), Class B	394,021
4,040	Charter Communications, Inc., Class A (a)	673,145
13,725	Comcast Corp., Class A	796,187
6,400	DISH Network Corp., Class A (a)	466,496
550	Time Warner Cable, Inc.	83,633
22,059	Time Warner, Inc.	1,884,280
33,810	Twenty-First Century Fox, Inc., Class A	1,298,473
2,590	Twenty-First Century Fox, Inc., Class B	95,545

		5,691,780

	Multiline Retail — 0.3%
3,970	Dollar Tree, Inc. (a)	279,409

	Specialty Retail — 2.9%
4,320	Home Depot, Inc. (The)	453,470
23,620	Lowe’s Cos., Inc.	1,625,056
680	Tiffany & Co.	72,665
13,820	TJX Cos., Inc. (The)	947,776

		3,098,967

	Textiles, Apparel & Luxury Goods — 0.8%
5,090	lululemon athletica, Inc., (Canada) (a)	283,971
1,650	PVH Corp.	211,480
1,880	Ralph Lauren Corp.	348,101

		843,552

	Total Consumer Discretionary	16,280,594

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.4%
	Beverages — 1.3%
16,680	Coca-Cola Co. (The)	704,229
5,680	Constellation Brands, Inc., Class A (a)	557,606
1,900	Molson Coors Brewing Co., Class B	141,588

		1,403,423

	Food & Staples Retailing — 1.2%
2,220	Costco Wholesale Corp.	314,685
9,530	CVS Health Corp.	917,834

		1,232,519

	Food Products — 0.7%
5,168	General Mills, Inc.	275,610
12,629	Mondelez International, Inc., Class A	458,748

		734,358

	Household Products — 1.6%
4,490	Colgate-Palmolive Co.	310,663
14,687	Procter & Gamble Co. (The)	1,337,839

		1,648,502

	Tobacco — 0.6%
7,930	Philip Morris International, Inc.	645,899

	Total Consumer Staples	5,664,701

	Energy — 7.8%
	Energy Equipment & Services — 2.8%
7,930	Baker Hughes, Inc.	444,635
10,080	Halliburton Co.	396,446
23,988	Schlumberger Ltd.	2,048,815
6,700	Weatherford International plc, (Switzerland) (a)	76,715

		2,966,611

	Oil, Gas & Consumable Fuels — 5.0%
4,530	Anadarko Petroleum Corp.	373,725
11,069	California Resources Corp. (a)	60,990
3,820	Chevron Corp.	428,528
340	Concho Resources, Inc. (a)	33,915
1,180	EOG Resources, Inc.	108,643
3,350	EQT Corp.	253,595
9,156	Exxon Mobil Corp.	846,472
7,650	Marathon Oil Corp.	216,418
1,440	Marathon Petroleum Corp.	129,974
28,529	Occidental Petroleum Corp.	2,299,723
4,540	Phillips 66	325,518
100	Pioneer Natural Resources Co.	14,885
4,450	Southwestern Energy Co. (a)	121,441

		5,213,827

	Total Energy	8,180,438

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Financials — 16.8%
	Banks — 6.7%
109,329	Bank of America Corp.	1,955,896
4,460	BB&T Corp.	173,449
30,624	Citigroup, Inc.	1,657,065
2,290	SVB Financial Group (a)	265,800
53,833	Wells Fargo & Co.	2,951,125

		7,003,335

	Capital Markets — 5.2%
810	Affiliated Managers Group, Inc. (a)	171,915
2,480	Ameriprise Financial, Inc.	327,980
2,270	BlackRock, Inc.	811,661
23,010	Charles Schwab Corp. (The)	694,672
3,816	Goldman Sachs Group, Inc. (The)	739,655
18,550	Invesco Ltd.	733,096
39,894	Morgan Stanley	1,547,887
3,910	State Street Corp.	306,935
4,215	TD Ameritrade Holding Corp.	150,813

		5,484,614

	Consumer Finance — 0.1%
3,860	Santander Consumer USA Holdings, Inc.	75,695

	Diversified Financial Services — 0.2%
1,210	Intercontinental Exchange, Inc.	265,341

	Insurance — 4.1%
16,088	ACE Ltd., (Switzerland)	1,848,189
9,120	American International Group, Inc.	510,811
18,000	Marsh & McLennan Cos., Inc.	1,030,320
15,400	MetLife, Inc.	832,986
2,890	Willis Group Holdings plc, (United Kingdom)	129,501

		4,351,807

	Real Estate Investment Trusts (REITs) — 0.5%
520	Boston Properties, Inc.	66,919
4,440	Prologis, Inc.	191,053
870	Simon Property Group, Inc.	158,436
600	Vornado Realty Trust	70,626

		487,034

	Total Financials	17,667,826

	Health Care — 14.9%
	Biotechnology — 3.7%
1,810	Alexion Pharmaceuticals, Inc. (a)	334,904
3,766	Biogen Idec, Inc. (a)	1,278,369
10,128	Celgene Corp. (a)	1,132,918
5,240	Gilead Sciences, Inc. (a)	493,923
5,350	Vertex Pharmaceuticals, Inc. (a)	635,580

		3,875,694

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 1.7%
12,380	Abbott Laboratories	557,348
47,520	Boston Scientific Corp. (a)	629,640
1,910	Covidien plc, (Ireland)	195,355
4,370	Stryker Corp.	412,222

		1,794,565

	Health Care Providers & Services — 3.6%
1,030	Cigna Corp.	105,997
6,150	Humana, Inc.	883,324
3,810	McKesson Corp.	790,880
19,830	UnitedHealth Group, Inc.	2,004,615

		3,784,816

	Pharmaceuticals — 5.9%
820	Actavis plc (a)	211,076
490	Allergan, Inc.	104,169
19,360	Bristol-Myers Squibb Co.	1,142,821
32,730	Johnson & Johnson	3,422,576
21,952	Merck & Co., Inc.	1,246,654
700	Perrigo Co. plc, (Ireland)	117,012

		6,244,308

	Total Health Care	15,699,383

	Industrials — 10.0%
	Aerospace & Defense — 3.5%
22,570	Honeywell International, Inc.	2,255,195
1,830	L-3 Communications Holdings, Inc.	230,964
10,315	United Technologies Corp.	1,186,225

		3,672,384

	Airlines — 1.2%
6,930	Delta Air Lines, Inc.	340,887
14,121	United Continental Holdings, Inc. (a)	944,554

		1,285,441

	Building Products — 0.9%
11,090	Fortune Brands Home & Security, Inc.	502,044
18,730	Masco Corp.	471,996

		974,040

	Construction & Engineering — 0.9%
16,013	Fluor Corp.	970,868

	Electrical Equipment — 0.9%
6,900	Eaton Corp. plc	468,924
7,188	Emerson Electric Co.	443,715

		912,639

	Industrial Conglomerates — 0.1%
1,760	Danaher Corp.	150,850

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Machinery — 1.5%
2,900	Ingersoll-Rand plc	183,831
17,313	PACCAR, Inc.	1,177,457
300	Pall Corp.	30,363
1,660	SPX Corp.	142,627

		1,534,278

	Road & Rail — 1.0%
510	Canadian Pacific Railway Ltd., (Canada)	98,272
10,650	CSX Corp.	385,850
5,019	Union Pacific Corp.	597,913

		1,082,035

	Total Industrials	10,582,535

	Information Technology — 21.1%
	Communications Equipment — 1.1%
4,570	Cisco Systems, Inc.	127,114
14,154	QUALCOMM, Inc.	1,052,067

		1,179,181

	Internet Software & Services — 4.0%
19,200	Facebook, Inc., Class A (a)	1,497,984
2,402	Google, Inc., Class A (a)	1,274,645
2,742	Google, Inc., Class C (a)	1,443,389

		4,216,018

	IT Services — 3.8%
16,880	Accenture plc, (Ireland), Class A	1,507,553
1,380	Alliance Data Systems Corp. (a)	394,749
8,900	Cognizant Technology Solutions Corp., Class A (a)	468,674
7,220	Fidelity National Information Services, Inc.	449,084
650	International Business Machines Corp.	104,286
4,170	Visa, Inc., Class A	1,093,374

		4,017,720

	Semiconductors & Semiconductor Equipment — 4.3%
1,028	Applied Materials, Inc.	25,618
15,670	Avago Technologies Ltd., (Singapore)	1,576,245
12,834	Broadcom Corp., Class A	556,097
6,231	Freescale Semiconductor Ltd. (a)	157,208
14,370	KLA-Tencor Corp.	1,010,499
14,684	Lam Research Corp.	1,165,029

		4,490,696

	Software — 4.1%
12,320	Adobe Systems, Inc. (a)	895,664
3,190	Citrix Systems, Inc. (a)	203,522
48,783	Microsoft Corp.	2,265,970
19,500	Oracle Corp.	876,915

		4,242,071

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 3.8%
34,636	Apple, Inc.	3,823,122
1,610	EMC Corp.	47,881
3,520	Hewlett-Packard Co.	141,258

		4,012,261

	Total Information Technology	22,157,947

	Materials — 3.4%
	Chemicals — 1.9%
1,450	Albemarle Corp.	87,188
3,864	Axiall Corp.	164,104
9,540	Dow Chemical Co. (The)	435,119
7,300	E.I. du Pont de Nemours & Co.	539,762
17,850	Mosaic Co. (The)	814,853

		2,041,026

	Construction Materials — 0.0% (g)
310	Martin Marietta Materials, Inc.	34,199

	Containers & Packaging — 0.3%
3,110	Crown Holdings, Inc. (a)	158,299
3,470	Sealed Air Corp.	147,232

		305,531

	Metals & Mining — 1.2%
56,884	Alcoa, Inc.	898,199
11,730	United States Steel Corp.	313,660

		1,211,859

	Total Materials	3,592,615

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
21,803	Verizon Communications, Inc.	1,019,944

	Utilities — 2.0%
	Electric Utilities — 1.3%
2,650	Edison International	173,522
12,960	Exelon Corp.	480,557
4,590	NextEra Energy, Inc.	487,871
5,920	PPL Corp.	215,074

		1,357,024

	Multi-Utilities — 0.7%
9,410	CenterPoint Energy, Inc.	220,476
5,020	Dominion Resources, Inc.	386,038
2,610	NiSource, Inc.	110,715

		717,229

	Total Utilities	2,074,253

	Total Common Stocks (Cost $86,330,385)	102,920,236

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.1%
	Investment Company — 2.1%
2,205,253	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $2,205,253)	2,205,253

	Total Investments — 100.0% (Cost $88,535,638)	105,125,489
	Other Assets in Excess of Liabilities — 0.0% (c) (g)	32,165

	NET ASSETS — 100.0%	$105,157,654

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	E-mini S&P 500	03/20/15	$820,960	$14,447

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$102,920,236
Investments in affiliates, at value	2,205,253

Total investment securities, at value	105,125,489
Cash	4,156
Deposits at broker for futures contracts	75,000
Receivables:
Investment securities sold	27,784
Portfolio shares sold	20,948
Dividends from non-affiliates	119,736
Dividends from affiliates	118

Total Assets	105,373,231

LIABILITIES:
Payables:
Investment securities purchased	29,501
Portfolio shares redeemed	48,296
Variation margin on futures contracts	13,360
Accrued liabilities:
Investment advisory fees	53,612
Administration fees	7,275
Distribution fees	2,860
Custodian and accounting fees	27,302
Trustees’ and Chief Compliance Officer’s fees	51
Audit fees	28,732
Other	4,588

Total Liabilities	215,577

Net Assets	$105,157,654

NET ASSETS:
Paid-in-Capital	$83,986,935
Accumulated undistributed net investment income	1,087,238
Accumulated net realized gains (losses)	3,479,183
Net unrealized appreciation (depreciation)	16,604,298

Total Net Assets	$105,157,654

Net Assets:
Class 1	$91,227,570
Class 2	13,930,084

Total	$105,157,654

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	3,410,610
Class 2	525,468

Net Asset Value, offering and redemption price per share (a):
Class 1	$26.75
Class 2	26.51

Cost of investments in non-affiliates	$86,330,385
Cost of investments in affiliates	2,205,253

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,861,126
Dividend income from affiliates	489

Total investment income	1,861,615

EXPENSES:
Investment advisory fees	524,411
Administration fees	78,892
Distribution fees — Class 2	23,075
Custodian and accounting fees	51,762
Professional fees	42,667
Trustees’ and Chief Compliance Officer’s fees	977
Printing and mailing costs	24,107
Transfer agent fees	6,843
Other	31,897

Total expenses	784,631

Less fees waived	(18,829)

Net expenses	765,802

Net investment income (loss)	1,095,813

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,333,645
Futures	50,514

Net realized gains (losses)	14,384,159

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(2,895,963)
Futures	14,447

Change in net unrealized appreciation/depreciation	(2,881,516)

Net realized/unrealized gains (losses)	11,502,643

Change in net assets resulting from operations	$12,598,456

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,095,813	$864,727
Net realized gain (loss)	14,384,159	14,638,352
Change in net unrealized appreciation/depreciation	(2,881,516)	11,045,456

Change in net assets resulting from operations	12,598,456	26,548,535

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(789,786)	(1,052,526)
Class 2
From net investment income	(71,224)	(48,143)

Total distributions to shareholders	(861,010)	(1,100,669)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	410,395	(9,581,704)

NET ASSETS:
Change in net assets	12,147,841	15,866,162
Beginning of period	93,009,813	77,143,651

End of period	$105,157,654	$93,009,813

Accumulated undistributed net investment income	$1,087,238	$863,588

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$6,832,590	$2,543,616
Distributions reinvested	789,786	1,052,526
Cost of shares redeemed	(14,284,392)	(16,291,346)

Change in net assets resulting from Class 1 capital transactions	$(6,662,016)	$(12,695,204)

Class 2
Proceeds from shares issued	$8,675,407	$6,820,537
Distributions reinvested	71,224	48,143
Cost of shares redeemed	(1,674,220)	(3,755,180)

Change in net assets resulting from Class 2 capital transactions	$7,072,411	$3,113,500

Total change in net assets resulting from capital transactions	$410,395	$(9,581,704)

SHARE TRANSACTIONS:
Class 1
Issued	267,597	123,990
Reinvested	33,352	54,705
Redeemed	(576,526)	(797,599)

Change in Class 1 Shares	(275,577)	(618,904)

Class 2
Issued	351,295	339,617
Reinvested	3,031	2,517
Redeemed	(67,876)	(173,975)

Change in Class 2 Shares	286,450	168,159

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (a)
U.S. Equity Portfolio
Class 1
Year Ended December 31, 2014	$23.71	$0.31	(d)	$2.96	$3.27	$(0.23)	$26.75	13.90%
Year Ended December 31, 2013	17.63	0.21	(e)	6.13	6.34	(0.26)	23.71	36.29
Year Ended December 31, 2012	15.22	0.23	(e)	2.43	2.66	(0.25)	17.63	17.58
Year Ended December 31, 2011	15.69	0.18	(e)	(0.46)	(0.28)	(0.19)	15.22	(1.87)
Year Ended December 31, 2010	13.93	0.16	(e)	1.73	1.89	(0.13)	15.69	13.58

Class 2
Year Ended December 31, 2014	23.53	0.27	(d)	2.91	3.18	(0.20)	26.51	13.61
Year Ended December 31, 2013	17.54	0.16	(e)	6.08	6.24	(0.25)	23.53	35.90
Year Ended December 31, 2012	15.18	0.22	(e)	2.39	2.61	(0.25)	17.54	17.28
Year Ended December 31, 2011	15.65	0.14	(e)	(0.46)	(0.32)	(0.15)	15.18	(2.09)
Year Ended December 31, 2010	13.91	0.12	(e)	1.72	1.84	(0.10)	15.65	13.28

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.25 and $0.20 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.88% and 0.72% for Class 1 and Class 2 Shares, respectively.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$91,227,570	0.78%	1.16	%(d)	0.80%	78%
87,386,499	0.79	1.02		0.80	80
75,900,979	0.79	1.40		0.81	71
77,847,972	0.79	1.15		0.79	70
132,548,805	0.79	1.10		0.82	75

13,930,084	1.03	1.01	(d)	1.04	78
5,623,314	1.02	0.77		1.04	80
1,242,672	1.01	1.27		1.05	71
76,432	1.04	0.94		1.05	70
18,015	1.04	0.86		1.07	75

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$105,125,489	$—	$—	$105,125,489

Appreciation in Other Financial Instruments
Futures Contracts	$14,447	$—	$—	$14,447

(a)	All Portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2014.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation /depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2014:

Futures Contracts:
Average Notional Balance Long	$259,813
Ending Notional Balance Long	820,960

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$—	$(11,153)	$11,153

The reclassifications for the Portfolio relate primarily to investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2014, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

The expense limitation agreement was in effect for the year ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

For the year ended December 31, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$6,981	$9,439	$16,420

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2014 was $2,409.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2014, the Portfolio incurred $5 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$73,665,722	$73,952,175

During the year ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$89,770,569	$17,058,723	$1,703,803	$15,354,920

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$861,010	$861,010

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,100,669	$1,100,669

As of December 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,091,493	$4,728,560	$15,354,920

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio did not have any net capital loss carryforwards.

During the year ended December 31, 2014, The Portfolio utilized pre-enactment capital loss carryforwards in the amount of $9,151,747.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust U.S. Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2015

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	156	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	156	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	156	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	156	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	156	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	156	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	156	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	156	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	156	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	156	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	156	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	156	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	156	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (156 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,065.70	$4.06	0.78%
Hypothetical	1,000.00	1,021.27	3.97	0.78

Class 2
Actual	1,000.00	1,064.70	5.31	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that shareholders of the Portfolio effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the first, second and first quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

TAX LETTER

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 100.00% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2014.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	AN-JPMITUSEP-1214

Annual Report

JPMorgan Insurance Trust

December 31, 2014

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

While the first half of 2014 was generally marked by slow but steady global growth and low volatility in financial markets, the second half displayed a growing divergence between the U.S. economy and the world’s other leading economies. Throughout the twelve months ended December 31, 2014, the global markets were generally supported by accommodative growth policies from major central banks.

“Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns.”

However, as the economic recovery took hold and began to accelerate in the U.S., the Federal Reserve moved toward a more normalized monetary policy, both by ending its quantitative easing program of monthly bond purchases and by indicating that it may raise interest rates in mid 2015. At the same time, the European Central Bank (ECB) and the Bank of Japan took unprecedented steps to shore up flagging growth and stubbornly high unemployment.

The other key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December. This had the effect of transferring billions in wealth from oil exporting nations to consumers in developed-market nations.

During 2014, the U.S. economy grew at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014, and unemployment dropped to 5.6% in December, a level not seen since June 2008. Inflation in the U.S. remained subdued at less than 2.0% during the second half of 2014 amid falling oil prices and a notable absence in meaningful U.S. wage growth.

Against this backdrop, U.S. equity markets were among the best performing asset classes of 2014. The Standard & Poor’s 500 Index (“S&P 500”) posted 53 new closing highs during the year and May through June saw market volatility retreat to lows not consistently seen since 2007. While the latter part of 2014 included the return of market volatility and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to record highs in the final months of 2014.

The S&P 500 broke through the 2,000-point closing level for the first time at the end of October and went on to post new closing highs in the final two weeks of December. Also in late December, the Dow Jones Industrial Average surpassed 18,000 points at closing for the first time amid news that third quarter GDP showed the fastest growth in 11 years. Meanwhile, U.S. Treasury securities turned in their best performance in three years as weaker global growth, increased market volatility and discreet geopolitical risks drove investors toward perceived safe-haven bonds.

Weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate in June to negative 0.1% to encourage banks to extend lending, growth remained tepid and inflation was well below the ECB’s target of just below 2.0%. The inflation rate averaged 0.4% from July to October and then fell to 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession by the fourth quarter of 2014, which was partly attributed to an increase in the national consumption tax earlier in April. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo equity markets to seven-year highs. For the twelve months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -4.5%.

During 2014, China’s economy continued to grow but at a slower pace. At 7.4%, China’s annual GDP growth was the slowest in 24 years and below the government’s target of 7.5%. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed strongly over the twelve months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased foreign access to China’s financial markets by allowing Hong Kong investors to buy shares in Shanghai.

Russia’s economy, already straining under the imposition of Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. For the twelve months ended December 31, 2014, the MSCI Emerging Markets Index returned -1.8%.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

JANUARY 11, 2015 (Unaudited) (continued)

The relative strength of the U.S. economy drove gains in both domestic equity and bond markets during 2014. It also drove the U.S. dollar higher against most other currencies due to investor expectations that interest rates will rise in the U.S. earlier and more rapidly than elsewhere. Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns. The economic and financial market events of 2014 served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO SUMMARY

FOR THE PERIOD DECEMBER 9, 2014 (PORTFOLIO INCEPTION DATE) THROUGH DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class 2 Shares)*	(0.18)%
Barclays U.S. Aggregate Index	0.31%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	(0.01)%
Income Builder Composite Benchmark	0.12%

Net Assets as of 12/31/2014	$19,956,034

INVESTMENT OBJECTIVE** AND STRATEGIES

JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio invests in income-producing securities, including debt and equity securities, from both domestic and emerging markets. The Portfolio may use derivatives as substitutes for securities in which the Portfolio can invest to help manage duration, sector and yield curve exposure, and credit and spread volatility. The Adviser has wide latitude to allocate the Portfolio’s assets among strategies and asset classes.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	8.1%
2.	JPMorgan Equity Income Fund, Class R6 Shares	5.1
3.	Microsoft Corp.	1.0
4.	Royal Dutch Shell plc, Class A, (Netherlands)	0.9
5.	Unibail-Rodamco SE, (France)	0.8
6.	Vodafone Group plc, (United Kingdom)	0.8
7.	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-W, Class A1, VAR, 2.615%, 11/25/34	0.7
8.	Time Warner, Inc.	0.7
9.	Johnson & Johnson	0.7
10.	Impac CMB Trust, Series 2004-6, Class 1A2, VAR, 0.950%, 10/25/34	0.7

PORTFOLIO COMPOSITION BY COUNTRY***
United States	65.4%
United Kingdom	6.0
Japan	3.0
Switzerland	2.4
France	2.3
Australia	1.9
Germany	1.9
Netherlands	1.3
Canada	1.3
Luxembourg	1.1
Finland	1.0
Sweden	1.0
Others (each less than 1.0%)	5.9
Short-Term Investment	5.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Portfolio’s composition is subject to change.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO SUMMARY

FOR THE PERIOD DECEMBER 9, 2014 (PORTFOLIO INCEPTION DATE) THROUGH DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS 1 SHARES	December 9, 2014	(0.17)%
CLASS 2 SHARES	December 9, 2014	(0.18)

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/09/14 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 1.2%
	United States — 1.2%
47,264	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	47,985
64,954	Countrywide Asset-Backed Certificates, Series 2004-2, Class M1, VAR, 0.920%, 05/25/34	61,500
33,876	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 0.569%, 02/25/33	31,580
60,287	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1, VAR, 1.190%, 10/25/33	56,837
44,784	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, VAR, 1.230%, 12/25/33	41,977

	Total Asset-Backed Securities (Cost $239,338)	239,879

Collateralized Mortgage Obligations — 4.0%
	Non-Agency CMO — 4.0%
	United States — 4.0%
31,374	Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5, 5.500%, 11/25/33	32,116
41,573	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 2.720%, 02/25/35	40,852
50,919	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 3.268%, 02/25/35	48,419
82,583	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 0.610%, 05/25/35	75,597
145,243	Impac CMB Trust, Series 2004-6, Class 1A2, VAR, 0.950%, 10/25/34	135,821
59,638	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.616%, 01/25/37	59,599
43,693	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 2.567%, 07/25/34	41,824
65,236	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	66,971
89,159	RFMSI Trust, Series 2003-S20, Class 2A1, 4.750%, 12/25/18	90,435
	Wells Fargo Mortgage-Backed Securities Trust
142,007	Series 2004-W, Class A1, VAR, 2.615%, 11/25/34	143,765
57,258	Series 2005-16, Class A8, 5.750%, 01/25/36	59,610

	Total Collateralized Mortgage Obligations (Cost $785,602)	795,009

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 40.6%
	Australia — 1.9%
2,136	Australia & New Zealand Banking Group Ltd.	55,579
592	BHP Billiton plc	12,687
3,092	Dexus Property Group (m)	17,503
15,514	Goodman Group (m)	71,657
15,965	Mirvac Group (m)	23,094
3,142	Scentre Group (a)	8,902
3,073	Suncorp Group Ltd.	35,105
10,441	Transurban Group	72,761
10,036	Westfield Corp. (m)	73,568

		370,856

	Belgium — 0.3%
230	Ageas	8,178
290	Belgacom S.A.	10,522
300	Solvay S.A.	40,594

		59,294

	Canada — 0.9%
900	Allied Properties Real Estate Investment Trust (m)	29,003
1,152	Bank of Nova Scotia (The)	65,751
450	Canadian Real Estate Investment Trust (m)	17,736
1,062	RioCan Real Estate Investment Trust (m)	24,159
864	TransCanada Corp.	42,464

		179,113

	China — 0.6%
45,000	Industrial & Commercial Bank of China Ltd., Class H	32,859
30,000	PetroChina Co., Ltd., Class H	33,303
17,600	Wynn Macau Ltd.	49,101

		115,263

	Denmark — 0.4%
2,145	Danske Bank A/S	57,992
940	TDC A/S	7,169
78	Tryg A/S	8,716

		73,877

	Finland — 0.8%
315	Elisa OYJ	8,598
370	Fortum OYJ	8,033
225	Kone OYJ, Class B	10,244
470	Neste Oil OYJ	11,409
1,400	Nokia OYJ	11,072
255	Orion OYJ, Class B	7,931
217	Sampo OYJ, Class A	10,159

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Finland — continued
960	Stora Enso OYJ, Class R	8,583
5,104	UPM-Kymmene OYJ	83,645

		159,674

	France — 2.2%
2,927	AXA S.A.	67,447
405	CNP Assurances	7,180
630	Credit Agricole S.A.	8,132
282	Electricite de France S.A.	7,763
88	Fonciere Des Regions (m)	8,133
130	Gaztransport Et Technigaz S.A.	7,692
3,572	GDF Suez	83,296
65	Gecina S.A. (m)	8,115
135	Klepierre (m)	5,797
302	Lagardere S.C.A.	7,865
1,310	Natixis S.A.	8,644
850	Orange S.A.	14,456
300	SCOR SE	9,090
142	Societe Generale S.A.	5,943
475	Suez Environnement Co.	8,276
448	Total S.A.	22,952
585	Unibail-Rodamco SE (m)	150,073
480	Veolia Environnement S.A.	8,502

		439,356

	Germany — 1.8%
501	Allianz SE	82,979
926	alstria office REIT-AG (a) (m)	11,498
131	Axel Springer SE	7,901
1,466	Daimler AG	121,757
2,691	Deutsche Post AG	87,355
933	Deutsche Telekom AG	14,928
96	Hannover Rueck SE	8,660
63	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	12,546
203	ProSiebenSat.1 Media AG	8,482
567	TUI AG	9,401

		365,507

	Hong Kong — 0.5%
4,000	Hongkong Land Holdings Ltd.	26,950
4,000	Hutchison Whampoa Ltd.	45,726
4,000	Link REIT (The) (m)	25,043

		97,719

	Ireland — 0.4%
801	Accenture plc, Class A	71,537

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — 0.8%
363	Atlantia S.p.A.	8,437
3,726	Eni S.p.A.	65,266
22,193	Intesa Sanpaolo S.p.A.	64,380
1,668	Snam S.p.A.	8,255
1,723	Terna Rete Elettrica Nazionale S.p.A.	7,826
2,192	UnipolSai S.p.A.	5,902

		160,066

	Japan — 2.9%
11	GLP J-REIT	12,253
1,500	Japan Airlines Co., Ltd.	44,474
5	Japan Logistics Fund, Inc. (m)	11,246
2	Japan Real Estate Investment Corp. (m)	9,636
3,200	Japan Tobacco, Inc.	88,073
19,300	Mitsubishi UFJ Financial Group, Inc.	106,039
4,200	Mitsui & Co., Ltd.	56,251
6	Nippon Prologis REIT, Inc.	13,027
1,400	Nippon Telegraph & Telephone Corp.	71,516
8	Orix JREIT, Inc. (m)	11,250
1,000	Seven & i Holdings Co., Ltd.	35,971
2,000	Toyota Motor Corp.	124,635

		584,371

	Luxembourg — 0.0% (g)
165	SES S.A.	5,933

	Netherlands — 1.2%
359	Delta Lloyd N.V.	7,895
330	Koninklijke Ahold N.V.	5,865
251	NN Group N.V. (a)	7,493
5,077	Royal Dutch Shell plc, Class A	169,434
1,146	Royal Dutch Shell plc, Class B	39,595
387	Vastned Retail N.V. (m)	17,499

		247,781

	Norway — 0.1%
479	Gjensidige Forsikring ASA	7,816
734	Orkla ASA	4,997
351	Statoil ASA	6,180
431	Telenor ASA	8,718

		27,711

	Portugal — 0.0% (g)
2,038	EDP - Energias de Portugal S.A.	7,903

	Russia — 0.1%
1,490	MMC Norilsk Nickel OJSC, ADR	21,307

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Singapore — 0.5%
3,000	Ascendas Real Estate Investment Trust (m)	5,381
19,000	CapitaCommercial Trust (m)	25,085
26,000	Singapore Telecommunications Ltd.	76,318

		106,784

	South Africa — 0.2%
1,091	Investec plc	9,141
1,905	MTN Group Ltd.	36,238

		45,379

	South Korea — 0.2%
1,052	SK Telecom Co., Ltd., ADR	28,414

	Spain — 0.7%
291	Abertis Infraestructuras S.A.	5,770
1,574	CaixaBank S.A.	8,248
278	Enagas S.A.	8,768
444	Ferrovial S.A.	8,777
285	Gas Natural SDG S.A.	7,159
1,828	Iberdrola S.A.	12,322
2,094	Mapfre S.A.	7,078
98	Red Electrica Corp. S.A.	8,639
2,803	Repsol S.A.	52,475
1,110	Telefonica S.A.	15,937

		135,173

	Sweden — 0.9%
1,874	Electrolux AB, Series B	54,757
1,023	Nordea Bank AB	11,842
865	Skandinaviska Enskilda Banken AB, Class A	10,984
445	Skanska AB, Class B	9,554
249	Svenska Handelsbanken AB, Class A	11,650
2,265	Swedbank AB, Class A	56,197
820	Tele2 AB, Class B	9,936
1,015	Telefonaktiebolaget LM Ericsson, Class B	12,290
1,418	TeliaSonera AB	9,117

		186,327

	Switzerland — 2.4%
76	Baloise Holding AG	9,714
17	Banque Cantonale Vaudoise	9,184
144	Cembra Money Bank AG	7,915
1,594	Nestle S.A.	116,204
989	Novartis AG	91,723
444	Roche Holding AG	120,298
118	Swiss Prime Site AG (a)	8,664
1,089	Swiss Re AG (a)	91,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Switzerland — continued
8	Swisscom AG	4,198
47	Zurich Insurance Group AG (a)	14,688

		473,816

	Taiwan — 0.5%
4,000	Asustek Computer, Inc.	43,644
7,000	Quanta Computer, Inc.	17,438
21,000	Siliconware Precision Industries Co., Ltd.	31,644

		92,726

	United Kingdom — 5.3%
1,211	Aberdeen Asset Management plc	8,092
515	Anglo American plc	9,530
1,892	AstraZeneca plc	133,633
656	Aviva plc	4,929
9,241	BAE Systems plc	67,581
4,378	Barclays plc	16,458
3,817	BP plc	24,229
418	British American Tobacco plc	22,652
4,925	British Land Co. plc (The) (m)	59,389
2,495	BT Group plc	15,519
1,028	Cobham plc	5,161
721	Compass Group plc	12,324
14,632	Direct Line Insurance Group plc	66,189
4,031	GlaxoSmithKline plc	86,479
3,372	Hammerson plc (m)	31,578
3,713	HSBC Holdings plc	35,087
317	Imperial Tobacco Group plc	13,954
781	Inmarsat plc	9,684
234	InterContinental Hotels Group plc	9,415
1,496	Intu Properties plc	7,734
3,020	ITV plc	10,074
2,862	Legal & General Group plc	11,051
1,147	Marks & Spencer Group plc	8,493
1,066	National Grid plc	15,126
88	Next plc	9,333
3,103	Old Mutual plc	9,145
496	Pearson plc	9,160
2,777	Persimmon plc (a)	67,825
340	Rio Tinto plc	15,673
4,920	Safestore Holdings plc	17,790
4,654	Segro plc (m)	26,661
278	Severn Trent plc	8,671
666	Sky plc	9,295
437	SSE plc	11,042
1,503	Standard Life plc	9,310

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
597	Unilever plc	24,255
646	United Utilities Group plc	9,176
42,657	Vodafone Group plc	146,255

		1,057,952

	United States — 15.0%
1,034	Apple, Inc.	114,133
4,265	Applied Materials, Inc.	106,284
200	AvalonBay Communities, Inc. (m)	32,678
700	Aviv REIT, Inc. (m)	24,136
300	Boston Properties, Inc. (m)	38,607
859	Bristol-Myers Squibb Co.	50,707
1,000	Brixmor Property Group, Inc.	24,840
1,431	CenterPoint Energy, Inc.	33,528
1,043	Chevron Corp.	117,004
1,156	CME Group, Inc.	102,479
958	Comcast Corp., Class A	55,574
600	Corporate Office Properties Trust (m)	17,022
900	DCT Industrial Trust, Inc. (m)	32,094
800	DiamondRock Hospitality Co. (m)	11,896
846	Dominion Resources, Inc.	65,057
2,233	Dow Chemical Co. (The)	101,847
1,200	Equity One, Inc. (m)	30,432
250	Extra Space Storage, Inc. (m)	14,660
1,300	General Growth Properties, Inc. (m)	36,569
300	HCP, Inc. (m)	13,209
500	Health Care REIT, Inc. (m)	37,835
620	Healthcare Realty Trust, Inc. (m)	16,938
500	Highwoods Properties, Inc. (m)	22,140
1,219	Home Depot, Inc. (The)	127,958
1,344	Johnson & Johnson	140,542
200	Kilroy Realty Corp. (m)	13,814
1,101	KLA-Tencor Corp.	77,422
1,050	LaSalle Hotel Properties (m)	42,494
700	Liberty Property Trust (m)	26,341
1,409	Lorillard, Inc.	88,683
300	Macerich Co. (The) (m)	25,023
1,976	Merck & Co., Inc.	112,217
978	MetLife, Inc.	52,900
4,170	Microsoft Corp.	193,697
500	Mid-America Apartment Communities, Inc. (m)	37,340
778	Molson Coors Brewing Co., Class B	57,977
2,293	Morgan Stanley	88,968
900	National Retail Properties, Inc. (m)	35,433
780	NextEra Energy, Inc.	82,906

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
1,403	PACCAR, Inc.	95,418
400	Parkway Properties, Inc. (m)	7,356
800	Prologis, Inc. (m)	34,424
329	QUALCOMM, Inc.	24,455
640	Realty Income Corp. (m)	30,534
100	Simon Property Group, Inc. (m)	18,211
2,100	Spirit Realty Capital, Inc. (m)	24,969
1,668	Time Warner, Inc.	142,481
755	United Technologies Corp.	86,825
818	Verizon Communications, Inc.	38,266
300	Vornado Realty Trust (m)	35,313
470	Weingarten Realty Investors (m)	16,412
2,290	Wells Fargo & Co.	125,538

		2,983,586

	Total Common Stocks (Cost $8,209,414)	8,097,425

PRINCIPAL AMOUNT($)
Corporate Bonds — 27.5%
	Bermuda — 0.4%
65,000	Aircastle Ltd., 6.750%, 04/15/17	69,387

	Canada — 0.3%
16,000	Catamaran Corp., 4.750%, 03/15/21	16,000
55,000	Precision Drilling Corp., 6.625%, 11/15/20	49,500

		65,500

	Finland — 0.2%
27,000	Nokia OYJ, 6.625%, 05/15/39	29,835

	Liberia — 0.1%
27,000	Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	28,350

	Luxembourg — 1.0%
	ArcelorMittal,
82,000	6.750%, 02/25/22	87,535
27,000	10.350%, 06/01/19	32,602
82,000	Intelsat Jackson Holdings S.A., 7.250%, 10/15/20	86,613

		206,750

	Singapore — 0.1%
27,000	Flextronics International Ltd., 4.625%, 02/15/20	27,335

	United Kingdom — 0.6%
109,000	Royal Bank of Scotland Group plc, 6.125%, 12/15/22	118,636

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	United States — 24.8%
82,000	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	87,125
34,000	ADT Corp. (The), 4.125%, 06/15/23	30,770
82,000	AES Corp., 7.375%, 07/01/21	92,660
	Alcoa, Inc.,
55,000	5.125%, 10/01/24	58,287
27,000	5.400%, 04/15/21	29,242
38,000	5.900%, 02/01/27	41,388
38,000	Alliant Techsystems, Inc., 6.875%, 09/15/20	40,470
80,000	Allstate Corp. (The), VAR, 5.750%, 08/15/53	84,300
109,000	Ally Financial, Inc., 7.500%, 09/15/20	127,802
55,000	AMC Networks, Inc., 4.750%, 12/15/22	53,350
27,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	28,620
82,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	84,870
38,000	Ball Corp., 4.000%, 11/15/23	36,670
82,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.625%, 01/31/22	87,125
38,000	Celanese US Holdings LLC, 4.625%, 11/15/22	37,620
82,000	CenturyLink, Inc., 5.800%, 03/15/22	85,075
	Chesapeake Energy Corp.,
55,000	6.125%, 02/15/21	57,750
55,000	6.625%, 08/15/20	58,437
27,000	Choice Hotels International, Inc., 5.750%, 07/01/22	28,957
27,000	CHS/Community Health Systems, Inc., 5.125%, 08/15/18	27,945
55,000	Cinemark USA, Inc., 5.125%, 12/15/22	53,762
109,000	CIT Group, Inc., 5.375%, 05/15/20	115,202
27,000	Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	27,810
27,000	Clearwater Paper Corp., 4.500%, 02/01/23	26,325
27,000	Commercial Metals Co., 4.875%, 05/15/23	25,785
82,000	Concho Resources, Inc., 5.500%, 04/01/23	82,385
109,000	Constellation Brands, Inc., 6.000%, 05/01/22	120,445
82,000	Covanta Holding Corp., 6.375%, 10/01/22	86,920
38,000	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	36,860
27,000	Crown Castle International Corp., 5.250%, 01/15/23	27,540
27,000	CSC Holdings LLC, 6.750%, 11/15/21	29,835
27,000	CST Brands, Inc., 5.000%, 05/01/23	27,270
27,000	D.R. Horton, Inc., 4.375%, 09/15/22	26,460
98,000	DISH DBS Corp., 6.750%, 06/01/21	105,350

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
27,000	DuPont Fabros Technology LP, 5.875%, 09/15/21	27,506
27,000	E*TRADE Financial Corp., 5.375%, 11/15/22	27,607
109,000	Energy Transfer Equity LP, 5.875%, 01/15/24	110,635
55,000	Equinix, Inc., 4.875%, 04/01/20	54,725
38,000	Felcor Lodging LP, 6.750%, 06/01/19	39,471
27,000	Frontier Communications Corp., 8.500%, 04/15/20	30,105
109,000	FTI Consulting, Inc., 6.750%, 10/01/20	114,177
55,000	Gannett Co., Inc., 5.125%, 07/15/20	56,100
	General Motors Co.,
55,000	3.500%, 10/02/18	56,100
55,000	4.875%, 10/02/23	58,850
27,000	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	29,160
	HCA, Inc.,
44,000	5.875%, 03/15/22	48,180
44,000	6.500%, 02/15/20	49,302
27,000	Hertz Corp. (The), 6.750%, 04/15/19	27,810
38,000	Hologic, Inc., 6.250%, 08/01/20	39,520
27,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20	27,815
109,000	International Lease Finance Corp., 8.250%, 12/15/20	131,345
55,000	Jarden Corp., 7.500%, 05/01/17	60,225
98,000	L Brands, Inc., 5.625%, 10/15/23	105,840
55,000	Lamar Media Corp., 5.875%, 02/01/22	57,063
27,000	Lennar Corp., 12.250%, 06/01/17	32,130
55,000	Level 3 Financing, Inc., 8.125%, 07/01/19	58,438
27,000	LifePoint Hospitals, Inc., 5.500%, 12/01/21	27,608
82,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.500%, 02/15/23	83,025
11,000	Meritage Homes Corp., 7.000%, 04/01/22	11,660
27,000	MGM Resorts International, 6.750%, 10/01/20	28,350
27,000	NCR Corp., 5.000%, 07/15/22	26,325
109,000	Newfield Exploration Co., 5.625%, 07/01/24	107,842
27,000	Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/01/20	27,135
80,000	NRG Energy, Inc., 8.250%, 09/01/20	85,400
80,000	Prudential Financial, Inc., VAR, 5.625%, 06/15/43	81,784
38,000	PVH Corp., 4.500%, 12/15/22	37,525
109,000	QEP Resources, Inc., 6.875%, 03/01/21	111,725
38,000	R.R. Donnelley & Sons Co., 7.625%, 06/15/20	41,705

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	United States — continued
55,000	Range Resources Corp., 6.750%, 08/01/20	57,200
55,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 03/01/22	54,863
38,000	Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	39,805
55,000	Service Corp. International, 5.375%, 05/15/24	56,100
38,000	SESI LLC, 7.125%, 12/15/21	36,480
98,000	Sprint Communications, Inc., 6.000%, 11/15/22	90,160
	Steel Dynamics, Inc.,
38,000	5.250%, 04/15/23	38,570
27,000	6.375%, 08/15/22	28,620
27,000	7.625%, 03/15/20	28,148
27,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 05/01/23	26,055
	Tenet Healthcare Corp.,
55,000	4.500%, 04/01/21	55,137
38,000	6.000%, 10/01/20	40,806
109,000	T-Mobile USA, Inc., 6.375%, 03/01/25	110,744
55,000	Toll Brothers Finance Corp., 5.875%, 02/15/22	58,713
55,000	United Rentals North America, Inc., 6.125%, 06/15/23	57,750
27,000	United States Steel Corp., 7.500%, 03/15/22	28,215
27,000	VeriSign, Inc., 4.625%, 05/01/23	26,460
50,000	Voya Financial, Inc., VAR, 5.650%, 05/15/53	49,500
55,000	Vulcan Materials Co., 7.500%, 06/15/21	64,075
27,000	Windstream Corp., 7.875%, 11/01/17	29,228
38,000	WPX Energy, Inc., 6.000%, 01/15/22	36,575
44,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 03/15/22	44,660

		4,940,464

	Total Corporate Bonds (Cost $5,472,387)	5,486,257

SHARES
Investment Companies — 13.0%
196,246	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b) (m)	1,585,666
70,310	JPMorgan Equity Income Fund, Class R6 Shares (b) (m)	1,002,614

	Total Investment Companies (Cost $2,644,673)	2,588,280

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Preferred Securities — 5.4% (x)
	United States — 5.4%
	Bank of America Corp.,
70,000	VAR, 5.125%, 06/17/19	67,506
90,000	VAR, 6.500%, 10/23/24	91,611
100,000	Bank of New York Mellon Corp. (The), Series D, VAR, 4.500%, 06/20/23	92,188
	Citigroup, Inc.,
70,000	VAR, 5.800%, 11/15/19	70,000
85,000	Series M, VAR, 6.300%, 05/15/24	83,725
100,000	Fifth Third Bancorp, VAR, 5.100%, 06/30/23	92,625
100,000	General Electric Capital Corp., VAR, 5.250%, 06/15/23	100,094
100,000	Goldman Sachs Group, Inc. (The), VAR, 5.700%, 05/10/19	101,150
100,000	Morgan Stanley, VAR, 5.450%, 07/15/19	100,180
100,000	PNC Financial Services Group, Inc. (The), Series R, VAR, 4.850%, 06/01/23	94,383
50,000	SunTrust Banks, Inc., VAR, 5.625%, 12/15/19	50,250
	Wells Fargo & Co.,
140,000	VAR, 5.900%, 06/15/24	141,050

	Total Preferred Securities (Cost $1,084,212)	1,084,762

SHARES
Preferred Stock — 0.6%
	United States — 0.6%
5,000	BB&T Corp., 5.200%, 06/01/18 ($25 par value) @ (Cost $113,000)	114,800

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
2,803	Repsol S.A., expiring 01/08/15 (a) (Cost $1,573)	1,550

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.4%
	Investment Company — 5.4%
1,079,233	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $1,079,233)	1,079,233

	Total Investments — 97.7% (Cost $19,629,432)	19,487,195
	Other Assets in Excess of Liabilities — 2.3% (c)	468,839

	NET ASSETS — 100.0%	$19,956,034

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2014

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	13.3%
Banks	8.9
Real Estate Investment Trusts (REITs)	7.8
Oil, Gas & Consumable Fuels	7.5
Non-Agency CMO	4.1
Pharmaceuticals	3.8
Insurance	3.7
Diversified Telecommunication Services	3.5
Media	3.4
Metals & Mining	2.3
Capital Markets	2.2
Wireless Telecommunication Services	2.2
Automobiles	1.9
Trading Companies & Distributors	1.6
Household Durables	1.6
Specialty Retail	1.5
Health Care Providers & Services	1.4
Diversified Financial Services	1.3
Asset-Backed Securities	1.2
Semiconductors & Semiconductor Equipment	1.1
Multi-Utilities	1.1
Tobacco	1.1
Hotels, Restaurants & Leisure	1.1
Technology Hardware, Storage & Peripherals	1.0
Aerospace & Defense	1.0
Software	1.0
Others (each less than 1.0%)	13.9
Short-Term Investment	5.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	Dow Jones Euro STOXX 50 Index	03/20/15	$37,911	$(572)
1	E-mini S&P 500	03/20/15	102,620	(1,307)
6	U.S. Long Bond	03/20/15	867,375	831
	Short Futures Outstanding
(7)	Euro FX	03/16/15	(1,059,362)	24,355
(24)	5 Year U.S. Treasury Note	03/31/15	(2,854,313)	521

				$23,828

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014

ADR	— American Depositary Receipt
CMO	— Collateralized Mortgage Obligation
REIT	— Real Estate Investment Trust
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2014.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rates in effect as of December 31, 2014.

@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of December 31, 2014.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is $4,836,324 and 24.8%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014

Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$15,819,682
Investments in affiliates, at value	3,667,513

Total investment securities, at value	19,487,195
Cash	399,000
Foreign currency, at value	9,891
Deposits at broker for futures contracts	70,000
Receivables:
Interest and dividends from non-affiliates	110,733
Dividends from affiliates	79
Tax reclaims	20
Variation margin on futures contracts	62
Due from Adviser	81,973
Deferred offering costs	25,299

Total Assets	20,184,252

LIABILITIES:
Payables:
Investment securities purchased	110,759
Accrued liabilities:
Distribution fees	2,985
Custodian and accounting fees	3,510
Trustees’ and Chief Compliance Officer’s fees	11
Audit fees	78,202
Offering Cost	27,000
Other	5,751

Total Liabilities	228,218

Net Assets	$19,956,034

NET ASSETS:
Paid-in-Capital	$20,061,025
Accumulated undistributed (distributions in excess of) net investment income	(1,460)
Accumulated net realized gains (losses)	14,825
Net unrealized appreciation (depreciation)	(118,356)

Total Net Assets	$19,956,034

Net Assets:
Class 1	$99,795
Class 2	19,856,239

Total	$19,956,034

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	10,033
Class 2	1,996,400

Net Asset Value, offering and redemption price per share (a):
Class 1	$9.95
Class 2	9.95

Cost of investments in non-affiliates	$15,905,526
Cost of investments in affiliates	3,723,906
Cost of foreign currency	9,849

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2014

Income Builder Portfolio (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$22,109
Dividend income from affiliates	25,717
Interest income from non-affiliates	16,208
Foreign taxes withheld	(807)

Total investment income	63,227

EXPENSES:
Investment advisory fees	5,400
Administration fees	984
Distribution fees – Class 2	2,985
Custodian and accounting fees	3,510
Professional fees	78,220
Trustees’ and Chief Compliance Officer’s fees	11
Printing and mailing costs	5,041
Transfer agent fees	240
Offering costs	1,701
Other	452

Total expenses	98,544

Less fees waived	(6,384)
Less expense reimbursements	(81,973)

Net expenses	10,187

Net investment income (loss)	53,040

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	108
Futures	935
Foreign currency transactions	1,273

Net realized gains (losses)	2,316

Distributions of capital gains received from investment company affiliates	19,034

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(85,844)
Investments in affiliates	(56,393)
Futures	23,828
Foreign currency translations	53

Change in net unrealized appreciation/depreciation	(118,356)

Net realized/unrealized gains (losses)	(97,006)

Change in net assets resulting from operations	$(43,966)

(a)	Commencement of operations was December 9, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Income Builder Portfolio
Period Ended December 31, 2014 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,040
Net realized gain (loss)	2,316
Distributions of capital gains received from investment company affiliates	19,034
Change in net unrealized appreciation/depreciation	(118,356)

Change in net assets resulting from operations	(43,966)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(330)
Class 2
From net investment income	(63,680)

Total distributions to shareholders	(64,010)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	20,064,010

NET ASSETS:
Change in net assets	19,956,034
Beginning of period	—

End of period	$19,956,034

Accumulated undistributed (distributed in excess of) net investment income	$(1,460)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$100,000
Distributions reinvested	330

Change in net assets resulting from Class 1 capital transactions	$100,330

Class 2
Proceeds from shares issued	$19,900,000
Distributions reinvested	63,680

Change in net assets resulting from Class 2 capital transactions	$19,963,680

Total change in net assets resulting from capital transactions	$20,064,010

SHARE TRANSACTIONS:
Class 1
Issued	10,000
Reinvested	33

Change in Class 1 Shares	10,033

Class 2
Issued	1,990,000
Reinvested	6,400

Change in Class 2 Shares	1,996,400

(a)	Commencement of operations was December 9, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Income Builder Portfolio
Class 1
December 9, 2014 (i) through December 31, 2014	$10.00	$0.03	$(0.05)	$(0.02)	$(0.03)	$9.95

Class 2
December 9, 2014 (i) through December 31, 2014	10.00	0.03	(0.05)	(0.02)	(0.03)	9.95

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the period ended December 31, 2014.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)(g)	Net investment income (loss) (b)(g)	Expenses without waivers, reimbursements and earnings credits (f)(g)	Portfolio turnover rate (c)(h)

(0.17)%	$99,795	0.60%	4.67%	7.83%	1%

(0.18)	19,856,239	0.85	4.42	8.08	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

The Portfolio commenced operations on December 9, 2014.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at December 31, 2014.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$—	$239,879	$239,879
Collateralized Mortgage Obligations
Non-Agency CMO	—	795,009	—	795,009
Common Stocks
Australia	—	370,856	—	370,856
Belgium	—	59,294	—	59,294
Canada	179,113	—	—	179,113
China	—	115,263	—	115,263
Denmark	—	73,877	—	73,877
Finland	11,409	148,265	—	159,674
France	7,692	431,664	—	439,356
Germany	—	365,507	—	365,507
Hong Kong	25,043	72,676	—	97,719
Ireland	71,537	—	—	71,537
Italy	—	160,066	—	160,066
Japan	—	584,371	—	584,371
Luxembourg	5,933	—	—	5,933
Netherlands	—	247,781	—	247,781
Norway	—	27,711	—	27,711
Portugal	—	7,903	—	7,903
Russia	—	21,307	—	21,307
Singapore	—	106,784	—	106,784
South Africa	—	45,379	—	45,379
South Korea	28,414	—	—	28,414
Spain	—	135,173	—	135,173
Sweden	—	186,327	—	186,327
Switzerland	8,664	465,152	—	473,816
Taiwan	—	92,726	—	92,726
United Kingdom	17,790	1,040,162	—	1,057,952
United States	2,983,586	—	—	2,983,586

Total Common Stocks	3,339,181	4,758,244	—	8,097,425

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Bermuda	$—	$69,387	$—	$69,387
Canada	—	65,500	—	65,500
Finland	—	29,835	—	29,835
Liberia	—	28,350	—	28,350
Luxembourg	—	206,750	—	206,750
Singapore	—	27,335	—	27,335
United Kingdom	—	118,636	—	118,636
United States	—	4,940,464	—	4,940,464

Total Corporate Bonds	—	5,486,257	—	5,486,257

Investment Companies
United States	2,588,280	—	—	2,588,280
Preferred Securities
United States	—	1,084,762	—	1,084,762
Preferred Stock
United States	114,800	—	—	114,800
Right
Spain	1,550	—	—	1,550
Short-Term Investment
Investment Company	1,079,233	—	—	1,079,233

Total Investments in Securities	$7,123,044	$12,124,272	$239,879	$19,487,195

Appreciation in Other Financial Instruments
Futures Contracts	$25,707	$—	$—	$25,707

Depreciation in Other Financial Instruments
Futures Contracts	$(1,879)	$—	$—	$(1,879)

There were no transfers between Levels 1 and 2 during the period ended December 31, 2014.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 9, 2014*	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases¹	Sales²	Balance as of December 31, 2014
Investments in Securities
Asset-Backed Securities	$—	$—	$541	$24	$239,314	$—	$239,879

*	Commencement of operations.
(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2014, which were valued using significant unobservable inputs (Level 3) amounted to $541. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$239,879	Discounted Cash Flow	Constant Prepayment Rate Constant Default Rate Yield (Discount Rate of Cash Flows)	0.00% - 10.00% (3.12%) 3.00% - 9.00% (5.99%) 3.95% - 6.85% (4.75%)

Asset-Backed Securities	239,879

Total	$239,879

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invests in Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds:

		For the period ended December 31, 2014
Affiliate	Value at December 9, 2014*	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$—	$1,620,533	$—	$—	$20,533	196,246	$1,585,666
JPMorgan Equity Income Fund, Class R6 Shares	—	1,024,140	—	19,034	5,105	70,310	1,002,614
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	19,941,408	18,862,175	—	79	1,079,233	1,079,233

Total	$—			$19,034	$25,717		$3,667,513

*	Commencement of operations.

C. Futures Contracts — The Portfolio uses index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the period ended December 31, 2014:

Futures Contracts:
Equity
Average Notional Balance Long	$140,531
Ending Notional Balance Long	140,531
Foreign Exchange
Average Notional Balance Short	1,059,362
Ending Notional Balance Short	1,059,362
Interest
Average Notional Balance Long	867,375
Average Notional Balance Short	2,854,313
Ending Notional Balance Long	867,375
Ending Notional Balance Short	2,854,313

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,352
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	24,355

Total		$25,707

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,879)

Total		$(1,879)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the period ended December 31, 2014, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Equity contracts	$935

Total	$935

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,352
Foreign exchange	24,355
Equity contracts	(1,879)

Total	$23,828

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Portfolio does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sale of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Offering and Organizational Costs — Total offering costs of $27,000 incurred in connection with the offering of shares of the Portfolio are amortized on a straight line basis over 12 months from the date the Portfolio commenced operations. Costs incurred in connection with the organization of the Portfolio, if any, were recorded as an expense at the time the Portfolio commenced operations and are included as part of Professional fees on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

H. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.E.

I. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
$(2,985)	$9,510	$(6,525)

The reclassifications for the Portfolio relate primarily to redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.45%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended December 31, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the period ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2016.

For the period ended December, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$5,400	$984	$6,384	$81,973

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the period ended December 31, 2014.

The Underlying Funds may impose a separate advisory fee. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fee in the weighted average pro-rata amount of the advisory fee charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended December 31, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the period ended December 31, 2014, the Portfolio incurred $3 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

4. Investment Transactions

During the period ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$18,704,083	$152,169

During the period ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$19,631,693	$119,188	$263,686	$(144,498)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the period ended December 31, 2014 was as follows:

Ordinary Income	Total Distributions Paid*
$64,010	$64,010

*	Commencement of operations was December 9, 2014.

As of December 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,907	$33,899	$(144,445)

The cumulative timing differences primarily consist of mark to market of future contracts.

As of December 31, 2014, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio’s shares are currently held by the Adviser.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of December 31, 2014, the Portfolio invested approximately 70.9% of its total investments in the United States.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Income Builder Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Income Builder Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 9, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 25, 2015

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	27

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	156	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	156	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	156	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	156	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	156	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	156	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	156	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	156	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	156	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	156	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	156	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	156	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	156	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (156 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	29

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, December 9, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value December 9, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Income Builder Portfolio
Class 1
Actual*	$1,000.00	$998.30	$0.36	0.60%
Hypothetical**	1,000.00	1,022.18	3.06	0.60
Class 2
Actual*	1,000.00	998.20	0.51	0.85
Hypothetical**	1,000.00	1,020.92	4.33	0.85

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Commencement of operations was on December 9, 2014.
**	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 22/365 (to reflect the actual year period).

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2014 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Portfolio whose annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Portfolio under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Portfolio and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the

Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio. The Trustees also considered the investment strategy and investment process for the Portfolio, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Portfolio, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Portfolio by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, will earn fees from the Portfolio for providing administrative services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Economies of Scale

The Trustees considered the extent to which the Portfolio benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that shareholders of the Portfolio effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Investment Performance

The Trustees considered the Portfolio’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Portfolio. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Portfolio and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Portfolio’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	33

TAX LETTER

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 7.77% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2014.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	AN-JPMITIBP-1214

Annual Report

JPMorgan Insurance Trust

December 31, 2014

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

While the first half of 2014 was generally marked by slow but steady global growth and low volatility in financial markets, the second half displayed a growing divergence between the U.S. economy and the world’s other leading economies. Throughout the twelve months ended December 31, 2014, the global markets were generally supported by accommodative growth policies from major central banks.

“Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns.”

However, as the economic recovery took hold and began to accelerate in the U.S., the Federal Reserve moved toward a more normalized monetary policy, both by ending its quantitative easing program of monthly bond purchases and by indicating that it may raise interest rates in mid 2015. At the same time, the European Central Bank (ECB) and the Bank of Japan took unprecedented steps to shore up flagging growth and stubbornly high unemployment.

The other key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December. This had the effect of transferring billions in wealth from oil exporting nations to consumers in developed-market nations.

During 2014, the U.S. economy grew at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014, and unemployment dropped to 5.6% in December, a level not seen since June 2008. Inflation in the U.S. remained subdued at less than 2.0% during the second half of 2014 amid falling oil prices and a notable absence in meaningful U.S. wage growth.

Against this backdrop, U.S. equity markets were among the best performing asset classes of 2014. The Standard & Poor’s 500 Index (“S&P 500”) posted 53 new closing highs during the year and May through June saw market volatility retreat to lows not consistently seen since 2007. While the latter part of 2014 included the return of market volatility and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to record highs in the final months of 2014.

The S&P 500 broke through the 2,000-point closing level for the first time at the end of October and went on to post new closing highs in the final two weeks of December. Also in late December, the Dow Jones Industrial Average surpassed 18,000 points at closing for the first time amid news that third quarter GDP showed the fastest growth in 11 years. Meanwhile, U.S. Treasury securities turned in their best performance in three years as weaker global growth, increased market volatility and discreet geopolitical risks drove investors toward perceived safe-haven bonds.

Weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate in June to negative 0.1% to encourage banks to extend lending, growth remained tepid and inflation was well below the ECB’s target of just below 2.0%. The inflation rate averaged 0.4% from July to October and then fell to 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession by the fourth quarter of 2014, which was partly attributed to an increase in the national consumption tax earlier in April. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo equity markets to seven-year highs. For the twelve months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -4.5%.

During 2014, China’s economy continued to grow but at a slower pace. At 7.4%, China’s annual GDP growth was the slowest in 24 years and below the government’s target of 7.5%. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed strongly over the twelve months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased foreign access to China’s financial markets by allowing Hong Kong investors to buy shares in Shanghai.

Russia’s economy, already straining under the imposition of Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. For the twelve months ended December 31, 2014, the MSCI Emerging Markets Index returned -1.8%.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

JANUARY 11, 2015 (Unaudited) (continued)

The relative strength of the U.S. economy drove gains in both domestic equity and bond markets during 2014. It also drove the U.S. dollar higher against most other currencies due to investor expectations that interest rates will rise in the U.S. earlier and more rapidly than elsewhere. Amid concerns about the pace of global growth, the return of market volatility and a divergence in policies among leading central banks, equity markets in the U.S., China and Japan provided investors with solid returns. The economic and financial market events of 2014 served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO SUMMARY

FOR THE PERIOD DECEMBER 9, 2014 (PORTFOLIO INCEPTION DATE) THROUGH DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.25)%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	(0.01)%
Global Allocation Composite Benchmark . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.12%

Net Assets as of 12/31/2014 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	19,953,206

INVESTMENT OBJECTIVE** AND STRATEGIES

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return. The Portfolio invests in a broad range of equity, fixed income and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. Ranges for the broad asset classes are: 10-90% global equity, 10-90% global fixed income, 0-60% alternatives and 0-80% cash and cash equivalents. The Portfolio generally invests at least 40% of total assets of the Portfolio in countries other than the United States. The Portfolio may use derivatives as substitutes for securities in which the Portfolio can invest. Investment insights are developed through top-down macro views combined with bottom-up views of

J.P. Morgan asset class specialists globally.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	12.2%
2.	Bundesrepublik Deutschland, (Germany), 3.500%, 07/04/19	7.1
3.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	7.0
4.	U.S. Treasury Inflation Indexed Bond, 1.375%, 02/15/44	4.5
5.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3.5
6.	Bundesrepublik Deutschland, (Germany), 2.250%, 09/04/21	2.4
7.	Republic of Finland, (Finland), Reg. S, 2.750%, 07/04/28	1.9
8.	U.S. Treasury Note, 0.250%, 01/31/15	1.8
9.	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	1.5
10.	Italy Buoni Poliennali Del Tesoro, (Italy), 5.500%, 11/01/22	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
United States	59.2%
Germany	11.4
United Kingdom	6.2
Japan	3.5
Finland	2.0
France	1.8
Italy	1.7
Switzerland	1.4
Australia	1.1
Others (each less than 1.0%)	3.8
Short-Term Investment	7.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Portfolio’s composition is subject to change.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO SUMMARY

FOR THE PERIOD DECEMBER 9, 2014 (PORTFOLIO INCEPTION DATE) THROUGH DECEMBER 31, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS 1 SHARES	December 9, 2014	(0.23)%
CLASS 2 SHARES	December 9, 2014	(0.25)

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholdings taxes) (60%) and the Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 2.5%
	United States — 2.5%
78,773	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	79,975
108,256	Countrywide Asset-Backed Certificates, Series 2004-2, Class M1, VAR, 0.920%, 05/25/34	102,499
56,033	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 0.569%, 02/25/33	52,234
100,478	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1, VAR, 1.190%, 10/25/33	94,729
74,640	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, VAR, 1.230%, 12/25/33	69,962
107,224	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF2, Class A1, VAR, 1.169%, 08/25/37	99,922

	Total Asset-Backed Securities (Cost $492,876)	499,321

Collateralized Mortgage Obligations — 6.9%
	Non-Agency CMO — 6.9%
	United States — 6.9%
51,675	Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5, 5.500%, 11/25/33	52,896
69,610	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 2.720%, 02/25/35	68,404
84,865	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 3.268%, 02/25/35	80,699
137,670	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 0.610%, 05/25/35	126,024
242,072	Impac CMB Trust, Series 2004-6, Class 1A2, VAR, 0.950%, 10/25/34	226,368
99,396	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.616%, 01/25/37	99,332
74,278	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 2.567%, 07/25/34	71,100
108,727	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	111,618
148,599	RFMSI Trust, Series 2003-S20, Class 2A1, 4.750%, 12/25/18	150,726

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
236,678	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-W, Class A1, VAR, 2.615%, 11/25/34	239,608
42,308	Series 2005-AR2, Class 2A1, VAR, 2.613%, 03/25/35	42,282
95,429	Series 2005-16, Class A8, 5.750%, 01/25/36	99,350

	Total Collateralized Mortgage Obligations (Cost $1,350,632)	1,368,407

SHARES
Common Stocks — 35.2%
	Australia — 1.1%
2,220	AMP Ltd.	9,887
1,680	Australia & New Zealand Banking Group Ltd.	43,713
1,900	BHP Billiton Ltd.	44,921
367	Commonwealth Bank of Australia	25,499
2,100	Dexus Property Group (m)	11,888
7,000	Goodman Group (m)	32,332
1,120	Wesfarmers Ltd.	37,921
700	Westpac Banking Corp.	18,827

		224,988

	Belgium — 0.1%
196	Solvay S.A.	26,522

	Bermuda — 0.1%
364	Lazard Ltd., Class A	18,211

	Canada — 0.3%
290	Brookfield Asset Management, Inc., Class A	14,538
520	Brookfield Residential Properties, Inc. (a)	12,511
68	Canadian Pacific Railway Ltd.	13,103
700	Novadaq Technologies, Inc. (a)	11,634

		51,786

	Denmark — 0.3%
8	AP Moeller - Maersk A/S, Class B	15,912
836	Danske Bank A/S	22,602
601	Novo Nordisk A/S, Class B	25,422

		63,936

	Finland — 0.1%
1,661	UPM-Kymmene OYJ	27,221

	France — 1.8%
220	Air Liquide S.A.	27,223
547	Airbus Group N.V.	27,043
1,223	AXA S.A.	28,182

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	France — continued
532	BNP Paribas S.A.	31,406
1,563	Credit Agricole S.A.	20,176
891	GDF Suez	20,777
101	Kering	19,409
264	Lafarge S.A.	18,533
265	Publicis Groupe S.A.	19,004
349	Renault S.A.	25,420
452	Sanofi	41,209
488	Schneider Electric SE	35,541
445	Societe Generale S.A.	18,623
502	Total S.A.	25,718

		358,264

	Germany — 1.4%
247	Allianz SE	40,910
240	BASF SE	20,132
374	Bayer AG	50,979
242	Bayerische Motoren Werke AG	26,116
496	Brenntag AG	27,731
109	Continental AG	22,991
438	Deutsche Telekom AG	7,008
933	E.ON SE	15,947
293	HeidelbergCement AG	20,680
541	SAP SE	37,777
183	Siemens AG	20,533

		290,804

	Hong Kong — 0.6%
1,000	Cheung Kong Holdings Ltd.	16,747
600	Hang Seng Bank Ltd.	9,972
2,000	Hutchison Whampoa Ltd.	22,863
386	Michael Kors Holdings Ltd. (a)	28,989
3,000	Power Assets Holdings Ltd.	29,004
4,400	Sands China Ltd.	21,420

		128,995

	Ireland — 0.2%
289	Ryanair Holdings plc, ADR (a)	20,597
374	Shire plc	26,517

		47,114

	Italy — 0.4%
1,607	Assicurazioni Generali S.p.A.	32,996
10,833	Enel Green Power S.p.A.	22,697
2,898	UniCredit S.p.A.	18,563

		74,256

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — 3.4%
200	Central Japan Railway Co.	29,975
400	Daikin Industries Ltd.	25,650
700	Dentsu, Inc.	29,429
1,100	DMG Mori Seiki Co., Ltd.	13,621
400	East Japan Railway Co.	30,148
100	FANUC Corp.	16,488
4,000	Fujitsu Ltd.	21,327
4,000	Hitachi Ltd.	29,523
5,400	JX Holdings, Inc.	21,015
2,000	Kyowa Hakko Kirin Co., Ltd.	18,833
900	Mazda Motor Corp.	21,614
7,000	Mitsubishi UFJ Financial Group, Inc.	38,460
1,100	Mitsui & Co., Ltd.	14,732
1,000	Mitsui Fudosan Co., Ltd.	26,816
800	MS&AD Insurance Group Holdings, Inc.	18,959
300	Nippon Telegraph & Telephone Corp.	15,325
1,500	ORIX Corp.	18,874
900	Otsuka Holdings Co., Ltd.	26,983
1,500	Ricoh Co., Ltd.	15,164
300	Seiko Epson Corp.	12,553
2,000	Sekisui Chemical Co., Ltd.	24,062
800	Seven & i Holdings Co., Ltd.	28,777
300	SoftBank Corp.	17,857
1,000	Sony Corp.	20,409
800	Sumitomo Mitsui Financial Group, Inc.	28,922
5,000	Tokyo Gas Co., Ltd.	26,978
1,000	Toyota Motor Corp.	62,317
800	Yamato Holdings Co., Ltd.	15,841
1,000	Yamazaki Baking Co., Ltd.	12,339

		682,991

	Luxembourg — 0.1%
1,339	ArcelorMittal	14,670

	Netherlands — 0.6%
1,275	ING Groep N.V., CVA (a)	16,472
379	NXP Semiconductors N.V. (a)	28,956
1,228	Royal Dutch Shell plc, Class A	40,982
779	Royal Dutch Shell plc, Class B	26,915

		113,325

	New Zealand — 0.1%
7,600	Spark New Zealand Ltd.	18,424

	Norway — 0.2%
1,415	DNB ASA	20,872
3,494	Norsk Hydro ASA	19,682

		40,554

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Portugal — 0.1%
3,255	EDP - Energias de Portugal S.A.	12,622

	Singapore — 0.2%
222	Avago Technologies Ltd.	22,331
1,000	DBS Group Holdings Ltd.	15,481

		37,812

	Spain — 0.4%
1,808	Banco Santander S.A.	15,175
3,509	Distribuidora Internacional de Alimentacion S.A.	23,777
1,097	Repsol S.A.	20,537
1,816	Telefonica S.A.	26,073

		85,562

	Sweden — 0.4%
410	Assa Abloy AB, Class B	21,655
1,875	Nordea Bank AB	21,705
2,806	Telefonaktiebolaget LM Ericsson, Class B	33,975

		77,335

	Switzerland — 1.4%
220	Allied World Assurance Co. Holdings AG	8,342
333	Cie Financiere Richemont S.A.	29,523
1,016	Nestle S.A.	74,068
577	Novartis AG	53,513
179	Roche Holding AG	48,499
297	Swiss Re AG (a)	24,880
2,171	UBS Group AG (a)	37,319

		276,144

	United Kingdom — 3.2%
4,000	3i Group plc	27,891
316	Associated British Foods plc	15,449
500	AstraZeneca plc	35,315
800	Aviva plc	6,011
10,316	Barclays plc	38,781
2,469	Barratt Developments plc	17,970
1,627	BG Group plc	21,772
4,242	BP plc	26,926
762	British American Tobacco plc	41,294
673	Diageo plc	19,280
2,449	Dixons Carphone plc	17,650
774	GlaxoSmithKline plc	16,605
4,694	HSBC Holdings plc	44,357
410	Indivior plc (a)	955
5,461	ITV plc	18,216
13,958	Lloyds Banking Group plc (a)	16,418

SHARES	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
1,237	Prudential plc	28,599
410	Reckitt Benckiser Group plc	33,208
410	Rio Tinto Ltd.	19,221
499	Rio Tinto plc	23,002
696	SABMiller plc	36,283
1,061	Smith & Nephew plc	19,133
784	SSE plc	19,809
6,861	Taylor Wimpey plc	14,637
816	Unilever N.V., CVA	31,920
13,450	Vodafone Group plc	46,115

		636,817

	United States — 18.7%
364	Acadia Healthcare Co., Inc. (a)	22,280
347	Acuity Brands, Inc.	48,604
316	Adobe Systems, Inc. (a)	22,973
99	Advance Auto Parts, Inc.	15,769
220	Aetna, Inc.	19,543
161	Affiliated Managers Group, Inc. (a)	34,171
119	Air Products & Chemicals, Inc.	17,163
114	Alexion Pharmaceuticals, Inc. (a)	21,093
30	Alleghany Corp. (a)	13,905
107	Alliance Data Systems Corp. (a)	30,607
79	Amazon.com, Inc. (a)	24,518
280	American Electric Power Co., Inc.	17,002
460	American Homes 4 Rent, Class A (m)	7,834
520	American International Group, Inc.	29,125
100	Ameriprise Financial, Inc.	13,225
407	Amphenol Corp., Class A	21,901
186	AmTrust Financial Services, Inc.	10,462
230	Analog Devices, Inc.	12,770
237	Antero Resources Corp. (a)	9,617
727	Apple, Inc.	80,246
30	AutoZone, Inc. (a)	18,573
220	Ball Corp.	14,997
2,010	Bank of America Corp.	35,959
230	Bed Bath & Beyond, Inc. (a)	17,519
600	Best Buy Co., Inc.	23,388
88	Biogen Idec, Inc. (a)	29,872
326	BorgWarner, Inc.	17,914
530	Brixmor Property Group, Inc.	13,165
400	Capital One Financial Corp.	33,020
557	Carlisle Cos., Inc.	50,264
1,160	CBRE Group, Inc., Class A (a)	39,730
150	CBS Corp. (Non-Voting), Class B	8,301

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
326	Celgene Corp. (a)	36,466
733	Ciena Corp. (a)	14,228
940	Cisco Systems, Inc.	26,146
510	Citigroup, Inc.	27,596
470	Citizens Financial Group, Inc.	11,684
460	ClubCorp Holdings, Inc.	8,248
510	CNO Financial Group, Inc.	8,782
160	Coach, Inc.	6,010
157	Concho Resources, Inc. (a)	15,661
500	CONSOL Energy, Inc.	16,905
104	CoStar Group, Inc. (a)	19,098
130	Crane Co.	7,631
180	CVS Health Corp.	17,336
497	Dealertrack Technologies, Inc. (a)	22,022
977	Delta Air Lines, Inc.	48,059
270	Devon Energy Corp.	16,527
110	DIRECTV (a)	9,537
480	DISH Network Corp., Class A (a)	34,987
310	Dover Corp.	22,233
240	Dr. Pepper Snapple Group, Inc.	17,203
127	Dril-Quip, Inc. (a)	9,745
240	Duke Energy Corp.	20,050
193	Eagle Materials, Inc.	14,674
427	East West Bancorp, Inc.	16,529
120	EastGroup Properties, Inc. (m)	7,598
230	Edison International	15,060
456	Electronic Arts, Inc. (a)	21,439
420	Entercom Communications Corp., Class A (a)	5,107
240	Equifax, Inc.	19,409
540	Excel Trust, Inc.	7,231
330	Expedia, Inc.	28,169
590	Exxon Mobil Corp.	54,545
1,015	Facebook, Inc., Class A (a)	79,190
369	Fluidigm Corp. (a)	12,446
613	Fortune Brands Home & Security, Inc.	27,751
467	GameStop Corp., Class A	15,785
410	Gap, Inc. (The)	17,265
90	Genuine Parts Co.	9,591
728	Gilead Sciences, Inc. (a)	68,621
120	Google, Inc., Class C (a)	63,168
312	Guidewire Software, Inc. (a)	15,797
140	Hanesbrands, Inc.	15,627
286	Harley-Davidson, Inc.	18,850
560	Hartford Financial Services Group, Inc. (The)	23,346
1,018	HD Supply Holdings, Inc. (a)	30,021

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
350	Hewlett-Packard Co.	14,045
833	Hilton Worldwide Holdings, Inc. (a)	21,733
556	Home Depot, Inc. (The)	58,363
200	Honeywell International, Inc.	19,984
950	Hudson City Bancorp, Inc.	9,614
230	Illinois Tool Works, Inc.	21,781
174	Illumina, Inc. (a)	32,117
420	Johnson & Johnson	43,919
310	KapStone Paper & Packaging Corp.	9,086
540	Kimco Realty Corp. (m)	13,576
250	Kinder Morgan, Inc.	10,577
257	Kirby Corp. (a)	20,750
520	Kohl’s Corp.	31,741
260	Kroger Co. (The)	16,695
500	La Quinta Holdings, Inc. (a)	11,030
356	Lam Research Corp.	28,245
390	Legg Mason, Inc.	20,814
930	Loews Corp.	39,079
380	Marathon Oil Corp.	10,750
250	Marsh & McLennan Cos., Inc.	14,310
190	Martin Marietta Materials, Inc.	20,961
529	MasterCard, Inc., Class A	45,579
600	Merck & Co., Inc.	34,074
906	Microsoft Corp.	42,084
109	Mohawk Industries, Inc. (a)	16,934
189	Moody’s Corp.	18,108
330	Mosaic Co. (The)	15,064
120	National Healthcare Corp.	7,541
754	Nektar Therapeutics (a)	11,687
54	Netflix, Inc. (a)	18,447
190	NextEra Energy, Inc.	20,195
140	NiSource, Inc.	5,939
230	Northeast Utilities	12,310
170	Northern Trust Corp.	11,458
328	Old Dominion Freight Line, Inc. (a)	25,466
480	Old Republic International Corp.	7,022
210	Omnicom Group, Inc.	16,269
294	Pall Corp.	29,756
129	Palo Alto Networks, Inc. (a)	15,812
410	PBF Energy, Inc., Class A	10,922
1,450	Pfizer, Inc.	45,167
560	Phillips 66	40,152
240	PNC Financial Services Group, Inc. (The)	21,895
250	Post Holdings, Inc. (a)	10,473
143	PPG Industries, Inc.	33,054

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
25	Priceline Group, Inc. (The) (a)	28,505
340	Procter & Gamble Co. (The)	30,971
240	Prudential Financial, Inc.	21,710
200	QUALCOMM, Inc.	14,866
410	Rayonier, Inc. (m)	11,455
72	Regeneron Pharmaceuticals, Inc. (a)	29,538
320	Rock-Tenn Co., Class A	19,514
276	Rush Enterprises, Inc., Class A (a)	8,846
253	Schlumberger Ltd.	21,609
180	Sempra Energy	20,045
195	ServiceNow, Inc. (a)	13,231
105	Sherwin-Williams Co. (The)	27,619
163	Signature Bank (a)	20,531
430	Southwestern Energy Co. (a)	11,735
691	Sprouts Farmers Market, Inc. (a)	23,480
280	Starbucks Corp.	22,974
510	SunTrust Banks, Inc.	21,369
340	T. Rowe Price Group, Inc.	29,192
664	TD Ameritrade Holding Corp.	23,758
94	Tesla Motors, Inc. (a)	20,907
400	Texas Instruments, Inc.	21,386
120	Time Warner, Inc.	10,250
410	Time, Inc.	10,090
200	Travelers Cos., Inc. (The)	21,170
150	TreeHouse Foods, Inc. (a)	12,830
373	Trex Co., Inc. (a)	15,882
300	Twenty-First Century Fox, Inc., Class B	11,067
530	U.S. Bancorp	23,824
231	Ulta Salon Cosmetics & Fragrance, Inc. (a)	29,531
230	United Technologies Corp.	26,450
545	UnitedHealth Group, Inc.	55,094
450	Unum Group	15,696
653	Urban Outfitters, Inc. (a)	22,940
309	Valeant Pharmaceuticals International, Inc. (a)	44,221
448	Veeva Systems, Inc., Class A (a)	11,832
530	Verizon Communications, Inc.	24,793
139	Vertex Pharmaceuticals, Inc. (a)	16,513
150	W.R. Berkley Corp.	7,689
60	W.W. Grainger, Inc.	15,293
1,300	Wells Fargo & Co.	71,266
610	Western Union Co. (The)	10,925
490	Weyerhaeuser Co. (m)	17,586
459	Wolverine World Wide, Inc.	13,527

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
129	Workday, Inc., Class A (a)	10,528
500	Xcel Energy, Inc.	17,960

		3,723,659

	Total Common Stocks (Cost $7,103,020)	7,032,012

PRINCIPAL AMOUNT
Foreign Government Securities — 15.5%
	Finland — 1.8%
EUR 250,000	Republic of Finland, Reg. S, 2.750%, 07/04/28 (e) (m)	367,075

	Germany — 9.5%
EUR 350,000	Bundesrepublik Deutschland, 2.250%, 09/04/21 (m)	482,475
EUR 1,000,000	3.500%, 07/04/19 (m)	1,401,976

		1,884,451

	Italy — 1.3%
EUR 170,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22 (m)	264,524

	United Kingdom — 2.9%
GBP 123,100	United Kingdom Gilt, 2.000%, 01/22/16 (m)	195,098
GBP 120,800	4.750%, 09/07/15 (m)	193,921
GBP 117,300	8.000%, 12/07/15 (m)	195,877

		584,896

	Total Foreign Government Securities (Cost $3,150,504)	3,100,946

SHARES
Investment Companies — 24.0% (b)
85,858	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	693,729
61,334	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,380,010
33,520	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	292,633
317,691	JPMorgan High Yield Fund, Class R6 Shares (m)	2,411,273

	Total Investment Companies (Cost $4,890,604)	4,777,645

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

Option Purchased — 0.3%
	Call Option Purchased — 0.3%
7	S&P 500 Index, Expiring 06/19/15 at 2,050.00 USD, European Style (Cost $59,311)	62,440

SHARES
Preferred Stocks — 0.4%
	Germany — 0.4%
427	Henkel AG & Co. KGaA	45,995
108	Volkswagen AG	24,004

	Total Preferred Stocks (Cost $72,255)	69,999

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
1,097	Repsol S.A., expiring 01/08/15 (a) (Cost $—)	607

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 6.3%
775,500	U.S. Treasury Inflation Indexed Bond, 1.375%, 02/15/44 (m)	894,183
355,000	U.S. Treasury Note, 0.250%, 01/31/15 (k)	355,042

	Total U.S. Treasury Obligations (Cost $1,242,575)	1,249,225

SHARES
Short-Term Investment — 7.8%
	Investment Company — 7.8%
1,565,264	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $1,565,264)	1,565,264

	Total Investments — 98.9% (Cost $19,927,041)	19,725,866
	Other Assets in Excess of Liabilities — 1.1% (c)	227,340

	NET ASSETS — 100.0%	$19,953,206

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2014

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	24.2%
Foreign Government Securities	15.7
Non-Agency CMO	6.9
U.S. Treasury Bond	4.5
Banks	3.6
Pharmaceuticals	2.7
Asset-Backed Securities	2.5
Insurance	2.1
Oil, Gas & Consumable Fuels	1.9
U.S. Treasury Note	1.8
Specialty Retail	1.2
Capital Markets	1.1
Biotechnology	1.0
Automobiles	1.0
Others (each less than 1.0%)	21.9
Short-Term Investment	7.9

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	TOPIX Index	03/12/15	1,292,578	6,001
3	10 Year Australian Government Bond	03/16/15	313,853	2,990
20	10 Year U.S. Treasury Note	03/20/15	2,535,938	(666)
10	Dow Jones Euro STOXX 50 Index	03/20/15	379,109	(2,713)
3	E-mini Russell 2000	03/20/15	360,210	6,623
27	E-mini S&P 500	03/20/15	2,770,740	12,398
8	U.S. Ultra Bond	03/20/15	1,321,500	16,235
	Short Futures Outstanding
(2)	Euro Bobl	03/06/15	(315,291)	(1,477)
(2)	Euro Bund	03/06/15	(377,221)	(4,465)
(2)	10 Year Canadian Government Bond	03/20/15	(238,458)	(1,476)
(6)	FTSE 100 Index	03/20/15	(609,958)	(3,115)
(8)	Mini MSCI Emerging Markets Index	03/20/15	(383,080)	(21,836)
(6)	U.S. Ultra Bond	03/20/15	(991,125)	(18,762)
(4)	2 Year U.S. Treasury Note	03/31/15	(874,375)	367
(24)	5 Year U.S. Treasury Note	03/31/15	(2,854,313)	863

				(9,033)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,247	AUD	BNP Paribas	03/26/15	4,280	4,259	(21)
7,010	EUR	Goldman Sachs International	03/26/15	8,728	8,488	(240)
				13,008	12,747	(261)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
29,278	AUD	HSBC Bank, N.A.	03/26/15	23,904	23,763	141
2,096,066	EUR	National Australia Bank	03/26/15	2,608,514	2,538,210	70,304
12,975	EUR	Royal Bank of Canada	03/26/15	15,778	15,711	67
377,794	GBP	BNP Paribas	03/26/15	593,309	588,446	4,863
				3,241,505	3,166,130	75,375

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF DECEMBER 31, 2014

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2014.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for future contracts.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is $3,199,747 and 16.2%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014

Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$13,382,957
Investments in affiliates, at value	6,342,909

Total investment securities, at value	19,725,866
Cash	75,675
Foreign currency, at value	33,138
Deposits at broker for futures contracts	42,000
Receivables:
Interest and dividends from non-affiliates	47,815
Dividends from affiliates	90
Unrealized appreciation on forward foreign currency exchange contracts	75,375
Due from Adviser	64,468
Deferred offering cost	25,299

Total Assets	20,089,726

LIABILITIES:
Payables:
Investment securities purchased	17,695
Variation margin on futures contracts	16,452
Unrealized depreciation on forward foreign currency exchange contracts	261
Accrued liabilities:
Distribution fees	2,985
Custodian and accounting fees	5,310
Trustees’ and Chief Compliance Officer’s fees	11
Audit fees	61,057
Offering Cost	27,000
Other	5,749

Total Liabilities	136,520

Net Assets	$19,953,206

NET ASSETS:
Paid-in-Capital	$20,041,215
Accumulated undistributed (distributions in excess of) net investment income	(3,318)
Accumulated net realized gains (losses)	50,119
Net unrealized appreciation (depreciation)	(134,810)

Total Net Assets	$19,953,206

Net Assets:
Class 1	$99,781
Class 2	19,853,425

Total	$19,953,206

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	6,682
Class 2	1,329,612

Net Asset Value, offering and redemption price per share (a):
Class 1	$14.93
Class 2	14.93

Cost of investments in non-affiliates	$13,471,173
Cost of investments in affiliates	6,455,868
Cost of foreign currency	33,032

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2014

Global Allocation Portfolio (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,056
Dividend income from affiliates	39,159
Interest income from non-affiliates	2,122
Foreign taxes withheld	(31)

Total investment income	46,306

EXPENSES:
Investment advisory fees	7,201
Administration fees	984
Distribution fees — Class 2	2,985
Custodian and accounting fees	5,310
Professional fees	61,075
Trustees’ and Chief Compliance Officer’s fees	11
Printing and mailing costs	5,041
Transfer agent fees	240
Offering costs	1,701
Other	452

Total expenses	85,000

Less fees waived	(8,185)
Less expense reimbursements	(64,468)

Net expenses	12,347

Net investment income (loss)	33,959

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,314)
Futures	5,526
Foreign currency transactions	(690)

Net realized gain (loss)	2,522

Distributions of capital gains received from investment company affiliates	51,535

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(88,216)
Investments in affiliates	(112,959)
Futures	(9,033)
Foreign currency translations	75,398

Change in net unrealized appreciation/depreciation	(134,810)

Net realized/unrealized gains (losses)	(80,753)

Change in net assets resulting from operations	$(46,794)

(a)	Commencement of operations was December 9, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Global Allocation Portfolio
Period Ended December 31, 2014(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,959
Net realized gain (loss)	2,522
Distributions of capital gains received from investment company affiliates	51,535
Change in net unrealized appreciation/depreciation	(134,810)

Change in net assets resulting from operations	(46,794)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(234)
Class 2
From net investment income	(43,966)

Total distributions to shareholders	(44,200)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	20,044,200

NET ASSETS:
Change in net assets	19,953,206
Beginning of period	–

End of period	$19,953,206

Accumulated undistributed (distributed in excess of) net investment income	$(3,318)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$100,000
Distributions reinvested	234

Change in net assets resulting from Class 1 capital transactions	$100,234

Class 2
Proceeds from shares issued	$19,900,000
Distributions reinvested	43,966

Change in net assets resulting from Class 2 capital transactions	$19,943,966

Total change in net assets resulting from capital transactions	$20,044,200

SHARE TRANSACTIONS:
Class 1
Issued	6,666
Reinvested	16

Change in Class 1 Shares	6,682

Class 2
Issued	1,326,667
Reinvested	2,945

Change in Class 2 Shares	1,329,612

(a)	Commencement of operations was December 9, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Allocation Portfolio
Class 1
December 9, 2014 (i) through December 31, 2014	$15.00	$0.03	$(0.06)	$(0.03)	$(0.04)

Class 2
December 9, 2014 (i) through December 31, 2014	15.00	0.03	(0.07)	(0.04)	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the period ended December 31, 2014.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of operations.
(j)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)(g)	Net investment income (loss)(b)(g)	Expenses without waivers, reimbursements and earnings credits (f)(g)	Portfolio turnover rate (c)(h)

$14.93	(0.23)%	$99,781	0.78%	3.08%	6.70%	—	%(j)

14.93	(0.25)	19,853,425	1.03	2.83	6.95	—	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

The Portfolio commenced operations on December 9, 2014.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

Futures and options are generally valued on the basis of available market quotations. Other derivatives are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at December 31, 2014.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$—	$499,321	$499,321
Collateralized Mortgage Obligations
Non-Agency CMO	—	1,368,407	—	1,368,407
Common Stocks
Australia	—	224,988	—	224,988
Belgium	—	26,522	—	26,522
Bermuda	18,211	—	—	18,211
Canada	51,786	—	—	51,786
Denmark	—	63,936	—	63,936
Finland	—	27,221	—	27,221
France	—	358,264	—	358,264
Germany	—	290,804	—	290,804
Hong Kong	28,989	100,006	—	128,995
Ireland	20,597	26,517	—	47,114
Italy	—	74,256	—	74,256
Japan	—	682,991	—	682,991
Luxembourg	—	14,670	—	14,670
Netherlands	28,956	84,369	—	113,325
New Zealand	—	18,424	—	18,424
Norway	—	40,554	—	40,554
Portugal	—	12,622	—	12,622
Singapore	22,331	15,481	—	37,812
Spain	—	85,562	—	85,562
Sweden	—	77,335	—	77,335
Switzerland	45,661	230,483	—	276,144
United Kingdom	18,605	618,212	—	636,817
United States	3,723,659	—	—	3,723,659

Total Common Stocks	3,958,795	3,073,217	—	7,032,012

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$3,100,946	$—	$3,100,946
Investment Companies
United States	4,777,645	—	—	4,777,645
Option Purchased
Call Option Purchased	62,440	—	—	62,440
Preferred Stocks
Germany	—	69,999	—	69,999
Rights
Spain	607	—	—	607
U.S. Treasury Obligations	—	1,249,225	—	1,249,225
Short-Term Investment
Investment Company	1,565,264	—	—	1,565,264

Total Investments in Securities	$10,364,751	$8,861,794	$499,321	$19,725,866

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$75,375	$—	$75,375
Futures Contracts	45,477	—	—	45,477

Total Appreciation in Other Financial Instruments	$45,477	$75,375	$—	$120,852

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(261)	$—	$(261)
Futures Contracts	(54,510)	—	—	(54,510)

Total Depreciation in Other Financial Instruments	$(54,510)	$(261)	$—	$(54,771)

There were no transfers between Levels 1 and 2 during the period ended December 31, 2014.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 9, 2014*	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014
Investments in Securities
Asset-Backed Securities	$—	$—	$6,445	$52	$492,824	$—	$—	$—	$499,321

*	Commencement of operations was December 9, 2014.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2014, which were valued using significant unobservable inputs (Level 3) amounted to $6,445. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$499,321	Discounted Cash Flow	Constant Prepayment Rate	0.00%—10.00% (2.90%)
			Constant Default Rate	3.00%—9.00% (6.20%)
			Yield (Discount Rate of Cash Flows)	3.95%—6.85% (4.69%)

Asset-Backed Securities	499,321

Total	$499,321

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

B. Investment Transactions with Affiliates — The Portfolio invests in Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the following to be affiliated issuers. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds:

		For the period ended December 31, 2014
Affiliate	Value at December 9, 2014*	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$—	$708,983	$—	$—	$8,983	85,858	$693,729
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,418,054	—	—	18,053	61,334	1,380,010
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	300,335	—	—	335	33,520	292,633
JPMorgan High Yield Fund, Class R6 Shares	—	2,463,232	—	51,535	11,698	317,691	2,411,273
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	19,884,770	18,319,506	—	90	1,565,264	1,565,264

	$—			$51,535	$39,159		$6,342,909

*	Commencement of operations was December 9, 2014.

C. Derivatives — The Portfolio uses instruments including futures, forward foreign currency exchange contracts, options and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. The Portfolio also uses derivatives for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Portfolio often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes C(1) — C(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio purchases and sells (“write”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

The Portfolio’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — The Portfolio uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Portfolio also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of December 31, 2014, the Portfolio did not receive or post collateral for forward foreign currency exchange contracts.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of December 31, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$20,455	$—	$20,455
Foreign exchange contracts	Receivables	—	—	75,375	75,375
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	62,440	25,022	—	87,462

Total		$62,440	$45,477	$75,375	$183,292

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(26,846)	$—	$(26,846)
Foreign exchange contracts	Payables	—	—	(261)	(261)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	(27,664)	—	(27,664)

Total		$—	$(54,510)	$(261)	$(54,771)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the period ended December 31, 2014, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$3,243	$3,243
Equity contracts	5,526	—	5,526

Total	$5,526	$3,243	$8,769

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(6,391)	$—	$(6,391)
Foreign exchange contracts	—	—	75,114	75,114
Equity contracts	3,129	(2,642)	—	487

Total	$3,129	$(9,033)	$75,114	$69,210

The Portfolio’s derivatives contracts held at December 31, 2014 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the period ended December 31, 2014. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$4,802,637
Average Notional Balance Short	993,038
Ending Notional Balance Long	4,802,637
Ending Notional Balance Short	993,038
Interest Rate
Average Notional Balance Long	4,171,291
Average Notional Balance Short	5,650,783
Ending Notional Balance Long	4,171,291
Ending Notional Balance Short	5,650,783

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	13,008
Average Settlement Value Sold	3,241,505
Ending Value Purchased	13,008
Ending Value Sold	3,241,505

Exchange-Traded Options:
Average Number of Contracts Purchased	7
Ending Number of Contracts Purchased	7

D. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Portfolio does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sale of fixed income securities.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Offering and Organizational Costs — Total offering costs of $27,000 incurred in connection with the offering of shares of the Portfolio are amortized on a straight line basis over 12 months from the date the Portfolio commenced operations. Costs incurred in connection with the organization of the Portfolio, if any, were recorded as an expense at the time the Portfolio commenced operations and are included as part of Professional fees on the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.E.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(2,985)	$6,923	$(3,938)

The reclassifications for the Portfolio relate primarily to investments in regulated investment companies.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended December 31, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the period ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2016.

For the period ended December 31, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$7,201	$984	$8,185	$64,468

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the period ended December 31, 2014.

The Underlying Funds may impose separate advisory fees. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (continued)

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended December 31, 2014, the Portfolio and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the period ended December 31, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$16,712,401	$40,055	$888,737	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$19,927,978	$129,040	$331,152	$(202,112)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in Treasury Inflation Protected Securities.

The tax character of distributions paid during the period ended December 31, 2014 was as follows:

Total Distributions Paid From:	Total Distributions Paid*
Ordinary Income
$44,200	$44,200

*	Commencement of operations was December 9, 2014.

As of December 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$72,520	$36,913	$(197,443)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts and mark to market of futures contracts.

As of December 31, 2014, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio’s shares are currently held by the Adviser.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of December 31, 2014, a portion of the Portfolio’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of December 31, 2014, the Portfolio had the following country allocations representing greater than 10% of total investments:

Germany	United States
11.4%	67.1%

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Global Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Global Allocation Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 9, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 25, 2015

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	156	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	156	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	156	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	156	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	156	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	156	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	156	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	156	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	156	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	29

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	156	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	156	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	156	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	156	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (156 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Global Allocation Portfolio
Class 1
Actual*	$1,000.00	$997.70	$0.47	0.78%
Hypothetical**	1,000.00	1,021.27	3.97	0.78
Class 2
Actual*	1,000.00	997.50	0.62	1.03
Hypothetical**	1,000.00	1,020.01	5.24	1.03

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 22/365 (to reflect the actual period). Commencement of operations was on December 9, 2014.
**	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2014 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Portfolio whose annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Portfolio under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Portfolio and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The

Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio. The Trustees also considered the investment strategy and investment process for the Portfolio, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Portfolio, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Portfolio by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds, including the benefits to be received by the Adviser and its affiliates in connection with the Portfolio’s investment in other J.P. Morgan Funds in which the Portfolio may invest (“Underlying Funds”). The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, will earn fees from the Portfolio for providing administrative services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Economies of Scale

The Trustees considered the extent to which the Portfolio benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that shareholders of the Portfolio effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Investment Performance

The Trustees considered the Portfolio’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Portfolio. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Portfolio and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Portfolio’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Portfolio may invest.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2014

TAX LETTER

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 2.51% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2014.

DECEMBER 31, 2014	JPMORGAN INSURANCE TRUST	35

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	AN-JPMITGAP-1214

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitch Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2014 – $286,480

2013 – $284,515

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2014 – $53,320

2013 – $66,450

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2014 – $65,170

2013 – $67,690

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2014 and 2013, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2014 – Not applicable

2013 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit

Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2014 – 0.0%

2013 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2014 – $31.9 million

2013 – $33.9 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
February 27, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
February 27, 2015